                          FREMONT MUTUAL FUNDS, INC.(R)
                               SEMI-ANNUAL REPORT



                                [COVER GRAPHIC]




                                 APRIL 30, 1997



                                                            [FREMONT FUNDS LOGO]

                                 FREMONT FUNDS



       A MESSAGE FROM MICHAEL H. KOSICH, PRESIDENT OF FREMONT MUTUAL FUNDS


[PHOTO OF MIKE KOSICH]

Dear Fellow Shareholder:

     We are pleased to update you on our nine mutual funds and to detail some of the recent developments at our firm.

     We are happy to report that six of our nine funds outperformed their benchmarks in fiscal first-half 1997. Fremont Emerging Markets Fund Portfolio Manager Henry Thornton deserves special mention. In its first complete six-month reporting period, the Fund exceeded its benchmark indices--the Morgan Stanley Capital Emerging Markets Free Index and IFC Investable Index--by 50% and 69%, respectively. The Fremont International Growth, International Small Cap, Bond, Money Market and California Intermediate Tax-Free Funds all comfortably outperformed their indices, while the Global and U.S. Micro-Cap Funds fell just short of their investment yardsticks. While the Fremont Growth Fund materially lagged the S&P 500 Index (11.13% versus 14.72%), it outdistanced the competition as represented by the Lipper Growth Fund Average's 6.98% gain.

     In an important step to ensure the continuity of Fremont Funds' portfolio management team, Fremont Investment Advisors, Inc. has officially hired Robert
E. (Bob) Kern, Portfolio Manager of Fremont U.S. Micro-Cap Fund. Bob and his son, David, the former manager of Founders Discovery Fund, are planning to form their own firm, Kern Capital Management L.L.C., which, with trustee and shareholder approval, will become the new sub-advisor to the U.S. Micro-Cap Fund. Two other members of Morgan Grenfell's small-cap team, trader Mike Murphy and research analyst Greg Weaver, are joining Bob at Kern Capital and will continue to provide support for the U.S. Micro-Cap Fund.

     Also, Fremont Funds has contracted with National Financial Data Services, Inc. (NFDS), a new transfer agent, to handle your account servicing needs. We are greatly impressed with NFDS' blue-chip reputation in the industry and will be working closely with them to develop new and improved shareholder statements and state-of-the-art shareholder service programs. We will be sending you more information about the services offered by NFDS in the months ahead.

     We thank you for your appreciation of our investment skills and remain dedicated to helping you achieve your financial goals.

Sincerely,

/s/ Michael H. Kosich

Michael H. Kosich
President

                                  FREMONT FUNDS



TABLE OF CONTENTS


FUND PROFILES AND LETTERS TO SHAREHOLDERS

Fremont Global Fund............................... 2
Fremont International Growth Fund................. 5
Fremont International Small Cap Fund.............. 8
Fremont Emerging Markets Fund.................... 11
Fremont U.S. Micro-Cap Fund...................... 14
Fremont Growth Fund.............................. 16
Fremont Bond Fund................................ 18
Fremont Money Market Fund........................ 20
Fremont California Intermediate Tax-Free Fund.... 22

STATEMENTS OF INVESTMENTS

Fremont Global Fund.............................. 25
Fremont International Growth Fund................ 30
Fremont International Small Cap Fund............. 32
Fremont Emerging Markets Fund.................... 35
Fremont U.S. Micro-Cap Fund...................... 36
Fremont Growth Fund.............................. 38
Fremont Bond Fund................................ 40
Fremont Money Market Fund........................ 42
Fremont California Intermediate Tax-Free Fund.... 44

COMBINED FINANCIAL STATEMENTS

Statements of Assets and Liabilities............. 46
Statements of Operations......................... 48
Statements of Changes in Net Assets.............. 50

FINANCIAL HIGHLIGHTS............................. 54

NOTES TO FINANCIAL STATEMENTS.................... 59

                                  FREMONT FUNDS


FREMONT GLOBAL FUND

The Fremont Asset Allocation Committee, Portfolio Managers for Fremont Global Fund Dave Redo, Pete Landini, Bob Haddick, Sandie Kinchen, Vince Kuhn

                                    [PHOTO]

                     The Fremont Asset Allocation Committee
        Vince Kuhn, Sandie Kinchen, Dave Redo, Bob Haddick, Pete Landini


FUND PROFILE

Fremont Global Fund offers conservative investors a balanced approach to global investing. The Fund management team understands the reward potential and perhaps more importantly, the risks in global financial markets. Through country diversification, prudent allocation between stocks, bonds and cash, and disciplined securities selection, the Fund seeks total returns equaling at least 80% of the global equities markets with only half the downside risk as measured by portfolio beta.

     The Fund's five-member portfolio management team employs a three-step investment process. First, economic growth, inflation, and interest rate forecasts are developed to identify those regions and individual countries offering the best investment opportunities. Second, financial market data is examined to determine the most advantageous mix of stocks, bonds and cash. Finally, individual securities are selected based on intensive quantitative and fundamental analysis. On the equities side, Fund management favors large companies with strong balance sheets and consistent earnings records. Individual bonds are chosen based on credit quality and opportunistic pricing.

     Successful global investing requires seasoned professional management. The Fund's portfolio management team collectively has over 100 years of global investing experience.

FREMONT GLOBAL FUND INVESTMENT RETURNS

ANNUAL RETURNS
11/18/88-10/31/89*       +13.71%

11/01/89-10/31/90         -2.64%

11/01/90-10/31/91        +18.38%

11/01/91-10/31/92         +7.10%

11/01/92-10/31/93        +17.51%

11/01/93-10/31/94         +1.74%

11/01/94-10/31/95         +12.78%

11/01/95-10/31/96         +13.72%

11/01/96- 4/30/97*         +6.37%

AVERAGE ANNUAL            +10.30% (SINCE INCEPTION)

        GROWTH OF $10,000+
    AVERAGE ANNUAL RETURNS FOR
       PERIODS ENDED 4/30/97

  1         5        SINCE INCEPTION
YEAR      YEARS          11/18/88
10.45%    11.14%          10.30%


              Global              Lehman                 EAFE
Date          Fund      S&P 500   Bros.     Corp/Govt    Salomon
Nov 18, 88    10000     10000     10000     10000        10000
Nov 30, 88    10040     10281      9966     10161        10004
Dec 31, 88    10123     10467      9975     10218        10084
Jan 31, 89    10415     11223     10080     10398        10141
Feb 28, 89    10325     10944     10037     10451        10055
Mar 31, 89    10506     11201     10081     10246        10125
Apr 30, 89    10677     11777     10282     10341        10223
May 31, 89    10828     12254     10486      9779        10228
Jun 30, 89    10878     12187     10750      9614        10317
Jul 31, 89    11391     13281     10970     10822        10542
Aug 31, 89    11512     13538     10829     10335        10551
Sep 30, 89    11462     13485     10880     10806        10495
Oct 31, 89    11371     13167     11110     10371        10489
Nov 30, 89    11519     13439     11216     10893        10465
Dec 31, 89    11735     13758     11247     11295        10500
Jan 31, 90    11373     12835     11175     10874        10292
Feb 28, 90    11331     13000     11217     10116        10138
Mar 31, 90    11373     13341     11231      9062        10133
Apr 30, 90    11203     13010     11192      8990        10125
May 31, 90    11810     14278     11438     10016        10376
Jun 30, 90    11842     14180     11591      9928        10430
Jul 31, 90    11927     14134     11753     10068        10471
Aug 31, 90    11341     12857     11704      9090        10330
Sep 30, 90    10873     12224     11795      7823        10272
Oct 31, 90    11070     12179     11931      9042        10567
Nov 30, 90    11349     12961     12112      8509        10740
Dec 31, 90    11527     13318     12278      8647        10847
Jan 31, 91    11797     13907     12403      8926        11053
Feb 28, 91    12270     14902     12501      9883        11216
Mar 31, 91    12315     15255     12586      9290        11221
Apr 30, 91    12371     15297     12724      9381        11276
May 31, 91    12607     15955     12802      9479        11343
Jun 30, 91    12258     15228     12811      8782        11282
Jul 31, 91    12596     15940     12954      9213        11384
Aug 31, 91    12810     16315     13202      9026        11531
Sep 30, 91    12911     16046     13429      9535        11719
Oct 31, 91    13105     16259     13582      9671        11802
Nov 30, 91    12872     15604     13738      9219        11840
Dec 31, 91    13676     17386     14073      9695        12051
Jan 31, 92    13595     17064     13946      9488        12152
Feb 29, 92    13747     17282     14001      9148        12192
Mar 31, 92    13466     16945     13946      8544        12123
Apr 30, 92    13501     17440     14068      8585        12160
May 31, 92    13773     17533     14286      9160        12292
Jun 30, 92    13655     17277     14498      8726        12342
Jul 31, 92    13808     17975     14786      8502        12428
Aug 31, 92    13844     17612     14934      9035        12468
Sep 30, 92    13964     17815     15138      8856        12673
Oct 31, 92    14035     17879     14941      8392        12889
Nov 30, 92    14218     18482     14884      8471        12895
Dec 31, 92    14389     18722     15083      8515        13017
Jan 31, 93    14450     18858     15375      8514        13154
Feb 28, 93    14609     19115     15618      8771        13395
Mar 31, 93    14916     19527     15681      9536        13358
Apr 30, 93    14940     19049     15806     10441        13351
May 31, 93    15089     19558     15771     10662        13416
Jun 30, 93    15212     19623     16019     10495        13666
Jul 31, 93    15423     19526     16058     10863        13819
Aug 31, 93    15896     20263     16313     11449        14091
Sep 30, 93    16095     20114     16381     11192        14185
Oct 31, 93    16493     20527     16425     11536        14369
Nov 30, 93    16330     20342     16333     10528        14490
Dec 31, 93    17209     20592     16408     11288        14763
Jan 31, 94    17436     21284     16590     12242        14650
Feb 28, 94    16944     20707     16344     12208        14362
Mar 31, 94    16249     19808     16075     11683        14273
Apr 30, 94    16312     20064     15965     12178        14194
May 31, 94    16375     20392     15976     12108        14084
Jun 30, 94    16198     19887     15978     12279        13930
Jul 31, 94    16514     20545     16208     12397        14026
Aug 31, 94    16982     21381     16259     12691        13893
Sep 30, 94    16615     20864     16109     12291        13934
Oct 31, 94    16780     21344     16108     12700        13982
Nov 30, 94    16447     20560     16035     12089        14163
Dec 31, 94    16491     20862     16091     12166        14169
Jan 31, 95    16310     21403     16362     11699        14319
Feb 28, 95    16516     22231     16700     11665        14501
Mar 31, 95    16877     22889     16795     12392        14821
Apr 30, 95    17238     23564     17004     12858        15059
May 31, 95    17851     24498     17517     12705        15540
Jun 30, 95    18060     25073     17635     12483        15517
Jul 31, 95    18608     25908     17636     13261        15702
Aug 31, 95    18568     25968     17797     12756        15813
Sep 30, 95    18858     27051     17925     13004        16073
Oct 31, 95    18924     26975     18124     12654        16240
Nov 30, 95    19204     28161     18361     13006        16571
Dec 31, 95    19669     28683     18554     13530        16710
Jan 31, 96    20294     29669     18714     13586        16896
Feb 29, 96    20225     29955     18495     13632        16707
Mar 31, 96    20294     30244     18401     13921        16869
Apr 30, 96    20725     30688     18336     14326        17034
May 31, 96    20865     31480     18321     14063        17162
Jun 30, 96    21006     31599     18516     14141        17304
Jul 31, 96    20458     30203     18571     13728        17420
Aug 31, 96    20727     30840     18586     13759        17552
Sep 30, 96    21392     32576     18844     14125        17907
Oct 31, 96    21520     33474     19178     13984        18201
Nov 30, 96    22474     36005     19431     14540        18539
Dec 31, 96    22416     35291     19307     14353        18471
Jan 31, 97    22856     37496     19382     13851        18696
Feb 28, 97    23019     37790     19419     14077        18816
Mar 31, 97    22498     36238     19285     14128        18746
Apr 30, 97    22892     38401     19512     14203        18926


*    Unannualized

+ Assumes initial investment of $10,000 on inception date, November 18, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index, the Morgan Stanley Capital International EAFE Index, the Salomon Non-U.S. Government Bond Index (currency hedged), or the Lehman Bros. Intermediate Government/Corporate Bond Index.

                                  FREMONT FUNDS



                               FREMONT GLOBAL FUND
                 GEOGRAPHIC DIVERSIFICATION AS OF APRIL 30, 1997


                              [GLOBAL MAP GRAPHIC]

CANADA                   2.7%

EUROPE                  20.5%

JAPAN                    3.5%

UNITED STATES           62.1%

PACIFIC RIM              8.4%

EMERGING MARKETS -
 LATIN AMERICA           0.9%

EMERGING MARKETS -
 OTHER                   1.9%


TO OUR SHAREHOLDERS

     In first-half fiscal 1997, ended April 30, Fremont Global Fund returned 6.37% compared to the Lipper Global Flexible Fund Average's 6.63%.

     Our early November 1996 decision to become more fully invested benefited the Fund as global financial markets as a whole materially outperformed cash equivalents over the last six months. The Fund's underweighting in Japan was also a positive factor, as the Japanese stock market continued to struggle. Our Pacific Rim equities investments did well in general, but positions in Asian emerging markets like Thailand and South Korea suffered as both these markets sold off. European, Canadian, Australian, and Latin American bonds continued to perform well during this period.

     The Fund is currently 90% invested in stocks and bonds with just 10% in cash reserves. This posture reflects the ongoing favorable outlook for global financial markets. Despite evidence of some inflationary pressure on the U.S. economy and the Federal Reserve's March rate hike, we believe U.S. stocks will trend higher. Over the short term, we will have to cope with volatility as investors digest often contradictory economic data and inflationary fears rise and fall. However, we believe the economy will slow and that we will continue to enjoy an environment of moderate, sustainable economic growth, low inflation, and decent corporate earnings gains. We do not expect to see the kind of robust returns we enjoyed in 1995 and 1996. However, returns in the high single digits to low teens are achievable over the next 12 months.

     As U.S. stock investors, we are still in the value camp, overweighting energy and financial service stocks and underweighting technology and the richly priced consumer non-durables. Over the near term, U.S. bonds may have a more difficult time bucking the headwind of rising interest rates and we could see long bond yields as high as 7.25%. We believe this foreshadows a bond rally that could see yields drop as low as 6.5% within the next year.

     In Europe, we are forecasting 2 to 2.5% GDP growth. Stock markets in developed nations on the continent should perform better than the United Kingdom market, which is likely to face rising interest rates under the new Labor government, and the Italian and Spanish markets, which may suffer from government imposed economic restraints necessary to qualify for European Monetary Union. Germany is our current favorite. The exodus of some manufacturing jobs to Eastern Europe has reduced the power of labor unions and wage increases are below the inflation rate.

                                                           (continued on page 4)

                                  FREMONT FUNDS



THE CHANGING FREMONT GLOBAL FUND ASSET MIX

                       ASSET MIX       ASSET MIX   ASSET MIX
ASSET CLASS             4/30/97        10/31/96    10/31/95
STOCKS
 U.S.                     43%             30%         35%
 FOREIGN                  22%             22%         35%
                         ---             ---         ---
TOTAL STOCKS              65%             52%         70%
                         ---             ---         ---
BONDS
 U.S.                      9%              6%         10%
 FOREIGN                  16%             16%         15%
                         ---             ---         ---
TOTAL BONDS               25%             22%         25%
                         ---             ---         ---
CASH RESERVES             10%             26%          5%
---------------------------------------------------------
TOTAL                    100%            100%        100%


     We continue to shy away from Japan. The banking system remains fragile. Budget deficits will constrain further government spending to stimulate the economy and Japanese consumers are hamstrung from the recent sales tax increase from 3% to 5%. We feel more positive about other Asian markets, in particular Hong Kong, Singapore and the Philippines. Valuations are reasonable. For example, Hong Kong stocks trade at just 16-times trailing earnings compared to 22-times earnings at the late 1993 market peak. With the Chinese economy regaining momentum and the global semiconductor market recovering, these economies should accelerate. We are underweighted in South Korea, where exports are under pressure from the weak Japanese Yen, and in Thailand, where government fiscal and monetary mismanagement and a property bubble spell more trouble.

     On the international fixed-income front, we favor core-country European, Canadian, and Australian bonds, all of which currently have very high "real" rates of total return, (bond yields well in excess of inflation rates). We also like dollar-denominated Latin American bonds. These economies are growing and inflation rates are trending significantly lower. Latin American governments are also instituting much more responsible fiscal and monetary policies.

     Now that we've provided an overview of our current investment thinking, we wanted to detail several securities that demonstrate our selection process. We offer no guarantee these securities will be equally as attractive when you read this report or that they will remain in the Fund portfolio. Currently, however, they represent our kind of investment opportunity. In our last letter we talked about several stocks. This time around, we thought we would include a bond selection.

     Argentina Brady bonds are Argentine government debt securities partially collateralized by zero coupon U.S. Treasury Bonds--at maturity, the face value of the U.S. Treasury zeros equals the face value of the Brady bond. Along with most other Latin American debt, the Argentine Bradys got hit hard by the "tequila effect" of Mexico's peso devaluation in 1994. However, over the last year, as Argentina's economy has stabilized and inflation has subsided, the bonds have performed spectacularly. In calendar 1996, the Argentine Brady bond market was up 25.3%. We believe these bonds still represent great value. The Argentine Bradys we own have a duration of 10.7 years and a current yield of 13.4%. Considering the fact that inflation in Argentina is running at about 2%, this is a very attractive real rate of return. On a total return basis, our Argentine Bradys are already up 5.6% calendar year-to-date 1997. We believe they will continue to perform quite well going forward.

     On the equities front, we'll mention Daimler-Benz, the German-based luxury car manufacturer. The deutchmark's weakness against the dollar has made Mercedes prices much more competitive in the big U.S. market. Mercedes has introduced a popular new line including the M series sport utility vehicle and the SLK sports car. In addition, Daimler-Benz has purged itself of four marginally profitable divisions. We believe this will translate into 25% earnings gains in the next year.

     In closing, over the last six months, our faith in global stock and bond markets has been rewarded. Although higher U.S. interest rates may cause increased market volatility here and abroad, we expect global securities to continue to trend higher over the next year. We remain confident the Fund will continue to participate.

     Sincerely,

     /s/ Dave Redo
     /s/ Robert Haddick
     /s/ V.P. Kuhn
     /s/ Pete Landini
     /s/ Sandie Kinchen

The Fremont Asset Allocation Committee
Portfolio Managers, Fremont Global Fund

                                  FREMONT FUNDS



FREMONT INTERNATIONAL GROWTH FUND

Andrew L. Pang, Portfolio Manager
Fremont Investment Advisors, Inc.

[PHOTO ANDREW PANG]
Andrew Pang

FUND PROFILE

Fremont International Growth Fund invests in international stocks with superior earnings growth potential. Approximately 40 percent of the portfolio is generally invested in European stock markets, with the balance devoted to Asian markets including Japan.

First, fund management employs a top-down approach--factoring in economic growth potential, corporate earnings outlook, market valuations, political and currency stability, and inflation and interest rate trends--to make country asset allocation decisions. Then, within each country, the Fund focuses on those industry groups providing essential products and services--consumer basics, banking, telecommunications, information technology, power generation, health care and infrastructure. In the stock selection process, the Fund favors dominant market share companies (in some cases monopolies) most likely to produce consistent earnings growth.

     Portfolio Manager Andrew L. Pang is a Chinese American with strong cultural ties and investment research contacts in Asia. He travels globally on a regular basis, meeting with research analysts and directly with corporate managements to identify investment opportunities.

TO OUR SHAREHOLDERS

     For the six-month period ended April 30, 1997, the Fremont International Growth Fund gained 4.14%, surpassing the Morgan Stanley Capital International Europe, Australia, and Far East (EAFE) Index's 1.57% gain. Fund performance benefited from underweighting in Japan (14% versus EAFE's 40%), where equities continued to tread water. Our overweighting in a relatively strong Hong Kong stock market (7.2% compared to EAFE's 3.5%) also worked to our advantage. The biggest drag on Fund performance was the strong dollar. We do not hedge currencies and consequently, strong gains from our European investments were virtually cut in half when translated into dollar terms.

     The biggest change in our investment strategy over the last six months was increasing our allocation

                                                           (continued on page 6)



              FREMONT INTERNATIONAL GROWTH FUND INVESTMENT RETURNS

            ANNUAL RETURNS

 3/1/94 -10/31/94*    +2.30%

11/01/94-10/31/95     +0.13%

11/01/95-10/31/96     +7.07%

11/01/96- 4/30/97*    +4.14%

AVERAGE ANNUAL        +4.29% (SINCE INCEPTION)

GROWTH OF $10,000+

      AVERAGE ANNUAL RETURNS FOR
         PERIODS ENDED 4/30/97

      1        3     SINCE INCEPTION
    YEAR     YEARS       3/1/94
   -0.09%    5.72%        4.29%

             FREMONT INT'L
              GROWTH FUND       EAFE
Mar 1, 94      10000           10000
Mar 31, 94      9634            9569
Apr 30, 94      9666            9975
May 31, 94      9676            9918
Jun 30, 94      9488           10058
Jul 31, 94      9718           10155
Aug 31, 94     10178           10395
Sep 30, 94     10031           10068
Oct 31, 94     10230           10403
Nov 30, 94      9739            9903
Dec 31, 94      9689            9965
Jan 31, 95      9020            9582
Feb 28, 95      9198            9555
Mar 31, 95      9386           10151
Apr 30, 95      9699           10533
May 31, 95      9950           10407
Jun 30, 95     10159           10225
Jul 31, 95     10734           10862
Aug 31, 95     10473           10448
Sep 30, 95     10546           10652
Oct 31, 95     10243           10366
Nov 30, 95     10148           10654
Dec 31, 95     10387           11083
Jan 31, 96     10746           11129
Feb 29, 96     10915           11166
Mar 31, 96     10999           11403
Apr 30, 96     11431           11735
May 31, 96     11326           11519
Jun 30, 96     11516           11584
Jul 31, 96     10915           11245
Aug 31, 96     11104           11270
Sep 30, 96     11368           11570
Oct 31, 96     10967           11454
Nov 30, 96     11516           11910
Dec 31, 96     11738           11757
Jan 31, 97     11749           11345
Feb 28, 97     11770           11531
Mar 31, 97     11527           11573
Apr 30, 97     11421           11634

*    Unannualized

+ Assumes initial investment of $10,000 on inception date, March 1, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Morgan Stanley Capital International EAFE Index.

                                  FREMONT FUNDS



                        FREMONT INTERNATIONAL GROWTH FUND
                 GEOGRAPHIC DIVERSIFICATION AS OF APRIL 30, 1997


                              [GLOBAL MAP GRAPHIC]

CANADA                                                        0.2%

UNITED KINGDOM                                                7.4%

CONTINENTAL EUROPE                                           44.5%

UNITED STATES                                                 5.3%

JAPAN                                                        14.7%

HONG KONG/
  SINGAPORE/MALAYSIA                                         18.2%

AUSTRALIA                                                     2.8%

OTHER EMERGING MARKETS:
 INCLUDING SOUTH KOREA,
  INDONESIA, THE PHILIPPINES,
  AND THAILAND                                                6.9%


to European stocks from 39.4% at the beginning of this reporting period to its current 52%. Our rationale was that with European economies gaining momentum and most non-Japan Asian economies and stock markets restrained by higher U.S. interest rates, a global slowdown in the semiconductor industry, and limited liquidity (investment dollars stayed in the U.S. and Europe where returns have been stronger in recent years), Europe offered more timely investment opportunities. We were in the right place at the right time. However, as previously mentioned, the strength of the dollar against major European currencies took some of the wind out of our sails. On average, our investments in the United Kingdom, France, Germany and Sweden were up 15-20% as measured in local currencies, but just 5-10% when translated into dollar gains. With a balanced budget agreement in the works and the Federal Reserve hinting that further interest rate hikes may not be necessary, we believe the dollar has plateaued versus the major European currencies. We expect the dollar to move sideways to modestly lower over the next six months. Going forward, this should help us get the full benefit from our European equity commitments.

     We remain wary of Japan. The banking system is still fragile. Consumers just got hit with an increase in the sales tax from 3% to 5%, and faced with budget deficits, the government can't do much more economic pump priming. The one bright spot is the big exporters who are benefiting from the weak Yen. Our non-Japan Asian investments are concentrated in Singapore (7.0%), Hong Kong (7.2%) and Malaysia (4.0%). All three markets are historically cheap. Singapore stocks are trading at 19-times trailing earnings, Hong Kong at 16-times trailing earnings and Malaysia at 17-times trailing earnings. This compares to P/Es in the 22-35 range at the market peaks in late 1993. If, as we expect, U.S. interest rates stabilize and the global semiconductor industry continues to recover, these markets should gain momentum. Korea is still problematic due to Japan's export pricing advantage resulting from the weak Yen. Thailand is cheap, but will likely get cheaper until the real estate bubble bursts.

     With our increased focus on Europe, we thought we would detail several of the Fund's current European holdings. Be reminded, we are committed to no stock forever and our opinions on the following may change without notice. SAP is a German software

                                 FREMONT FUNDS

company with a truly global franchise including extensive operations in the U.S. The big news for SAP and other leading software designers is the advent of the year 2000, at which point virtually all computer software will have to be updated to handle dates from the year 2000 on--one wonders why this wasn't incorporated into software programs earlier. We are talking about billions of dollars in software updates over the next several years. In addition, with European Monetary Union and a new central European currency on the horizon, there will be billions more in software upgrades. SAP will get its share of this business and earnings should grow at an attractive rate for the foreseeable future.

     We also like Philips Electronics NV, the Netherlands-based consumer electronics and semiconductor manufacturer. Philips' earnings should be reinvigorated by the ongoing recovery in the semiconductor industry and better profit margins resulting from its extensive cost-cutting program.

     In closing, we thank you for your commitment to the Fund and will continue to work diligently to enhance the assets you have entrusted to us.

     Sincerely,

     /s/ Andrew L. Pang

     Andrew L. Pang
     Portfolio Manager
     Fremont International Growth Fund


                        FREMONT INTERNATIONAL GROWTH FUND
                     SECTOR ALLOCATION AS OF APRIL 30, 1997


                         SHORT TERM SECURITIES          (5.5%)
                         OTHER                          (6.4%)
                         TECHNOLOGY                    (18.9%)
                         CONSUMER NON-DURABLES          (2.4%)
                         CONSUMER SERVICES              (3.5%)
                         HEALTH CARE                    (5.6%)
                         RAW MATERIALS                  (5.6%)
                         FINANCIAL SERVICES            (15.6%)
                         CAPITAL GOODS                  (7.8%)
                         CONSUMER DURABLES             (10.1%)
                         UTILITIES                      (9.1%)
                         MULTI-INDUSTRY                 (9.5%)

                                  FREMONT FUNDS



FREMONT INTERNATIONAL SMALL CAP FUND

Dr. Gary L. Bergstrom, Portfolio Manager
Acadian Asset Management, Inc.

[PHOTO GARY BERGSTROM]

FUND PROFILE

Fremont International Small Cap Fund's investment thesis is simple: extensive statistical evidence shows that superior long-term returns can be achieved by investing in fundamentally undervalued small company stocks. The Fund's Sub-Advisor, Acadian Asset Management, Inc., has a unique financial database of approximately 20,000 companies in over 50 countries. This database includes up to 25 years of historical earnings, dividends, book values, stock prices, country indices, and inflation and interest rate statistics for individual countries.

     After screening stocks through numerous fundamental value models, country and currency valuation is factored in, producing a relative attractiveness ranking ("alpha ranking") for all the stocks in this extensive global universe. The Fund invests in those highly ranked stocks judged to have above-average performance potential. Country diversification is maintained to reduce portfolio risk.

     Portfolio Manager Dr. Gary L. Bergstrom, President and Chief Investment Officer of the Fund's Sub-Advisor, Acadian Asset Management, Inc., has more than 25 years of professional investment experience in global markets. He has personally developed many of the quantitative techniques employed in Acadian's valuation models.

TO OUR SHAREHOLDERS

     For the six months ended April 30, 1997, Fremont International Small Cap Fund declined 2.28% compared to Salomon Brothers Extended Market Index of Europe and Pacific Countries' (EMI-EPAC) 3.80% loss.

     On the plus side of the ledger, the Fund's substantial commitment to the emerging markets (currently, approximately 37% of the portfolio) helped bolster returns. Our investments in Brazil, Greece and Turkey were particularly productive as these markets soared. Our underweighting in Japan (presently around 15% compared to EMI-EPAC's


             FREMONT INTERNATIONAL SMALL CAP FUND INVESTMENT RETURNS


ANNUAL RETURNS

6/30/94- 10/31/94*        -1.40%

11/01/94-10/31/95         -7.96%

11/01/95- 10/31/96       +13.69%

11/01/96- 4/30/97*        -2.28%

AVERAGE ANNUAL            +0.29%  (SINCE INCEPTION)


           GROWTH OF $10,000+
       AVERAGE ANNUAL RETURNS FOR
          PERIODS ENDED 4/30/97

 1            2         SINCE INCEPTION
YEAR        YEARS           6/30/94
-3.51%      6.13%            0.29%


                 FREMONT INTERNATIONAL SMALL CAP FUND

                 EMI INDEX      SOLOMON
Jun 30, 94        10,000        10,000
Jul 31, 94        10,130        10,114
Aug 31, 94        10,370        10,221
Sep 30, 94         9,920         9,929
Oct 31, 94         9,860        10,109
Nov 30, 94         9,310         9,478
Dec 31, 94         9,020         9,605
Jan 31, 95         8,540         9,293
Feb 28, 95         8,460         9,157
Mar 31, 95         8,650         9,546
Apr 30, 95         8,950         9,833
May 31, 95         9,180         9,660
Jun 30, 95         9,090         9,542
Jul 31, 95         9,600        10,098
Aug 31, 95         9,390         9,842
Sep 30, 95         9,430         9,919
Oct 31, 95         9,075         9,634
Nov 30, 95         9,004         9,736
Dec 31, 95         9,270        10,109
Jan 31, 96         9,870        10,288
Feb 29, 96        10,043        10,449
Mar 31, 96        10,236        10,689
Apr 30, 96        10,450        11,252
May 31, 96        10,460        11,160
Jun 30, 96        10,338        11,162
Jul 31, 96        10,043        10,740
Aug 31, 96        10,165        10,848
Sep 30, 96        10,216        10,909
Oct 31, 96        10,317        10,866
Nov 30, 96        10,480        11,045
Dec 31, 96        10,396        10,841
Jan 31, 97        10,449        10,607
Feb 28, 97        10,731        10,785
Mar 31, 97        10,334        10,642
Apr 30, 97        10,082        10,483

*    Unannualized

+ Assumes initial investment of $10,000 on inception date, June 30, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Salomon Brothers Extended Market Index.

                                  FREMONT FUNDS



                      FREMONT INTERNATIONAL SMALL CAP FUND
                 GEOGRAPHIC DIVERSIFICATION AS OF APRIL 30, 1997


                              [GLOBAL MAP GRAPHIC]


     CANADA                                              3.6%

     IRELAND                                             1.1%


     CONTINENTAL EUROPE                                 12.1%

     UNITED STATES                                       0.8%

     JAPAN                                              15.1%

     UNITED KINGDOM                                      8.7%

     HONG KONG/
       SINGAPORE/MALAYSIA                               14.1%

     EMERGING MARKETS:
       LATIN AMERICA                                    10.3%

     OTHER EMERGING MARKETS:
       INCLUDING SOUTH KOREA,
         THAILAND, PORTUGAL,
         GREECE, CZECH REPUBLIC,
         CHINA AND OTHERS                               26.9%

     AUSTRALIA/
       NEW ZEALAND                                       7.3%

26%) was positive for relative returns, but still a major negative for absolute returns as small cap Japanese stocks continued to suffer from a weak economy and stock market.

     We are pleased to have once again outperformed our benchmark index, but are disappointed by the decline in the Fund's net asset value over the last six months. As has been the case for most of the last 6 1/2 years, international small cap equities materially lagged international large cap stocks and the U.S. equities markets. The critical question is just how much longer will international small cap stocks underperform other asset classes.

     Despite the fact that small cap stocks have historically outperformed large cap stocks in the U.S. and internationally, it is not unusual to see extended periods of underperformance. Small caps generally make up the difference during relatively shorter periods of dramatic outperformance. Wall Street research and our own extensive studies of small cap/large cap performance trends reveal that small cap stocks tend to perform better during periods of more rapid economic expansion. With Japan and developed European economies mired in recession and/or experiencing very sluggish recoveries since 1991, international small cap stocks have languished. We believe this is about to change. In its semi-annual World Economic Outlook, the International Monetary Fund is forecasting world economic growth of 4.4% in 1997 and 1998, which would be its strongest showing in ten years. More importantly to us, much of this economic momentum is projected to come from continental Europe, Japan, and the emerging market nations. If these forecasts prove accurate, we will see the kind of economic backdrop that has historically favored international small cap stocks.

     As the portfolio valuations and yields chart on the following page reveals, international small cap equities and emerging market equities are fundamentally attractive relative to international large cap stocks.

     Looking ahead, we remain very positive in our outlook for the world's developed equities markets, most of which are experiencing a highly favorable economic environment characterized by moderate growth, low interest rates, and low inflation. On a relative attractiveness basis, our models smile upon Hong Kong, Australia, Austria, Finland, New Zealand and Canada. Japan is ranked rather poorly, but we do see opportunities in a broad range of attractively valued stocks. In the emerging market sector our models give strong rankings to Colombia, Thailand, Brazil and Sri Lanka, and relatively low rankings to



                                                          (continued on page 10)

                                  FREMONT FUNDS



                         PORTFOLIO VALUATIONS AND YIELDS

                   PRICE/   PRICE/    CURRENT    NEXT YEAR    PRICE/CASH
                    BOOK     SALES      P/E        P/E         EARNINGS     YIELD
                    ----     -----      ---        ---         --------     -----
EAFE                2.4      0.9       21.0        18.2            9.8       2.1%
EMI-EPAC            1.9      0.7       19.4        16.1            9.4       2.1%
IFC INVESTABLE      1.9      1.5       14.5        11.8            8.4       1.9%
FREMONT             1.0      0.3       10.7         8.8            5.3       4.0%

Argentina, Malaysia and Taiwan. Brazil in particular continues to be one of the world's most compelling investment opportunities, combining low current valuations with a highly favorable economic outlook. We continue to overweight the emerging market sector. The combination of more robust economic growth and lower fundamental valuations relative to the developed nations, bolster emerging markets' return potential. In addition, with emerging markets equities performance improving over the last year, it may attract more money from U.S. investors looking to further diversify their portfolios.

     The relative attractiveness rankings of individual countries is an important element in our methodology. However, stock selection is even more critical to our investment discipline. With the caveat that things can change in a hurry and that the companies we are writing about today may or may not be timely investments by the time you read this, the following stocks demonstrate the kind of fundamental prospects we favor.

     Ence is a Spanish paper and packaging manufacturer currently selling at a material discount to its peers. The weak peseta makes Ence very competitive in Southern Europe. The company has strong forestry reserves and cost-effective plans to import timber from Latin America. It also enjoys low labor and overhead costs. Paper and packaging is a cyclical industry, which has been depressed due to anemic economic growth in Europe. With European economies poised to regain momentum in 1997-98, Ence's sales and earnings should improve substantially.

     Tipco Asphalt is the leading asphalt manufacturer and paving contractor in Thailand with 85% of the domestic market. The Thai government is planning to pave 25,000 miles of road over the next 4 years. The stock has been knocked down to a very attractive fundamental level largely due to the general malaise of the Thai stock market. In our opinion, it is selling much too cheaply for a dominant market share provider in a high-growth infrastructure industry.

     The National Bank of Canada Montreal is positioned to be the leading bank in Quebec. It has a strong balance sheet and dividends have been trending up. Yet, we were initially able to buy the stock below book value. The stock is still quite cheap on a price/earnings ratio and dividend yield basis. We see National Bank of Canada Montreal as an ideal way to participate in a very healthy Canadian economy and stock market.

     In closing, we believe we are nearing the end of what has been an extended period of underperformance relative to global large capitalization stocks. We may now be entering the strongest period of synchronized global economic expansion since World War II. European and Asian economies are expected to lead the way. After adjusting for the speculative excesses reached at early 1994 peaks, emerging market equities are quite attractively priced considering above-world-average economic growth prospects. We can't tell you precisely when international small cap stocks will turn around. We can tell you that leading economists are forecasting the kind of robust global economic growth that has historically favored small cap stocks and that in view of current valuations, the rally could be an exciting and rewarding one.

     We thank you for your patience and appreciation of our investment efforts. Be assured we will continue to practice our highly disciplined value approach to the international small cap equities markets.

     Sincerely,

     /s/ Gary L. Bergstrom

     Dr. Gary L. Bergstrom
     Portfolio Manager
     Fremont International Small Cap Fund

                                  FREMONT FUNDS




FREMONT EMERGING MARKETS FUND

Henry L. Thornton, Portfolio Manager
Credit Lyonnais International Asset Management (HK) Limited

[PHOTO HENRY THORNTON]

Henry Thornton

FUND PROFILE

Around the globe, countries that once relied on agriculture, natural resources or low-level manufacturing are developing sophisticated, high-growth, export-driven industrial economies. These emerging market countries offer a wealth of opportunity for experienced professional investors.

     Fremont Emerging Markets Fund employs a bottom-up stock picking approach to build a diversified portfolio of emerging market companies. The Fund focuses on the stocks of companies with rapid, sustainable earnings growth trading at reasonable market valuations. Portfolio risk is further reduced by country diversification. Fund management establishes a country allocation policy and each regional investment team conducts rigorous fundamental research, including company visits, to select individual stocks within each market. Liquidity is also carefully monitored.

     Portfolio Manager Henry Thornton, Investment Director of Sub-Advisor Credit Lyonnais International Asset Management (CLIAM), is widely recognized as an expert in emerging market investing. Headquartered in London, with offices in Hong Kong and Singapore, CLIAM's experienced team of analysts is geographically well-positioned for "hands-on" emerging market research.

TO OUR SHAREHOLDERS

     For the six months ended April 30, 1997, the Fremont Emerging Markets Fund returned 16.42% compared to the Morgan Stanley Capital International Emerging Markets Free (MSCI-EMF) Index's 10.98% and the IFC Investable Index's 9.74% gains.

     In Asia, the Fund's investments in Hong Kong, China, Taiwan and Indonesia were quite productive. Our holdings in Thailand disappointed as this market fell sharply. The Fund's exposure in Latin America, particularly Brazil, significantly enhanced performance.

     Currently, 48.7% of the portfolio is in Asia, 27.8% is in Latin America, 4.5% is in Eastern Europe/Mid-

                                                          (continued on page 12)


FREMONT EMERGING MARKETS FUND INVESTMENT RETURNS


RETURNS

6/24/96- 10/31/96*         -3.12%

11/1/96- 4/30/97*         +16.42%

                          +12.79%* (SINCE INCEPTION)

                               GROWTH OF $10,000+

                                   RETURN FOR
                             PERIOD ENDED 4/30/97*

                                 SINCE INCEPTION
                                     6/24/96
                                     12.79%



FREMONT EMERGING MARKETS FUND

              Markets Free   MSCI Emerging
Jun 30, 96      10000           10000
Jul 31, 96       9560            9317
Aug 31, 96       9760            9555
Sep 30, 96       9920            9638
Oct 31, 96       9688            9381
Nov 30, 96       9920            9538
Dec 31, 96       9901            9581
Jan 31, 97      10803           10235
Feb 28, 97      11167           10673
Mar 31, 97      10995           10393
Apr 30, 97      11279           10411

*    Unannualized

+ Assumes initial investment of $10,000 on inception date, June 24, 1996. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the MSCI Emerging Markets Free Index.

                                  FREMONT FUNDS



                          FREMONT EMERGING MARKETS FUND
                 GEOGRAPHIC DIVERSIFICATION AS OF APRIL 30, 1997


                              [GLOBAL MAP GRAPHIC]

UNITED STATES                             19.0%

PACIFIC RIM:
 INCLUDING HONG KONG,
  MALAYSIA, AND TAIWAN                    34.5%

LATIN AMERICA                             27.8%

EMERGING MARKETS:
  INCLUDING INDONESIA, INDIA,
   TURKEY, THE PHILIPPINES,
   RUSSIA, CHINA, SOUTH AFRICA
   AND THAILAND                           18.7%


East/South Africa, and we are holding 19.0% in cash. Due to our extensive research resources in the Pacific Rim, we anticipate the Fund will generally have a heavier weighting in Asia. We like Hong Kong/China equities, but have been unable to find a sufficient number of good investment opportunities in other Asian markets like South Korea, Thailand and the Philippines. Over the last six months, we have found it more prudent and rewarding to invest a large percentage of the Fund's cash inflow into Latin America where strong economic growth and the ongoing privatization of utilities and other essential infrastructure companies has created very appealing opportunities. Our investment in Brazil's Telebras, a utility holding company is a good example. Over the last six months, the stock has gone from $75 to $115. We estimate the current economic value of the company at around $150 per share. This value and Telebras stock price should continue to grow as further privatization of the company's utilities holdings takes place.

     In Asia, our investments are concentrated in Hong Kong, Taiwan and Indonesia, which together represent approximately 35% of the Fund's assets. Most of the balance of our Asian commitments is in Malaysia and India. In particular, we favor India, whose economy is emerging from recession. We have been quite cautious in the Asian markets because the strength of the dollar against the Yen and major European currencies have put Asian companies that sell into these markets at a competitive price disadvantage. Our goal has been to find companies that are lowering their manufacturing costs significantly enough to price their products competitively without sacrificing profit margins. We are also focusing on "China concept" companies that should benefit from the current economic recovery in China. These opportunities come in the form of H shares (Chinese-based companies listed on the Hong Kong stock market), the so-called "Red Chips" (Hong Kong and Taiwan-based companies doing most of their business in China), and the B shares of Chinese companies that foreigners are allowed to own.

     Although the Thai and Korean markets are fundamentally cheap, we suspect they may remain so for the foreseeable future. Thai and Korean companies continue to lose world market share to their Japanese competitors. Many of these companies are

                                  FREMONT FUNDS



highly leveraged and with both these economies weakening, we could see a number of high profile bankruptcies.

     We will continue to be very selective in Eastern European markets. Our limited number of investments in these markets has worked out relatively well to-date. We are still wary, however, of the perilous transition these countries are making to free market economies, and of their unseasoned, highly volatile stock markets.

     While there is no guarantee the Fund will still own the following stocks by the time this report is published, we did want to profile a few of the current portfolio holdings that demonstrate our investment discipline. Indonesia's Daya Guna Samudera is a fishing company with a modern fleet of 370 trawlers and a terrific concession area in the Arafura Sea. We had the good fortune of visiting the company the day before it came public. The stock was priced at 8-times earnings, a multiple that was comparable to several publicly traded aqua-culture (fish farming) companies. Daya Guna Samudera is a much better growth story. It is a well-managed, financially sound company that is expanding its fleet in very fertile fishing grounds. Despite nearly doubling since listing, the stock is currently trading at an undemanding 9-times 1998 earnings estimates.

     Taiwan's Hon Hai Precision makes computer connective devices. This is a globally-competitive business with limited pricing flexibility. The long-term winners will be the low-cost producers. Hon Hai is rapidly moving its manufacturing capacity from Taiwan to mainland China and in the process, realizing enormous cost savings. Earnings were up 50% last year and sales are up 118% year-to-date. We don't expect to see such dramatic sales and earnings gains going forward, but we believe 30% annual earnings growth is achievable over the next several years. Hon Hai stock is currently trading around 25-times historic earnings--not a raging fundamental bargain, but still a more-than-reasonable multiple considering the company's superior earnings growth prospects.

     In closing, we thank all of you for your investment in the Fund. Our assets have grown from $3.8 million on October 31, 1996, to more than $8 million as we write. We have been investing the cash in our careful disciplined manner and expect to be more fully invested as fundamentally attractive opportunities present themselves. We believe the emerging markets will live up to their long-term potential promise and that our "growth-at-a-reasonable-price" approach will remain productive.


     Sincerely,

     /s/ Henry Thornton

     Henry Thornton
     Portfolio Manager
     Fremont Emerging Markets Fund

                                  FREMONT FUNDS




FREMONT U.S. MICRO-CAP FUND

Robert E. Kern, Portfolio Manager
Fremont Investment Advisors, Inc.

[PHOTO ROBERT E. KERN]
Robert E. Kern

FUND PROFILE

The U.S. micro-cap stock market (stocks with market capitalizations in the bottom 5% of the equities market) is a breeding ground for entrepreneurially managed companies with exceptional growth prospects. With minimal Wall Street research coverage and low institutional ownership, micro-cap stocks represent the least efficient sector of the domestic equities market. This inefficiency creates attractive investment opportunities for the research-driven stock pickers managing the Fremont U.S. Micro-Cap Fund.

     Since the investment potential of micro-cap stocks is largely determined by the business prospects for individual companies rather than macroeconomic trends, the Fund's focus is on bottom-up stock selection. Fund management analyzes financial statements, the company's competitive position, and meets with key corporate decision makers to discuss strategies for future growth. The Fund's goal is to find "winners" early in their growth cycle and, importantly, to minimize fundamental investment mistakes.

     Successful micro-cap investing also involves minimizing transaction costs. The Fund's dedicated trader works hand-in-hand with the portfolio management team on execution strategies to enhance the Fund's performance.

     Robert E. Kern is nationally recognized as a pioneer and leading practitioner of micro-cap research and portfolio management.


TO OUR SHAREHOLDERS

  For the six months ended April 30, 1997, the Fremont U.S. Micro-Cap Fund returned 0.55% compared to the Russell 2000's 1.61%. Small stocks in general underperformed large cap equities, and small cap growth stocks dramatically underperformed small cap value stocks--as is evidenced by the Russell 2000 Growth Index's 7.29% loss versus the Russell 2000 Value Index's 10.12% gain.

     Our portfolio performed well on an absolute and


FREMONT U.S. MICRO-CAP FUND INVESTMENT RETURNS


ANNUAL RETURNS

 6/30/94-10/31/94*            +3.60%
11/01/94-10/31/95            +38.68%
11/01/95-10/31/96            +41.46%
11/01/96- 4/30/97*            +0.55%
AVERAGE ANNUAL               +28.69% (SINCE INCEPTION)

GROWTH OF $10,000+

   AVERAGE ANNUAL RETURNS FOR
     PERIODS ENDED 4/30/97

 1         2      SINCE INCEPTION
YEAR      YEARS        6/30/94
3.02%    33.91%        28.69%



                             FREMONT U.S.     RUSSELL
                            MICRO-CAP FUND   2000 INDEX
Jun 30, 94                      10000           10000
Jul 31, 94                      10220           10164
Aug 31, 94                      10320           10730
Sep 30, 94                      10470           10694
Oct 31, 94                      10360           10651
Nov 30, 94                      10000           10221
Dec 31, 94                      10150           10494
Jan 31, 95                      10350           10362
Feb 28, 95                      10671           10793
Mar 31, 95                      11122           10978
Apr 30, 95                      11392           11222
May 31, 95                      11913           11415
Jun 30, 95                      12495           12007
Jul 31, 95                      13346           12699
Aug 31, 95                      14188           12961
Sep 30, 95                      14549           13193
Oct 31, 95                      14368           12602
Nov 30, 95                      15020           13132
Dec 31, 95                      15635           13479
Jan 31, 96                      16174           13465
Feb 29, 96                      17250           13884
Mar 31, 96                      17810           14167
Apr 30, 96                      19839           14925
May 31, 96                      21506           15513
Jun 30, 96                      20699           14876
Jul 31, 96                      18897           13577
Aug 31, 96                      20057           14365
Sep 30, 96                      21009           14926
Oct 31, 96                      20326           14696
Nov 30, 96                      21755           15302
Dec 31, 96                      23250           15701
Jan 31, 97                      24428           16015
Feb 28, 97                      23012           15626
Mar 31, 97                      21011           14889
Apr 30, 97                      20438           14930


*    Unannualized

+ Assumes initial investment of $10,000 on inception date, June 30, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index.

                                  FREMONT FUNDS




relative basis during November, December and January, and underperformed when small cap growth stocks hit the skids in February. As is often the case during periods of extreme volatility in the equities markets, those companies that exceeded earnings expectations performed very well and those that disappointed even modestly were punished severely.

     In late April and the first few weeks in May, small growth stocks rebounded vigorously largely due to investors' more favorable attitude to the group and short covering in the aggressive growth stock sector. We don't know whether this rally will continue, but for the time being, we are once again enjoying a more level playing field on which to practice our bottom-up stock picking discipline.

     Although the market may remain highly sensitive to macroeconomic and interest rate trends, the fundamental prospects for most micro-cap companies are far more dependent on internal dynamics such as product development, new services, and expanding distribution channels. These are the elements we continue to focus on in researching micro-cap investment opportunities.

     In each report, we like to discuss a portfolio company that demonstrates our investment discipline. Please be aware we reserve the right to change our opinion on any stock in the portfolio if fundamentally warranted. This duly noted, one of our current favorites is Mobile Data Solutions, ticker symbol MDSIF. The company is the leading worldwide systems provider for automating mobile field service crews in the utilities, telecommunications and taxi dispatch industries. In the bad old days, central maintenance and repair offices couldn't effectively track where their crews were, had no idea of the status of each job, and therefore, no efficient system for scheduling future work. Utilizing wireless communications, the global positioning system, and low cost portable computers, Mobile Data Solutions addresses all of these problems. By materially enhancing the productivity of maintenance and repair crews, Mobile Data Solutions can easily justify the cost of its systems. Mobile Data has done a good job selling its services to the electric utilities industry. Going forward, there are excellent growth opportunities in the recently deregulated telecommunications industry, in which the impending loss of monopoly status mandates productivity improvement. As this market develops further, Mobile Data Solutions is expected to achieve strong earnings growth and greater investor recognition.

     Although the overwhelming majority of the portfolio is dedicated to still quite small, but established companies, the Fund does make investments in a few developmental stage companies with exceptional growth prospects. Because there isn't a significant track record, researching these companies requires a somewhat different approach, e.g., in addition to discussing business strategies with top management, there is a special focus on strategic partnering arrangements. Aware, ticker symbol AWRE, is a leader in developing new high bandwidth technologies for internet access and data and video transmission over the "last mile" of copper wire to homes and businesses. Aware is partnered with Analog Devices on the semiconductor front, and leading communications equipment companies, including Ascend Communications, DSC Communications, and U.S. Robotics, the leading supplier of modems. If Aware's technology becomes an industry standard, its growth prospects are extraordinary.

     In the Fremont Funds Annual Report published last December, we told you, "We can't promise we'll deliver 40% plus returns every year." Unless we have one terrific fiscal second half 1997, our returns will be more modest than the Fund's returns in each of the last two fiscal years. Over the years, we have been through many ups and downs in the market, and we have every confidence our intensive research efforts, and focused portfolio management and trading strategies will deliver superior long-term investment returns.

     Sincerely,

     /s/ Robert E. Kern

     Robert E. Kern
     Portfolio Manager
     Fremont U.S. Micro-Cap Fund

                                  FREMONT FUNDS



FREMONT GROWTH FUND

W. Kent Copa, CFA, Portfolio Manager
Fremont Investment Advisors, Inc.

[PHOTO KEN COPA]
Ken Copa

FUND PROFILE

Fremont Growth Fund invests principally in large capitalization U.S. stocks with superior earnings growth prospects. The goal is to consistently outperform the Standard & Poor's 500 Index (S&P 500). Extensive statistical evidence reveals a direct relationship between the performance of stocks in selected industry groups during the varying stages of the economic cycle. For example, food and drug stocks, which generally produce consistent earnings growth throughout the business cycle, tend to perform well in a sluggish economy. Auto, energy, and banking company earnings and stock prices tend to grow faster when the economy gains momentum.

     Fremont Growth Fund utilizes sophisticated quantitative models to forecast macro-economic trends and to identify those industry groups providing the best relative investment potential. The stock selection process involves identifying leading companies in each industry group with consistent earnings growth records and reasonable valuations.

     This "sector rotation" style is widely utilized by large institutional investors. Fremont Growth Fund offers this sophisticated investment discipline to mutual fund shareholders.

TO OUR SHAREHOLDERS

     For the six month period ended April 30, 1997, the Fremont Growth Fund returned 11.13% compared to the S&P 500 Index's 14.72%. In a period in which few active managers matched the S&P 500 benchmark, the Fremont Growth Fund's gain materially exceeded the 6.98% advance for the Lipper Growth Fund Average.

     The Fund benefited from its overweighting in financial services--at 21.4%, our largest industry group commitment. Our financial services component return was 21.19% compared with the S&P 500's financial component's 18.17% gain, reflecting well on our quantitative stock picking discipline. Our technology group investments, which were modestly underweighted (currently 13.1% versus the index's 13.6%), also performed well returning


FREMONT GROWTH FUND INVESTMENT RETURNS

ANNUAL RETURNS

 8/14/92-10/31/92*             +2.00%
11/01/92-10/31/93             +12.80%
11/01/94-10/31/95              +1.72%
11/01/93-10/31/94             +28.12%
11/01/95-10/31/96             +22.06%
11/01/96- 4/30/97*            +11.13%
AVERAGE ANNUAL                +16.27% (SINCE INCEPTION)

GROWTH OF $10,000+

        AVERAGE ANNUAL RETURNS FOR
           PERIODS ENDED 4/30/97

        1         3       SINCE INCEPTION
      YEAR      YEARS         8/14/92
     23.15%    22.54%      16.27%

Date         Growth Fund     S&P 500 Index
Aug 14, 92     10000            10000
Aug 31, 92      9899             9873
Sep 30, 92     10091             9987
Oct 31, 92     10200            10023
Nov 30, 92     10655            10361
Dec 31, 92     10822            10495
Jan 31, 93     10954            10572
Feb 28, 93     10843            10716
Mar 31, 93     11005            10947
Apr 30, 93     10609            10679
May 31, 93     10863            10964
Jun 30, 93     10945            11000
Jul 31, 93     10935            10946
Aug 31, 93     11302            11359
Sep 30, 93     11414            11276
Oct 31, 93     11506            11507
Nov 30, 93     11270            11404
Dec 31, 93     11516            11544
Jan 31, 94     11907            11932
Feb 28, 94     11536            11608
Mar 31, 94     10929            11104
Apr 30, 94     11052            11248
May 31, 94     11093            11432
Jun 30, 94     10722            11149
Jul 31, 94     11155            11518
Aug 31, 94     11724            11986
Sep 30, 94     11476            11696
Oct 31, 94     11704            11965
Nov 30, 94     11335            11526
Dec 31, 94     11563            11695
Jan 31, 95     11609            11998
Feb 28, 95     11987            12463
Mar 31, 95     12307            12832
Apr 30, 95     12570            13210
May 31, 95     12982            13733
Jun 30, 95     13622            14056
Jul 31, 95     14228            14524
Aug 31, 95     14423            14558
Sep 30, 95     14983            15164
Oct 31, 95     14995            15122
Nov 30, 95     15477            15787
Dec 31, 95     15449            16079
Jan 31, 96     15898            16633
Feb 29, 96     16092            16793
Mar 31, 96     16032            16954
Apr 30, 96     16517            17204
May 31, 96     17087            17647
Jun 30, 96     17184            17714
Jul 31, 96     16347            16932
Aug 31, 96     16638            17289
Sep 30, 96     17852            18262
Oct 31, 96     18308            18766
Nov 30, 96     19631            20184
Dec 31, 96     19326            19784
Jan 31, 97     20204            21020
Feb 28, 97     20326            21185
Mar 31, 97     19614            20315
Apr 30, 97     20341            21527

*    Unannualized

+ Assumes initial investment of $10,000 on inception date, August 14, 1992. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index.

                                  FREMONT FUNDS



                               FREMONT GROWTH FUND
                   SECTOR DIVERSIFICATION AS OF APRIL 30, 1997

                    SHORT TERM SECURITIES         (5.6%)
                    FINANCIAL SERVICES           (21.4%)
                    OTHER                        (16.8%)
                    TRANSPORTATION                (3.9%)
                    RETAIL                        (4.3%)
                    ENERGY                       (16.3%)
                    HEALTH CARE                   (5.5%)
                    TECHNOLOGY                   (13.1%)
                    UTILITIES                    (13.1%)



24.78% compared to the S&P 500 technology component's 24.01% gain. Our overweighting in the energy group (16.3% allocation versus the S&P's 9.3%), was a major negative as energy sector returns lagged the index.

     Looking ahead, we plan to maintain our overweighting in financial services and energy. Within the financial services sector, we will likely reduce our exposure to bank stocks, which may struggle in the face of higher interest rates, and increase our positions in insurance companies and stock brokerage/asset management companies, which should continue to benefit from strong economic growth and demographic trends that favor increased savings and investment. Although disappointed in energy sector returns over the last six months, more vigorous economic growth in Europe, Asia, and the emerging market nations should stimulate demand for oil and improve energy company earnings.

     With the caveat that these stocks may be more or less attractive at the time you read this report, we will mention two of our current favorites in these industry groups. Travelers Group is one of the most diversified firms in the financial services industry, with strong life, property and casualty insurance divisions, and Smith Barney, its large stock brokerage/investment management subsidiary. Travelers has an excellent earnings record, and in our opinion, outstanding earnings growth prospects over the next several years. In the energy sector, Mobil continues to be one of our favorites. The company is well on its way to achieving all of management's earnings and return-on-equities goals.

     In closing, we are pleased to have outperformed most of our competitors in the growth fund universe. As always, we will be carefully monitoring macroeconomic trends and enhancing our sector and stock selections so that we can continue to outperform.

     Sincerely,



     /s/ Ken Copa
     W. Kent Copa
     Portfolio Manager
     Fremont Growth Fund

                                  FREMONT FUNDS



FREMONT BOND FUND

Bill Gross, Founder and Managing Director
Pacific Investment Management Company (PIMCO)

[PHOTO BILL GROSS]

Fremont Bond Fund invests in high quality corporate, mortgage-backed, hedged international, and government bonds. The Fund's goal is to consistently provide attractive risk-adjusted returns relative to the broad fixed-income market.

FUND PROFILE

     The Fund's investment philosophy embodies three key principles. First, portfolio strategy is driven by longer-term trends in interest rates. Three- to five-year economic, demographic, and political forecasts are updated annually to identify the long term interest rate trend, which determines the most appropriate maturity/duration (interest rate sensitivity) range for the portfolio. Second, consistent performance is achieved by avoiding extreme swings in portfolio maturity/duration. By operating within a moderate duration range relative to the broad fixed-income market, the Fund limits downside risk during short-lived, but periodically violent interest rate fluctuations. Finally, emphasis is placed on adding value through the analysis of traditional variables such as sector, coupon, and quality.

     Portfolio Manager Bill Gross, Founder and Managing Director of Pacific Investment Management Company (PIMCO), has 26 years of professional fixed-income investment experience. In addition to serving as the sub-advisor to the Fremont Bond Fund, PIMCO manages $92 billion in fixed income investments for institutional clients.

TO OUR SHAREHOLDERS

     For the six months ended April 30, 1997, the Fremont Bond Fund returned 2.26% versus 1.70% for the Lehman Brothers Aggregate Bond Index. While the overall impact of portfolio management decisions was clearly positive, the performance impact of specific strategies was mixed. Our interest rate strategies (duration and maturity mix) detracted from relative performance. We entered the period with an above-index duration target designed to capture price gains in a falling interest rate environment. However, domestic growth surprised on the upside, igniting inflation fears and driving Treasury yields up 30 to 55 basis points (0.30% to 0.55%). Our maturity mix, which was biased toward intermediates,


FREMONT BOND FUND INVESTMENT RETURNS

ANNUAL RETURNS

4/30/93- 10/31/93*           +5.15%
11/01/93-10/31/94            -4.42%
11/01/94-10/31/95           +16.49%
11/01/95-10/31/96            +8.18%
11/01/96-4/30/97*            +2.26%
AVERAGE ANNUAL               +6.68% (SINCE INCEPTION)


       AVERAGE ANNUAL RETURNS FOR
         PERIODS ENDED 4/30/97

        1         3       SINCE INCEPTION
      YEAR      YEARS         4/30/93
      9.38%     8.82%          6.68%

               FREMONT       LEHMAN BROS
              BOND FUND   AGGREGATE BOND INDEX
Apr 30, 93      10000           10000
May 31, 93       9963           10013
Jun 30, 93      10182           10194
Jul 31, 93      10198           10252
Aug 31, 93      10415           10432
Sep 30, 93      10481           10460
Oct 31, 93      10515           10499
Nov 30, 93      10366           10410
Dec 31, 93      10437           10466
Jan 31, 94      10585           10607
Feb 28, 94      10388           10423
Mar 31, 94      10147           10166
Apr 30, 94      10049           10085
May 31, 94       9959           10083
Jun 30, 94      10025           10061
Jul 31, 94      10205           10261
Aug 31, 94      10230           10274
Sep 30, 94      10106           10123
Oct 31, 94      10050           10114
Nov 30, 94      10020           10091
Dec 31, 94      10018           10161
Jan 31, 95      10242           10362
Feb 28, 95      10522           10609
Mar 31, 95      10621           10674
Apr 30, 95      10823           10823
May 31, 95      11228           11242
Jun 30, 95      11299           11324
Jul 31, 95      11263           11299
Aug 31, 95      11397           11436
Sep 30, 95      11530           11547
Oct 31, 95      11707           11697
Nov 30, 95      11954           11872
Dec 31, 95      12146           12038
Jan 31, 96      12269           12118
Feb 29, 96      11935           11907
Mar 31, 96      11893           11824
Apr 30, 96      11840           11757
May 31, 96      11765           11734
Jun 30, 96      11964           11891
Jul 31, 96      11973           11923
Aug 31, 96      11997           11903
Sep 30, 96      12313           12110
Oct 31, 96      12664           12379
Nov 30, 96      12878           12591
Dec 31, 96      12781           12474
Jan 31, 97      12801           12512
Feb 28, 97      12816           12543
Mar 31, 97      12698           12404
Apr 30, 97      12951           12590

*    Unannualized

+ Assumes initial investment of $10,000 on inception date, April 30, 1993. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. Aggregate Bond Index.

                                  FREMONT FUNDS



also detracted from performance as intermediate rates experienced the greatest rise.

     On the sector front, our emphasis on mortgage-back securities was a strong contributor to our outperformance as the sector continued to post healthy returns versus Treasuries. Our underweighting of the corporate sector detracted from relative returns as yield spreads on investment-grade issues remained tight. The best returns were again found in the below investment-grade sector. The returns on our foreign bond positions varied by country but had little overall impact on relative performance.

     Looking ahead, our long-term view on interest rates remains bullish for bonds. This view is based on a handful of prominent economic themes, such as the competitive forces being unleashed by the globalization of markets for goods, production and capital. With respect to the business cycle, the U.S. economy remains on a firm growth path with sufficient momentum to expand for now above the Fed's targeted 2-2.5% long-term pace. However, we do not necessarily anticipate an associated pick-up in inflation. We believe that businesses lack the power to pass higher input costs through to final prices in an increasingly global, deregulated and competitive economy. Additionally, to the extent that true productivity gains, particularly in the service sector, exceed official measures, the economy can enjoy faster growth and fuller employment without rising inflation. Nonetheless, we remain somewhat cautious in the short term.

     We have therefore set our duration target at a modest 0.25 years above the index, reflecting the combination of our bullish long-term views and near-term caution. Our curve focus remains on intermediate maturities where yields exceed those on comparable combinations of long- and short-maturity bonds.

     On the sector front, we continue to favor mortgages. Despite their strong performance to-date, mortgage-backed securities still offer relative value versus other domestic fixed-income sectors. Corporate yield spreads over Treasuries pose more risk of widening (which reduces relative price performance) than promise of further tightening. We will thus remain underweighted to the corporate sector in favor of mortgages. Our allocation to foreign markets will not be a significant part of our sector allocation, as we continue to believe that value within the global fixed-income markets resides predominantly within the U.S. for the time being.

     Sincerely,

     /s/ Bill Gross

     Bill Gross
     Portfolio Manager
     Fremont Bond Fund




                  PORTFOLIO CREDIT QUALITY OF FREMONT BOND FUND
                              AS OF APRIL 30, 1997


                         AA             (1%)

                         AAA           (84%)

                         BB             (3%)

                         BBB           (12%)

                                  FREMONT FUNDS




FREMONT MONEY MARKET FUND

Norman Gee, Portfolio Manager
Fremont Investment Advisors, Inc.


[PHOTO NORMAN GEE]
Norman Gee

FUND PROFILE

Fremont Money Market Fund invests primarily in high-quality short-term debt securities (commercial paper) issued by U.S. corporations and U.S. subsidiaries of foreign corporations. The Fund will also take small positions in other investment-grade short-term debt instruments such as Yankee CDs (dollar denominated certificates of deposit in foreign banks).

     Portfolio Manager Norman Gee strives to add value through price-sensitive trading and by identifying undervalued high quality money market securities. He will also make conservative adjustments to the portfolio's average maturity relative to the market in attempting to enhance total portfolio yield.

TO OUR SHAREHOLDERS

     For the six month period ended April 30, 1997, the Fremont Money Market Fund returned 2.60% compared to the IBC Money Market First Tier Taxable Average's 2.39%. We are pleased to report the Fund once again finished in the top ten percent of comparable funds in the IBC money market fund universe.

     In Fremont Funds' Annual Report dated October 31, 1996, we opined that evidence of some inflationary pressure on the economy might motivate the Federal Reserve to hike short-term interest rates by 50 basis points (0.5%) in second half 1997. We anticipated reducing the Fund's average maturity in front of any Fed action. We were right about a rate hike, but our timing was a little off. In a preemptive strike against inflation, the Fed increased the Federal Funds rate by 25 basis points (0.25%) in March. The Fund's higher-than-market-average maturity, approximately 62 days versus 52 days, worked for us through February and against us as rates moved higher in March. However, our strategy of "barbelling" the portfolio--overweighting the longest and shortest maturities and underweighting the middle maturities--allowed us to increase our lead over the benchmark index in spite of rising short-term interest rates.


FREMONT MONEY MARKET FUND INVESTMENT RETURNS

ANNUAL RETURNS

11/18/88-10/31/89*            +8.52%
11/01/89-10/31/90             +7.99%
11/01/90-10/31/91             +6.51%
11/01/91-10/31/92             +3.73%
11/01/92-10/31/93             +2.66%
11/01/93-10/31/94             +3.49%
11/01/95-10/31/96             +5.34%
11/01/94-10/31/95             +5.84%
11/01/96- 4/30/97*            +2.60%
AVERAGE ANNUAL                +5.51% (SINCE INCEPTION)

           GROWTH OF $10,000+

       AVERAGE ANNUAL RETURNS FOR
         PERIODS ENDED 4/30/97

        1         5      SINCE INCEPTION
      YEAR      YEARS       11/18/88
      5.27%     4.31%       5.51%

                                         DONOGHUE
              FREMONT                    FIRST TIER
            MONEY MARKET    90 DAY         TAXABLE
               FUND       US T-BILLS     PRIME AVG.

Nov 18, 88     10000        10000        10000
Nov 30, 88     10027        10026        10025
Dec 31, 88     10096        10093        10090
Jan 31, 89     10170        10163        10159
Feb 28, 89     10237        10236        10228
Mar 31, 89     10315        10311        10300
Apr 30, 89     10389        10383        10377
May 31, 89     10475        10457        10452
Jun 30, 89     10552        10526        10528
Jul 31, 89     10630        10592        10600
Aug 31, 89     10705        10661        10670
Sep 30, 89     10775        10731        10741
Oct 31, 89     10852        10813        10812
Nov 30, 89     10924        10887        10881
Dec 31, 89     10993        10955        10949
Jan 31, 90     11067        11027        11017
Feb 28, 90     11132        11093        11084
Mar 31, 90     11202        11168        11152
Apr 30, 90     11276        11240        11221
May 31, 90     11350        11317        11291
Jun 30, 90     11420        11390        11360
Jul 31, 90     11498        11465        11429
Aug 31, 90     11573        11540        11498
Sep 30, 90     11640        11610        11567
Oct 31, 90     11719        11682        11636
Nov 30, 90     11792        11751        11704
Dec 31, 90     11867        11821        11773
Jan 31, 91     11941        11888        11839
Feb 28, 91     12005        11946        11901
Mar 31, 91     12065        12008        11959
Apr 30, 91     12134        12066        12015
May 31, 91     12195        12124        12068
Jun 30, 91     12249        12180        12121
Jul 31, 91     12312        12238        12174
Aug 31, 91     12369        12296        12227
Sep 30, 91     12426        12350        12278
Oct 31, 91     12482        12404        12328
Nov 30, 91     12531        12454        12375
Dec 31, 91     12584        12500        12422
Jan 31, 92     12630        12543        12464
Feb 29, 92     12668        12582        12502
Mar 31, 92     12708        12625        12540
Apr 30, 92     12744        12666        12576
May 31, 92     12779        12707        12612
Jun 30, 92     12817        12745        12647
Jul 31, 92     12852        12784        12680
Aug 31, 92     12885        12819        12711
Sep 30, 92     12917        12852        12741
Oct 31, 92     12947        12884        12769
Nov 30, 92     12978        12916        12798
Dec 31, 92     13008        12951        12828
Jan 31, 93     13036        12986        12857
Feb 28, 93     13062        13016        12885
Mar 31, 93     13093        13048        12912
Apr 30, 93     13122        13080        12939
May 31, 93     13148        13113        12967
Jun 30, 93     13178        13147        12994
Jul 31, 93     13208        13181        13021
Aug 31, 93     13235        13215        13049
Sep 30, 93     13263        13248        13076
Oct 31, 93     13291        13282        13104
Nov 30, 93     13320        13315        13132
Dec 31, 93     13351        13351        13161
Jan 31, 94     13379        13385        13189
Feb 28, 94     13406        13418        13218
Mar 31, 94     13437        13455        13248
Apr 30, 94     13470        13496        13281
May 31, 94     13512        13540        13317
Jun 30, 94     13555        13586        13356
Jul 31, 94     13603        13636        13397
Aug 31, 94     13651        13687        13439
Sep 30, 94     13701        13737        13485
Oct 31, 94     13755        13794        13532
Nov 30, 94     13812        13852        13582
Dec 31, 94     13880        13915        13636
Jan 31, 95     13943        13979        13694
Feb 28, 95     14006        14041        13754
Mar 31, 95     14081        14110        13816
Apr 30, 95     14145        14177        13877
May 31, 95     14216        14247        13939
Jun 30, 95     14289        14314        14000
Jul 31, 95     14355        14384        14060
Aug 31, 95     14423        14452        14120
Sep 30, 95     14492        14517        14180
Oct 31, 95     14558        14583        14239
Nov 30, 95     14624        14652        14299
Dec 31, 95     14695        14732        14359
Jan 31, 96     14760        14800        14418
Feb 29, 96     14821        14859        14474
Mar 31, 96     14885        14913        14529
Apr 30, 96     14947        14977        14584
May 31, 96     15015        15043        14640
Jun 30, 96     15073        15105        14695
Jul 31, 96     15139        15173        14752
Aug 31, 96     15209        15242        14809
Sep 30, 96     15269        15313        14867
Oct 31, 96     15336        15379        14929     0.0042
       14929
Nov 30, 96     15403        15444        14987     0.0039
       14987
Dec 31, 96     15470        15513        15045     0.0039
       15045
Jan 31, 97     15540        15584        15104     0.0039
       15104
Feb 28, 97     15602        15644        15162     0.0039
       15162
Mar 31, 97     15666        15710        15221     0.0039
       15221
Apr 30, 97     15734        15785        15286     0.0042
       15286

*    Unannualized

+ Assumes initial investment of $10,000 on inception date, November 18, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the U.S. 91-Day T-Bill Index. An investment in the Fund is neither insured nor guaranteed by the U.S. Government. The Fund seeks to maintain a stable $1.00 share price although there is no assurance that it will be able to do so.

                                  FREMONT FUNDS



     With the Federal Funds Rate now at 5.50%, we believe the Federal Reserve is close to accomplishing its goal of nipping any potential inflation in the bud. We hope the Fed agrees. In our opinion, the traditional leading indicators of inflation do not factor in the impact of a very competitive global economy on wages and product pricing. Jobs will be exported if serious labor shortages and wage pressures develop. American consumers will buy Toyotas if the price of Fords and Chevys rise.

     Although we don't have much confidence in politicians or government bureaucrats, it is worth noting that the Labor Department recently endorsed a study indicating that inflation is overstated in the Consumer Price Index by approximately 0.5%. If the government institutes some of the proposed changes in the methodologies used to calculate inflation, it may calm the inflationary fears currently unsettling the financial markets and take pressure off the Fed to raise rates higher than is justified by economic reality. We are maintaining the Fund's average maturity at around 62 days and may extend it modestly if we gain conviction the Federal Reserve perceives its inflation fighting initiatives have succeeded. We will also continue to "barbell" the portfolio to hedge against any overreaction by the Fed or the market.

     We continue to seek fundamentally undervalued securities. Recently, we have been buying Chevron UK commercial paper. This paper is issued on a private placement basis, because unlike normal issue domestic commercial paper, the proceeds from the offering do not have to be pledged to a specific corporate purpose such as working capital. The market seems to perceive this as an added risk and consequently prices these securities to yield 5-10 basis points more than paper issued by its parent, U.S.-based Chevron. The market may be missing the fact that the Chevron UK commercial paper is guaranteed by double-A-rated Chevron USA and is every bit as liquid. We are delighted to take advantage of the market's oversight and regularly pocket an additional 5-10 basis points on this top quality credit.

     In closing, we are pleased that the Fund has once again exceeded its benchmark index and remains very near the top of its class in the taxable money market fund universe. We are confident the Fund can build on its superior performance record.


     Sincerely,

     /s/ Norman Gee

     Norman Gee
     Portfolio Manager
     Fremont Money Market Fund

                                  FREMONT FUNDS



FREMONT CALIFORNIA INTERMEDIATE
TAX-FREE FUND

William M. Feeney, Portfolio Manager
Fremont Investment Advisors, Inc.

[PHOTO WILLIAM FEENEY]
William Feeney

FUND PROFILE

Fremont California Intermediate Tax-Free Fund invests in California municipal bonds. Essential service bonds (water, sewer, electric, gas, etc.) and general obligation bonds (secured by the full faith and credit of the government issuer) are emphasized in this conservatively managed portfolio. Income from the Fund is free from both federal and state taxes for California residents.

     The direction of interest rates impacts the total return potential of bonds. When interest rates decline, longer maturities and higher durations (a measure of interest rate sensitivity) are advantageous. When interest rates rise, the reverse is true. Through the analysis of macro-economic, political, and market factors, Fund management strives to identify the dominant interest rate trend. The Fund's strategy is simply to position the portfolio's maturity/duration to take advantage of the dominant interest rate trend rather than trading on largely unpredictable temporary interest rate fluctuations.

     The Fund invests almost exclusively in the highest investment grade credits and will not invest in any bond below a BBB rating. Fund management also strives to identify "special situation" opportunities created by incomplete credit analysis, investor misperception, and market conditions.

TO OUR SHAREHOLDERS

     For the six month period ended April 30, 1997, the Fremont California Intermediate Tax-Free Fund returned 1.52% compared to the Lehman Brothers Municipal 5-Year State General Obligation (GO) Index's 1.40%.

     The direction of interest rates is largely a function of inflation, real or imagined. In recent months, both the bond market and Federal Reserve Chairman Alan Greenspan have been concerned that much-better-than-expected economic growth and some evidence of upward pressure on wages is foreshadowing higher inflation down the road. The result has been rising interest rates all along the yield curve.


FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND INVESTMENT RETURNS

ANNUAL RETURNS


11/16/90-10/31/91*       +9.35%
11/01/91-10/31/92        +7.37%
11/01/92-10/31/93       +11.37%
11/01/93-10/31/94        -3.94%
11/01/94-10/31/95       +12.77%
11/01/95-10/31/96        +4.63%
11/01/96- 4/30/97*       +1.52%
AVERAGE ANNUAL           +6.54% (SINCE INCEPTION)

         GROWTH OF $10,000+

      AVERAGE ANNUAL RETURNS FOR
      PERIODS ENDED 4/30/97

        1         5      SINCE INCEPTION
      YEAR      YEARS       11/16/90
      5.00%     5.95%         6.54%


FREMONT CA INTER TAX-FREE FUND

                LEHMAN              STATE G.O.
               MUNI 5 YR              INDEX
Nov 16, 90      10000                 10000
Nov 30, 90      10064                 10067
Dec 31, 90      10105                 10102
Jan 31, 91      10273                 10250
Feb 28, 91      10364                 10340
Mar 31, 91      10370                 10313
Apr 30, 91      10467                 10456
May 31, 91      10530                 10508
Jun 30, 91      10496                 10493
Jul 31, 91      10603                 10598
Aug 31, 91      10737                 10731
Sep 30, 91      10881                 10860
Oct 31, 91      10936                 10945
Nov 30, 91      10953                 10979
Dec 31, 91      11187                 11226
Jan 31, 92      11218                 11246
Feb 29, 92      11222                 11253
Mar 31, 92      11188                 11211
Apr 30, 92      11270                 11306
May 31, 92      11373                 11413
Jun 30, 92      11535                 11572
Jul 31, 92      11871                 11876
Aug 31, 92      11747                 11787
Sep 30, 92      11831                 11862
Oct 31, 92      11741                 11821
Nov 30, 92      11906                 11962
Dec 31, 92      12004                 12049
Jan 31, 93      12155                 12180
Feb 28, 93      12518                 12495
Mar 31, 93      12325                 12357
Apr 30, 93      12434                 12432
May 31, 93      12460                 12475
Jun 30, 93      12666                 12641
Jul 31, 93      12629                 12642
Aug 31, 93      12889                 12817
Sep 30, 93      13069                 12915
Oct 31, 93      13076                 12930
Nov 30, 93      12964                 12899
Dec 31, 93      13198                 13078
Jan 31, 94      13354                 13202
Feb 28, 94      13007                 12943
Mar 31, 94      12664                 12653
Apr 30, 94      12717                 12779
May 31, 94      12795                 12854
Jun 30, 94      12714                 12820
Jul 31, 94      12915                 12954
Aug 31, 94      12945                 13016
Sep 30, 94      12765                 12920
Oct 31, 94      12561                 12847
Nov 30, 94      12354                 12750
Dec 31, 94      12552                 12866
Jan 31, 95      12830                 13001
Feb 28, 95      13208                 13195
Mar 31, 95      13356                 13323
Apr 30, 95      13382                 13356
May 31, 95      13745                 13646
Jun 30, 95      13652                 13665
Jul 31, 95      13771                 13856
Aug 31, 95      13920                 13979
Sep 30, 95      13978                 14023
Oct 31, 95      14165                 14081
Nov 30, 95      14313                 14204
Dec 31, 95      14421                 14285
Jan 31, 96      14583                 14464
Feb 29, 96      14519                 14412
Mar 31, 96      14326                 14326
Apr 30, 96      14330                 14299
May 31, 96      14313                 14280
Jun 30, 96      14394                 14366
Jul 31, 96      14575                 14470
Aug 31, 96      14557                 14489
Sep 30, 96      14665                 14589
Oct 31, 96      14820                 14732
Nov 30, 96      15044                 14941
Dec 31, 96      15005                 14906
Jan 31, 97      15013                 14944
Feb 28, 97      15110                 15050
Mar 31, 97      14973                 14879
Apr 30, 97      15046                 14938

*    Unannualized

+ Assumes initial investment of $10,000 on inception date, November 16, 1990. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. 5-Year State G.O. Index.

                                  FREMONT FUNDS



           PORTFOLIO CREDIT QUALITY OF FREMONT CALIFORNIA INTERMEDIATE
                       TAX-FREE FUND AS OF APRIL 30, 1997


                                   A    (15.7%)

                                   AA   (26.8%)

                                   AAA  (57.5%)


Is this a change in the dominant interest rate trend or a hiccup produced by a temporarily rambunctious economy? We are leaning toward the latter. With the Federal Funds Rate and long-term Treasury Bond yield at 5.50% and 6.95% as of late May, we believe the economy will slow and that inflation fears will diminish. We expect interest rates to trend lower from current levels and bonds to rally over the next year. Accordingly, we have kept the portfolio's average maturity at 8.4 years, which is somewhat longer than the Lehman Brother's Index.

     Now that the flat tax issue is once again dead and buried (a low flat federal income tax would threaten the traditional tax advantages of purchasing municipal securities), municipal bonds are no longer as cheap as they were during the early stages of campaign 1996. But, relative to traditional spreads between municipal bonds and Treasury securities, they are not expensive either. Ten-year municipal bonds are now trading at about 75% of the price of ten-year U.S. Treasuries; right around the historical average discount. In short, it still makes economic sense for investors in the 30-35% tax brackets to own municipal bonds. Consequently, we expect municipal bonds to continue to outperform Treasuries on an after-tax total return basis, albeit not by the margin they enjoyed in 1996.

     The strong California economy continues to benefit municipal bonds in our investment universe. Unemployment is currently 6.5%, down sharply from last fall's 7.4%. Strong job growth has ended the population exodus and real estate is booming. State and local tax coffers are filling and further general obligation bond credit upgrades may be on the horizon. California municipal bonds are also benefiting from limited supply in the market. With relatively few new issues, investors are increasingly willing to pay a premium for quality credits.

     We continue to look for attractively priced sectors in the California municipal bond universe. Right now with sales tax revenues climbing, we are focusing on sales tax-backed bonds like the Bay Area Rapid Transit (BART) and the Orange County Transportation issues. We were able to buy these bonds at fundamentally attractive prices considering the solid prospects for future credit upgrades.

     In conclusion, we believe the rising interest rates that restrained the Fund's returns over this reporting period are a relatively short-term phenomena rather than a reversal of the dominant interest rate trend. In the immediate future, interest rates may continue to fluctuate somewhat wildly as nervous investors digest often contradictory economic data. However, we don't think inflation is a real threat to the economy and we expect interest rates to come down and the fixed-income markets to trend higher as inflationary fears diminish.

     We thank you for entrusting your assets to us and will continue to work hard to justify your faith in our investment abilities.

     Sincerely,

     /s/ William M. Feeney

    William M. Feeney
    Portfolio Manager
    Fremont California Intermediate Tax-Free Fund

                                  FREMONT FUNDS





                       This page left blank intentionally.

                               FREMONT GLOBAL FUND
                           April 30, 1997 (Unaudited)


STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS

                                                     Country         Value
          Shares    Security Description               Code         (Note 1)
--------------------------------------------------------------------------------
         STOCKS   65.1%
         BUSINESS EQUIPMENT & SERVICES   2.0%

            2,800   Sodexho Alliance SA                 FR       $  1,287,246
          143,000   Kyowa Exeo Corp.                    JP          1,160,037
          100,000   Compass Group PLC                   UK          1,103,579
         * 56,200   Federal Express Corp.               US          3,027,775
           59,700   First Data Corp.                    US          2,059,650
           10,800   Omnicom Group, Inc.                 US            572,400
          103,400   WMX Technologies, Inc.              US          3,037,375
                                                                -------------
                                                                   12,248,062
                                                                -------------
         CAPITAL GOODS   2.6%

           50,000   Larsen & Toubro Ltd., GDR           IN            706,250
            8,400   Kyocera Corp., ADR                  JP          1,012,200
           60,000   Cemex SA (Class B), ADR             MX            443,627
          370,000   IJM Corp. Berhad                    MY            810,821
          110,000   Cycle & Carriage Ltd.               SG          1,125,320
               20   Zardoya-Otis                        SP              2,150
           80,000   Autoliv AB                          SW          2,915,124
          132,000   Sandvik AB (Series B)               SW          3,251,564
           31,900   Caterpillar, Inc.                   US          2,839,100
           46,600   Emerson Electric Co.                US          2,364,950
            7,900   Hughes Supply, Inc.                 US            261,688
           15,540   Mark IV Industries, Inc.            US            361,306
                                                                -------------
                                                                   16,094,100
                                                                -------------
         CONSUMER DURABLES   4.5%

         * 33,600   Daimler-Benz AG                     GM          2,487,018
         *    494   Daimler-Benz AG (Rights)            GM                 28
           26,300   Daimler-Benz AG, ADR                GM          1,956,063
            1,000   Fukoku Co. Ltd.                     JP              7,954
           35,000   Honda Motor Co. Ltd.                JP          1,086,083
           33,000   Murata Manufacturing Co. Ltd.       JP          1,216,350
           33,000   Sony Corp., ADR                     JP          2,421,375
           50,000   Philips Electronics NV              NL          2,613,791
           40,000   Philips Electronics NV
                     (New York Shares)                  NL          2,140,000
           55,100   Chrysler Corp.                      US          1,653,000
           36,700   Eaton Corp.                         US          2,747,913
          107,900   Ford Motor Co.                      US          3,749,525
           66,000   General Motors Corp.                US          3,819,750
           46,200   Whirlpool Corp.                     US          2,159,850
                                                                -------------
                                                                   28,058,700
                                                                -------------
         CONSUMER NON-DURABLES   2.0%

           50,426   Coca-Cola Amatil Ltd.               AU            576,831
            5,760   LVMH                                FR          1,408,011
              440   LVMH, ADR                           FR             21,340
           76,000   Cerebos Pacific Ltd.                SG            467,547
          108,000   Fraser & Neave Ltd.                 SG            783,852
          100,000   Srithai Superware Co. Ltd.
                     (Foreign Registered)               TH            459,418
         * 58,981   President Enterprises, GDR          TW          1,046,916
          170,000   Associated British Foods PLC        UK          1,472,684
           94,000   American Greetings Corp. (Class A)  US          3,008,000
           40,200   VF Corp.                            US          2,899,425
                                                                -------------
                                                                   12,144,024
                                                                -------------
         CONSUMER SERVICES   1.9%

           22,000   News Corp. Ltd., ADR                AU            407,000
          197,274   Village Roadshow Ltd. (Preferred)   AU            500,314
           35,000   Secom Co.                           JP          2,081,200
           20,000   Sega Enterprises Ltd.               JP            526,109
           10,000   Sega Enterprises Ltd., ADR          JP             65,794
          265,000   Genting Berhad                      MY          1,414,854
           70,600   Elsevier NV                         NL          1,132,241
            7,902   Wolters Kluwer NV                   NL            937,866
            9,953   Wolters Kluwer NV, ADR              NL          1,179,681
          280,000   Helicopter Line Ltd. (The)          NZ            452,015
          180,000   Rentokil Initial PLC                UK          1,183,381
           26,200   Disney (Walt) Co.                   US          2,148,400
                                                                -------------
                                                                   12,028,855
                                                                -------------
         ENERGY   7.0%

         *     15   Petrofina SA (Warrants 06/03/97)    BE                116
           41,900   Amoco Corp.                         US          3,503,888
           22,200   Atlantic Richfield Co.              US          3,021,975
           58,400   Chevron Corp.                       US          4,000,400
           33,600   Devon Energy Corp.                  US          1,108,800
           68,500   Dresser Industries, Inc.            US          2,046,437
         * 17,400   ENSCO International, Inc.           US            826,500
          144,400   Exxon Corp.                         US          8,176,650
           36,300   Kerr-McGee Corp.                    US          2,191,612
           42,700   Mobil Corp.                         US          5,551,000
           91,400   Occidental Petroleum Corp.          US          2,022,225
           46,200   Phillips Petroleum Co.              US          1,819,125
           42,600   Texaco, Inc.                        US          4,494,300
           22,000   Tidewater, Inc.                     US            882,750
           45,200   Unocal Corp.                        US          1,723,250
           71,000   USX-Marathon Group                  US          1,961,375
                                                                -------------
                                                                   43,330,403
                                                                -------------
         FINANCIAL SERVICES   12.7%

           62,859   Lend Lease Corp. Ltd.               AU          1,203,737
          200,000   Westpac Banking Corp. Ltd.          AU          1,078,443
            5,000   Union Financiere de
                    France Banque SA                    FR            561,798
        2,905,500   PT Lippo Bank (Foreign Registered)  ID          2,779,954
          150,000   Instituto Mobiliare Italiano SPA    IT          1,279,423
          200,000   Commerce Asset Holding Berhad       MY          1,195,314
           33,912   Aegon NV (New York Shares)          NL          2,458,620
           49,000   ING Groep NV                        NL          1,926,804
          180,416   Overseas-Chinese Banking Corp. Ltd.
                     (Foreign Registered)               SG          2,107,576
          250,000   Overseas Union Bank Ltd.
                     (Foreign Registered)               SG          1,641,667
          214,899   United Overseas Bank Ltd.
                     (Foreign Registered)               SG          2,020,204
            6,300   Housing & Commercial Bank, Korea    SK            108,767
         *    130   Samsung Fire & Marine Insurance     SK             42,702
         * 24,285   Thai Farmers Bank
                     (Warrants 09/15/02)                TH             17,665
          129,790   HSBC Holdings PLC
                     (Hong Kong Shares)                 UK          3,283,871
           72,800   Ahmanson (H.F.) & Co.               US          2,775,500
           49,700   Allstate Corp.                      US          3,255,350
           44,000   American Express Co.                US          2,898,500
           57,000   Banc One Corp.                      US          2,415,375
           31,500   BankAmerica Corp.                   US          3,681,563
           30,300   Bankers Trust New York Corp.        US          2,465,663
           13,900   Cigna Corp.                         US          2,090,213
           37,200   Citicorp                            US          4,189,650
           69,400   Dean Witter, Discover & Co.         US          2,654,550

* Non-income producing securities

The accompanying notes are an integral part of these financial statements.

                               FREMONT GLOBAL FUND
                           April 30, 1997 (Unaudited)


                                                     Country         Value
          Shares    Security Description               Code         (Note 1)
--------------------------------------------------------------------------------

         FINANCIAL SERVICES (CONTINUED)

           84,400   Federal Home Loan Mortgage Corp.    US       $  2,690,250
           48,200   First Chicago NBD Corp.             US          2,711,250
           29,800   First Union Corp.                   US          2,503,200
           47,600   Fleet Financial Group, Inc.         US          2,903,600
           16,400   Horace Mann Educators Corp.         US            768,750
           15,400   Mercury General Corp.               US            954,800
           59,600   NationsBank Corp.                   US          3,598,350
           51,400   Norwest Corp.                       US          2,563,575
            8,000   Price (T. Rowe) Associates          US            370,000
           35,500   Republic New York Corp.             US          3,252,688
           58,933   Travelers, Inc.                     US          3,263,415
           94,400   USLIFE Corp.                        US          4,578,400
            5,200   Zions Bancorporation                US            657,800
                                                                -------------
                                                                   78,948,987
                                                                -------------
         HEALTH CARE   4.4%

         * 62,500   Fresenius Medical Care AG, ADR      GM          1,835,937
          200,500   PT Dankos Laboratories
                     (Foreign Registered)               ID            146,456
           22,000   Grupo Casa Autrey SP, ADR           MX            382,250
            8,000   Astra AB (Series A)                 SW            327,760
            1,386   Novartis AG (Registered Shares)     SZ          1,829,784
              260   Roche Holding AG                    SZ          2,200,544
           36,900   Aetna, Inc.                         US          3,362,513
           71,800   Baxter International, Inc.          US          3,437,425
         *  8,200   Biogen, Inc.                        US            262,400
           72,300   Columbia HCA Healthcare Corp.       US          2,530,500
         *  8,000   HealthCare COMPARE Corp.            US            347,000
           37,100   Medtronic, Inc.                     US          2,569,175
         * 31,400   NovaCare, Inc.                      US            357,175
         *  3,800   PacifiCare Health Systems, Inc.
                     (Class B)                          US            304,950
           90,500   Pharmacia & Upjohn, Inc.            US          2,681,063
         * 27,100   Sola International, Inc.            US            677,500
           29,500   United Healthcare Corp.             US          1,434,437
           25,400   Warner-Lambert Co.                  US          2,489,200
                                                                -------------
                                                                   27,176,069
                                                                -------------
         MISCELLANEOUS   0.3%

          100,900   Taiwan Index Fund Ltd.              TW          1,578,076
                                                                -------------
                                                                    1,578,076
                                                                -------------
         MULTI-INDUSTRY   2.4%

            2,400   Viag AG                             GM          1,071,416
         *    685   Viag AG (New)                       GM            301,047
          770,000   Citic Pacific Ltd.                  HK          4,164,795
          360,000   Hutchison Whampoa                   HK          2,672,140
         1,240,000  Renong Berhad                       MY          1,699,577
         *248,000   Renong Berhad
                    (Convertible Loan Stock 05/21/01)   MY             87,943
         *155,000   Renong Berhad
                    (Warrants Exp. 11/21/00)            MY             85,226
           22,800   Minnesota Mining &
                    Manufacturing Co.                   US          1,983,600
           53,000   TRW, Inc.                           US          2,762,625
                                                                -------------
                                                                   14,828,369
                                                                -------------
         RAW MATERIALS   2.8%

           37,800   Broken Hill Proprietary Co.
                    Ltd., ADR                           AU          1,072,575
           54,000   BASF AG                             GM          2,074,064
         * 61,000   Bayer AG                            GM          2,429,700
           27,908   Hansol Paper Ltd., GDR              SK       $    273,917
           13,490   Hansol Paper Ltd., GDR              SK            132,404
         *  1,386   Ciba Specialty Chemicals AG
                     (Registered Shares)                SZ            119,661
           15,000   Tipco Asphalt Public Co. Ltd.
                     (Foreign Registered)               TH             75,804
           44,600   Aluminum Co. of America             US          3,116,425
           41,700   Dow Chemical Co.                    US          3,539,287
          129,900   Engelhard Corp.                     US          2,727,900
           52,900   Goodrich (B.F.) Co.                 US          2,109,388
                                                                -------------
                                                                   17,671,125
                                                                -------------
         RETAIL   2.1%

            4,350   Hermes International                FR          1,171,541
           29,000   Ito-Yokado Co. Ltd.                 JP          1,390,958
          224,460   Cifra SA de CV                      MX            341,717
         * 23,200   CompUSA, Inc.                       US            446,600
         * 17,400   Consolidated Stores Corp.           US            696,000
         * 66,400   Federated Department Stores, Inc.   US          2,257,600
           25,000   Hannaford Brothers Co.              US            796,875
            8,800   Lowe's Cos., Inc.                   US            334,400
           50,300   McDonalds Corp.                     US          2,697,337
           65,900   Sears, Roebuck and Co.              US          3,163,200
                                                                -------------
                                                                   13,296,228
                                                                -------------
         SHELTER   2.1%

          188,000   Cheung Kong (Holdings) Ltd.         HK          1,650,272
         1,044,000  PT Jaya Real Property
                    (Foreign Registered)                ID          1,353,333
          140,000   Kimberly-Clark de Mexico SA         MX            514,343
         1,406,250  Ayala Land, Inc.                    PH          1,013,225
         4,200,000  C & P Homes, Inc.                   PH          1,592,719
          500,000   DBS Land Ltd.                       SG          1,617,474
           37,000   Armstrong World Industries, Inc.    US          2,432,750
           43,000   Kimberly-Clark Corp.                US          2,203,750
         * 31,800   Owens-Illinois, Inc.                US            858,600
                                                                -------------
                                                                   13,236,466
                                                                -------------
         TECHNOLOGY   7.8%

           50,000   Nokia AB, ADR                       FI          3,231,250
            6,000   SAP AG, ADR                         GM            364,500
          110,000   Canon, Inc.                         JP          2,607,702
           18,900   Hirose Electronics                  JP          1,033,047
           40,000   Hoya Corp.                          JP          1,833,504
           14,000   TDK Corp.                           JP          1,008,900
           55,000   Tokyo Electron Ltd.                 JP          2,122,548
          600,000   Informatics Holdings Ltd.           SG            298,611
         * 40,531   Samsung Electronics Ltd., GDS
                     (1/2 Non-Voting)                   SK            932,213
         *  5,575   Samsung Electronics Ltd., GDS
                     (1/2 Voting)                       SK            262,038
            3,720   Sungmi Telecom Electronics          SK            500,448
         * 28,600   Applied Materials, Inc.             US          1,569,425
           40,600   Avnet, Inc.                         US          2,471,525
           30,500   Boeing Co.                          US          3,008,063
           49,000   International Business
                    Machines Corp.                      US          7,876,750
         * 41,200   Komag, Inc.                         US          1,163,900
           69,300   Motorola, Inc.                      US          3,967,425
           43,000   Rockwell International Corp.        US          2,859,500
           33,900   Texas Instruments, Inc.             US          3,025,575
            7,400   Thiokol Corp.                       US            482,850

* Non-income producing securities

The accompanying notes are an integral part of these financial statements.

                               FREMONT GLOBAL FUND
                           April 30, 1997 (Unaudited)


                                                     Country         Value
          Shares    Security Description               Code         (Note 1)
--------------------------------------------------------------------------------

         TECHNOLOGY (CONTINUED)

         * 46,500   Ultratech Stepper, Inc.             US       $    834,094
           23,100   United Technologies Corp.           US          1,746,938
           47,300   Xerox Corp.                         US          2,908,950
         * 23,900   Xilinx, Inc.                        US          1,171,100
           10,800   Harris Corp.                        US            923,400
                                                                -------------
                                                                   48,204,256
                                                                -------------
         TRANSPORTATION   1.3%

          836,000   Comfort Group Ltd.                  SG            635,653
          156,250   Keppel Corp.                        SG            680,428
            8,500   Keppel Corp.
                     (Convertible Loan Stock 07/15/97)  SG              7,050
         * 10,625   Keppel Corp. (Warrants 06/30/97)    SG             10,723
         *  9,770   Korean Air                          SK            176,342
          100,000   British Airways PLC                 UK          1,147,462
           36,300   Burlington Northern Sante Fe        US          2,858,626
           16,055   Conrail, Inc.                       US          1,834,284
         * 34,100   Yellow Corp.                        US            656,426
                                                                -------------
                                                                    8,006,994
                                                                -------------
           UTILITIES   9.2%

           20,000   Telecomunicacoes Brasileiras
                     SA, ADR                            BR          2,295,000
           42,500   Cia de Telecomunicaciones
                     de Chile SA, ADR                   CL          1,375,938
         * 42,048   Hong Kong & China Gas Co.
                     (Warrants 09/30/97)                HK             21,169
           17,500   PT Indosat, ADR                     ID            481,250
        1,020,000   Telecom Italia Mobile SPA           IT          3,212,199
              255   Nippon Telegraph & Telephone        JP          1,797,472
           44,200   Telecom of New Zealand, ADR         NZ          1,591,200
          305,974   Manila Electric Co. (Class B)       PH          1,902,910
           14,900   Philippine Long Distance
                     Telephone Co.                      PH            850,379
           70,000   Korea Electric Power Corp., ADR     SK          1,190,000
           62,830   Korea Mobile
                    Telecommunications, ADR             SK            596,885
          130,962   Cable & Wireless PLC                UK          1,012,114
         *178,600   AirTouch Communications, Inc.       US          4,554,300
           51,400   Ameritech Corp.                     US          3,141,825
           50,000   Bell Atlantic Corp.                 US          3,387,500
           78,900   BellSouth Corp.                     US          3,511,050
           45,100   Coastal Corp.                       US          2,142,251
           88,800   Consolidated Edison Co.
                    of New York, Inc.                   US          2,464,200
          100,300   Entergy Corp.                       US          2,344,512
           44,300   GTE Corp.                           US          2,032,262
           65,500   NYNEX Corp.                         US          3,389,625
          156,900   PG&E Corp.                          US          3,765,600
           50,800   Texas Utilities Co.                 US          1,714,500
          156,700   Unicom Corp.                        US          3,408,226
           79,300   Williams Cos., Inc.                 US          3,479,288
         * 57,700   WorldCom, Inc.                      US          1,384,800
                                                                -------------
                                                                   57,046,455
                                                                -------------

         TOTAL STOCKS  (COST $358,696,688)                       $403,897,169
                                                                -------------

                                                                    Value
         Face Amount/Issuer/Coupon Rate/Stated Maturity            (Note 1)
--------------------------------------------------------------------------------
         BONDS   24.3%
         CORPORATE BONDS   4.9%

         2,000,000  Asia Pulp & Paper International Finance,
                     10.250%, 10/01/00                           $  2,025,000
         2,000,000  BankAmerica Corp., 8.125%, 08/15/04
                     (Callable 08/15/99 @ 100)                      2,092,460
         3,000,000  Cemex SA de CV, 10.750%, 07/15/00               3,161,250
         1,600,000  Chrysler Corp., 10.400%,
                     08/01/99 (Callable 08/01/97 @ 100)             1,615,984
         4,000,000  Export-Import Bank of Korea,
                     6.500%, 05/15/00                               3,955,760
         3,000,000  Ford Motor Credit Corp.,
                    6.800%, 04/23/01                                2,990,160
         2,500,000  General Electric Capital Corp.,
                     8.850%, 03/01/07                               2,790,250
         3,000,000  General Motors Acceptance Corp.,
                     7.500%, 07/24/00                               3,058,950
         1,500,000  Korea Development Bank, 5.875%, 12/01/98        1,486,710
         2,000,000  Pohang Iron & Steel Co. Ltd.,
                     7.375%, 05/15/05                               1,992,360
         3,000,000  Sears, Roebuck and Co., 6.240%,
                     08/03/99                                       2,973,690
         2,000,000  Wharf International Finance,
                     7.625%, 05/13/07                               1,958,720
            42,197  Zions Auto Trust, 5.650%, 06/15/99                 42,190
                                                                -------------
                                                                   30,143,484
                                                                -------------
         MORTGAGE BACKED SECURITIES   0.2%

         1,355,117  FNMA CMO, 1992-137BA REMIC,
                     3.500%, 01/25/17                               1,293,703
                                                                -------------
                                                                    1,293,703
                                                                -------------
         U.S. GOVERNMENT BONDS   2.5%

         4,000,000  Federal National Mortgage Association
                     6.500%, 02/25/02                               3,946,880
                    U.S. Treasury Notes
         5,000,000   6.125%, 12/31/01                               4,913,300
         4,000,000   6.375%, 09/30/01                               3,971,880
         3,000,000   7.125%, 02/29/00                               3,052,980
                                                                -------------
                                                                   15,885,040
                                                                -------------
         FOREIGN BONDS   16.7%

         AUS$  4,000,000   European Bank for Reconstruction
                            and Development, 9.000%, 10/15/02       3,320,389
                           Government of Australia
         AUS$  4,000,000    7.500%, 07/15/05                        3,077,825
         AUS$  4,000,000    8.750%, 01/15/01                        3,297,665
                           Morgan Guaranty Trust Co.
         AUS$  4,500,000    8.000%, 04/18/01                        3,588,391
                           European Investment Bank
         CAN$  4,000,000    7.750%, 04/22/03                        3,017,936
                           Government of Canada
         CAN$  4,000,000    7.500%, 03/01/01                        3,028,619
         CAN$  4,000,000    8.000%, 06/01/23                        3,147,531
                           Japan Highway Public Corp.
         CAN$  2,000,000    7.875%, 09/27/02                        1,515,233
                           Oesterreichische Kontrollbank
                           (Republic of Austria)
         CAN$  2,000,000    9.000%, 06/19/02                        1,586,833
                           Republic of Finland
         CAN$  2,000,000    9.500%, 09/15/04                        1,650,378

* Non-income producing securities

The accompanying notes are an integral part of these financial statements.

                               FREMONT GLOBAL FUND
                           April 30, 1997 (Unaudited)


                                                                    Value
         Face Amount/Issuer/Coupon Rate/Stated Maturity            (Note 1)
--------------------------------------------------------------------------------

         FOREIGN BONDS (CONTINUED)

                           Toyko Electric Power
         CAN$  2,000,000    10.500%, 06/14/01                    $  1,645,008
                           Government of France
         FF   20,000,000    8.500%, 11/25/02                        4,016,811
                           Federal Republic of Germany
         DM    6,000,000    6.000%, 01/05/06                        3,536,229
         DM    3,000,000    6.750%, 04/22/03                        1,876,366
         DM    4,500,000    6.875%, 05/12/05                        2,810,646
                           German Unity Fund
         DM    5,000,000    8.000%, 01/21/02                        3,280,229
                           Treuhandanstalt
         DM    3,000,000    7.750%, 10/01/02                        1,957,729
                           United Mexican States
         DM    6,000,000    8.125%, 09/10/04                        3,651,767
                           World Bank
         DM    3,000,000    6.125%, 09/27/02                        1,825,883
                           Government of Ireland
         IEP   2,000,000    6.250%, 04/01/99                        3,016,500
         IEP   2,000,000    6.500%, 10/18/01                        3,051,000
         IEP   2,000,000    8.000%, 08/18/06                        3,250,500
                           Government of Netherlands
         NLG   6,000,000    6.500%, 04/15/03                        3,304,634
                           Government of Sweden
         SEK  40,000,000    6.000%, 02/09/05                        4,788,105
         SEK  25,000,000    10.250%, 05/05/03                       3,751,883
                           U.K. Treasury
pound sterling 2,500,000     6.750%, 11/26/04                       3,918,497
pound sterling 2,000,000     7.000%, 11/06/01                       3,224,189
pound sterling 2,500,000     7.500%, 12/07/06                       4,065,790
pound sterling 2,000,000     8.500%, 12/07/05                       3,461,889
pound sterling 2,000,000     9.000%, 07/12/11                       3,627,466
pound sterling 2,000,000     9.750%, 08/27/02                       3,593,945
                           Republic of Argentina, FRN
         US$   7,000,000    5.250%, 03/31/23, (Callable
                             Semiannually in May or
                             November @ 100)                        4,558,750
                           United Mexican States
         US$   6,000,000    6.250%, 12/31/19
                             (Callable at any time @ 100)           4,357,500
                                                                -------------
                                                                  103,802,116
                                                                -------------

         TOTAL BONDS (COST $152,452,012)                          151,124,343
                                                                -------------

                                                                     Value
         Face Amount/Issuer/Discount Rate/Stated Maturity           (Note 1)
--------------------------------------------------------------------------------
         SHORT TERM SECURITIES   9.8%

         10,879,134  Benchmark Diversified Assets Fund             10,879,135
          5,000,000  American Express Credit Corp., CP,
                      5.500%, 05/05/97                              4,996,944
          5,000,000  Caisse d'Amortissement de la Dette
                      Sociale, CP, 5.550%, 05/07/97                 4,995,375
          5,000,000  Chevron UK Investment PLC, CP,
                      5.470%, 05/06/97                              4,996,201
          5,000,000  Daimler-Benz North America Corp., CP,
                      5.510%, 05/08/97                              4,994,643
          5,000,000  Deutsche Bank Financial, Inc., CP,
                      5.470%, 05/01/97                              5,000,000
          5,000,000  Deutsche Bank Financial, Inc., CP,
                      5.450%, 05/02/97                              4,999,243
          5,000,000  General Electric Capital Corp., CP,
                      5.460%, 05/09/97                              4,993,933
          5,000,000  Hitachi America Ltd., CP,
                      5.450%, 05/07/97                              4,995,458
          5,000,000  Honeywell, Inc., CP,
                      5.500%, 05/02/97                              4,999,237
       ** 5,000,000  RTZ America, Inc., CP,
                      5.530%, 05/01/97                              5,000,000
                                                                -------------

         TOTAL SHORT TERM SECURITIES (COST $60,850,169)            60,850,169
                                                                -------------

         TOTAL INVESTMENTS (COST $571,998,869), 99.2%             615,871,681

         OTHER ASSETS AND LIABILITIES, NET, 0.8%                    5,188,467
                                                                -------------

         NET ASSETS, 100.0%                                     $ 621,060,148
                                                                =============

         PORTFOLIO ABBREVIATIONS:

             ADR - American Depository Receipt
              CP - Commercial Paper
             CMO - Collateralized Mortgage Obligation
            FNMA - Federal National Mortgage Association
             FRN - Floating Rate Note
             GDR - Global Depository Receipt
             GDS - Global Depository Share
           REMIC - Real Estate Mortgage Investment Conduit

         CURRENCY ABBREVIATIONS:

            AUS$ - Australian Dollar
            CAN$ - Canadian Dollar
              DM - German Deutschemark
              FF - French Franc
             IEP - Irish Punt
             NLG - Netherlands Guilder
             SEK - Swedish Krona
  pound sterling - British Pound
             US$ - US Dollar

** These securities are generally issued to institutional investors. Any resale must be in an exempt transaction pursuant to Section 4(2) of the Securities Act of 1933.

The accompanying notes are an integral part of these financial statements.

                               FREMONT GLOBAL FUND
                           April 30, 1997 (Unaudited)


COUNTRY DIVERSIFICATION

     Country                                      % of
      Code        Country Name                 Net Assets
--------------------------------------------------------------
       AU         Australia                       2.9%
       BR         Brazil                          0.4%
       CL         Chile                           0.2%
       CN         Canada                          2.7%
       DK         Denmark                         0.1%
       FI         Finland                         0.5%
       FR         France                          1.4%
       GM         Germany                         5.3%
       HK         Hong Kong                       1.4%
       ID         Indonesia                       0.8%
       IN         India                           0.1%
       IR         Ireland                         1.5%
       IT         Italy                           0.7%
       JP         Japan                           3.5%
       MX         Mexico                          0.3%
       MY         Malaysia                        0.9%
       NL         Netherlands                     2.6%
       NZ         New Zealand                     0.3%
       PH         Philippines                     0.9%
       SG         Singapore                       1.8%
       SK         South Korea                     0.7%
       SP         Spain (less than 0.1%)          0.0%
       SW         Sweden                          2.6%
       SZ         Switzerland                     0.7%
       TH         Thailand                        0.1%
       TW         Taiwan                          0.4%
       UK         United Kingdom                  5.1%
       US         United States                  62.1%
                                                -----
                  TOTAL                         100.0%
                                                =====


The accompanying notes are an integral part of these financial statements.

                        FREMONT INTERNATIONAL GROWTH FUND
                           April 30, 1997 (Unaudited)


STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS

                                                        Country        Value
            Shares  Security Description                  Code        (Note 1)
--------------------------------------------------------------------------------
         STOCKS   94.5%
         BUSINESS EQUIPMENT & SERVICES   2.3%

               825  Sodexho Alliance SA                    FR       $    379,278
            45,000  Compass Group PLC                      UK            496,610
                                                                   -------------
                                                                         875,888
                                                                   -------------
         CAPITAL GOODS   7.8%

             7,000  Kyocera Corp.                          JP            418,997
             6,000  Mabuchi Motors Co.                     JP            303,851
           130,000  IJM Corp. Berhad                       MY            284,883
            28,000  Sandvik AB (Series B)                  SW            689,726
            60,000  SKF AB (Series B)                      SW          1,301,851
                                                                   -------------
                                                                       2,999,308
                                                                   -------------
         CONSUMER DURABLES   10.1%

             1,450  Rexel SA                               FR            386,783
             1,200  Volkswagen AG                          GM            761,927
            28,000  Alpine Electronics, Inc.               JP            392,534
            15,000  Matsushita-Kotobuki Electronics        JP            478,459
            10,000  Murata Manufacturing Co. Ltd.          JP            368,591
             6,000  Sony Corp.                             JP            436,639
            20,000  Philips Electronics NV
                     (New York Shares)                     NL          1,070,000
                                                                   -------------
                                                                       3,894,933
                                                                   -------------
         CONSUMER NON-DURABLES   2.4%

            50,426  Coca-Cola Amatil Ltd.                  AU            576,831
            80,000  PT Hanjaya Mandala Sampoerna
                     (Foreign Registered)                  ID            321,811
             6,600  Siam Makro Public Co. Ltd.
                     (Foreign Registered)                  TH             14,529
                                                                   -------------
                                                                         913,171
                                                                   -------------
         CONSUMER SERVICES   3.5%

           200,000  PT Steady Safe (Foreign Registered)    ID            195,473
             8,000  Secom Co.                              JP            475,703
           105,000  Rentokil Initial PLC                   UK            690,305
                                                                   -------------
                                                                       1,361,481
                                                                   -------------
         FINANCIAL SERVICES   15.6%

           165,284  Reinsurance Australia Corp. Ltd.       AU            510,758
            31,000  Credit Commercial de France            FR          1,377,305
           100,000  Dao Heng Bank Group Ltd.               HK            475,047
           400,000  PT Lippo Bank (Foreign Registered)     ID            382,716
           200,000  Public Bank Berhad
                     (Foreign Registered)                  MY            331,500
            14,557  Aegon NV (New York Shares)             NL          1,055,395
            11,000  ING Groep NV                           NL            432,548
            50,000  Overseas-Chinese Banking Corp. Ltd.
                     (Foreign Registered)                  SG            584,088
            60,000  Overseas Union Bank Ltd.
                     (Foreign Registered)                  SG            394,000
            40,000  United Overseas Bank Ltd.
                     (Foreign Registered)                  SG            376,028
             7,850  Kookmin Bank                           SK            123,206
             3,750  Thai Farmers Bank
                     (Warrants 09/15/02)                   TH              2,728
                                                                   -------------
                                                                       6,045,319
                                                                   -------------
         HEALTH CARE   5.6%

         *  12,500  Fresenius Medical Care AG, ADR         GM       $    367,188
             2,700  Santen Pharmaceutical Co.              JP             48,484
               319  Novartis AG (Registered Shares)        SZ            421,141
                73  Roche Holding AG                       SZ            617,845
            18,000  Glaxo Wellcome PLC, ADR                UK            708,750
                                                                   -------------
                                                                       2,163,408
                                                                   -------------
         MULTI-INDUSTRY   9.5%

         * 494,000  International UNP Holdings             CN             58,361
            50,000  Cheung Kong (Holdings) Ltd.            HK            438,902
           200,000  Citic Pacific Ltd.                     HK          1,081,765
            98,000  Hutchison Whampoa                      HK            727,416
           650,000  Renong Berhad                          MY            890,908
         *  72,000  Renong Berhad
                     (Convertible Loan Stock 05/21/01)     MY             25,532
         *  45,000  Renong Berhad
                     (Warrants Exp. 11/21/00)              MY             24,743
            35,000  ABB AB (Series B)                      SW            424,378
                                                                   -------------
                                                                       3,672,005
                                                                   -------------
         RAW MATERIALS   5.6%

             2,127  M.I.M. Holdings Ltd.                   AU              2,772
             9,500  Compagnie de Saint-Gobain              FR          1,274,380
            13,000  BASF AG                                GM            499,312
         *  20,400  Concordia Paper Holdings Ltd., ADR     HK             66,300
            17,443  Hansol Paper Ltd., GDR                 SK            171,203
         *     319  Ciba Specialty Chemicals AG
                     (Registered Shares)                   SZ             27,541
            28,000  Siam City Cement Public Co. Ltd.
                     (Foreign Registered)                  TH            130,781
                                                                   -------------
                                                                       2,172,289
                                                                   -------------
         RETAIL   1.7%

             2,200  Ito Yokado Co. Ltd., ADR               JP            422,950
            45,000  The Pizza Public Co. Ltd.
                     (Foreign Registered)                  TH            256,700
                                                                   -------------
                                                                         679,650
                                                                   -------------
         SHELTER   1.0%

           125,000  DBS Land Ltd.                          SG            404,369
                                                                   -------------
                                                                         404,369
                                                                   -------------
         TECHNOLOGY   18.9%

            25,000  Nokia AB, ADR                          FI          1,615,625
            10,000  TT Tieto OY (Class B)                  FI            760,610
             5,500  SAP AG (Preferred)                     GM          1,014,254
             1,100  Advantest Corp.                        JP             61,077
             5,500  Canon, Inc., ADR                       JP            653,125
            17,000  Hoya Corp.                             JP            779,239
                16  NTT Data Communications
                     Systems Co.                           JP            467,512
           300,000  Datacraft Asia Ltd.                    SG            660,000
           600,000  Informatics Holdings Ltd.              SG            298,611
         *   5,658  Samsung Electronics Ltd., GDS
                     (1/2 Non-Voting)                      SK           130,134
         *     169  Samsung Electronics Ltd., GDS
                     (1/2 Voting)                          SK              7,943
             3,500  Sungmi Telecom Electronics             SK            470,852
         *  20,000  Enator AB                              SW            403,318
                                                                   -------------
                                                                       7,322,300
                                                                   -------------

* Non-income producing securities

The accompanying notes are an integral part of these financial statements.

                       FREMONT INTERNATIONAL GROWTH FUND
                           April 30, 1997 (Unaudited)


                                                        Country        Value
            Shares  Security Description                  Code        (Note 1)
--------------------------------------------------------------------------------
         TRANSPORTATION   1.4%

            46,000  British Airways PLC                    UK       $    527,832
                                                                   -------------
                                                                         527,832
                                                                   -------------
         UTILITIES   9.1%

            13,000  VEBA AG                                GM            675,447
           600,000  Telecom Italia SPA                     IT          1,580,748
                51  Nippon Telegraph & Telephone           JP            359,494
            75,075  Manila Electric Co. (Class B)          PH            466,906
            55,407  Cable & Wireless PLC                   UK            428,202
                                                                   -------------
                                                                       3,510,797
                                                                   -------------

         TOTAL STOCKS (COST $34,173,365)                              36,542,750
                                                                   -------------

                                                        Country         Value
Face Amount/Issuer/Discount Rate/Stated Maturity          Code         (Note 1)
--------------------------------------------------------------------------------
         SHORT TERM SECURITIES   7.0%

           808,556  Benchmark Diversified Assets Fund      US            808,556
         1,900,000  Honeywell, Inc., CP, 5.600%,
                     05/01/97                              US          1,900,000
                                                                    ------------

         TOTAL SHORT TERM SECURITIES (COST $2,708,556)                 2,708,556
                                                                    ------------
         TOTAL INVESTMENTS (COST $36,881,921), 101.5%                 39,251,306

         OTHER ASSETS AND LIABILITIES, NET, (1.5)%                      (596,237)
                                                                    ------------
         NET ASSETS, 100.0%                                         $ 38,655,069
                                                                    ============

PORTFOLIO ABBREVIATIONS:

    ADR - American Depository Receipt
     CP - Commercial Paper
    GDR - Global Depository Receipt
    GDS - Global Depository Shares

COUNTRY DIVERSIFICATION


     Country                                      % of
      Code        Country Name                 Net Assets
----------------------------------------------------------------
       AU         Australia                       2.8%
       CN         Canada                          0.2%
       FI         Finland                         6.2%
       FR         France                          8.9%
       GM         Germany                         8.6%
       HK         Hong Kong                       7.2%
       ID         Indonesia                       2.3%
       IT         Italy                           4.1%
       JP         Japan                          14.7%
       MY         Malaysia                        4.0%
       NL         Netherlands                     6.6%
       PH         Philippines                     1.2%
       SG         Singapore                       7.0%
       SK         South Korea                     2.3%
       SW         Sweden                          7.3%
       SZ         Switzerland                     2.8%
       TH         Thailand                        1.1%
       UK         United Kingdom                  7.4%
       US         United States                   5.3%
                                                -----
                                                100.0%
                                                =====


The accompanying notes are an integral part of these financial statements.

                      FREMONT INTERNATIONAL SMALL CAP FUND
                           April 30, 1997 (Unaudited)


STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS

                                                     Country         Value
           Shares   Security Description               Code         (Note 1)
--------------------------------------------------------------------------------

         STOCKS   98.0%
         BUSINESS EQUIPMENT & SERVICES   1.8%

           18,000   Hong Kong Aircraft Engineering
                     Co. Ltd.                           HK        $    52,049
            6,000   Kyudenko Co. Ltd.                   JP             42,530
            5,000   Toenec Corp.                        JP             25,793
            8,933   Cowie Group PLC                     UK             53,865
                                                                  -----------
                                                                      174,237
                                                                  -----------
         CAPITAL GOODS   14.8%

            5,400   Metal Manufactures Ltd.             AU             13,063
       *7,980,000   Companhia de Acos
                     Especiais Itabira-Acesita          BR             17,940
        6,400,000   Companhia Siderurgica de Tubarao
                     (Preferred B)                      BR             90,001
         * 18,400   Stelco, Inc.                        CN            108,030
         *    356   Skoda Telecom Plzen AS              CZ             11,389
            5,300   Rautaruukki OY                      FI             46,538
            5,000   Aida Engineering Ltd.               JP             30,716
            7,000   Bunka Shutter Co. Ltd.              JP             35,946
           10,000   Eagle Industry Co.                  JP             39,379
           22,000   Energy Support                      JP             60,124
            1,000   Inaba Denkisangyo Co.               JP             15,515
         * 40,000   Mitsubishi Steel Manufacturing      JP            105,537
           41,000   NHK Spring Co. Ltd.                 JP            130,779
           13,000   Pacific Industrial                  JP             59,384
            3,000   Seirei Industry                     JP             11,105
            2,200   Yokogawa Bridge Corp.               JP             12,597
            4,900   Koninklijke Hoogovens NV            NL            224,164
            6,700   Steel & Tube Holdings Ltd.          NZ             33,423
           36,000   Van Der Horst Ltd.                  SG            103,518
            8,000   Dongkuk Steel Mill Co.              SK            177,578
            7,000   Poongsan Corp.                      SK             71,413
                                                                  -----------
                                                                    1,398,139
                                                                  -----------
         CONSUMER DURABLES   2.7%

         *  9,679   Ciadea Transportation SA            AR             41,141
          100,000   Brasmotor SA (Preferred)            BR             25,021
            2,500   Sommer-Allibert                     FR             90,059
           24,000   Johnson Electric Holdings Ltd.      HK             65,061
            4,100   Toyota South Africa Ltd.            SA             23,966
              900   American Standard Sanitaryware
                     Public Co. Ltd.
                     (Foreign Registered)               TH              1,895
         *  2,600   Karat Sanitaryware Public Co. Ltd.
                     (Foreign Registered)               TH              1,568
           87,987   Arcelik AS                          TU             10,546
                                                                  -----------
                                                                      259,257
                                                                  -----------
         CONSUMER NON-DURABLES   7.4%

            9,780   Rothmans Holdings Ltd.              AU             64,184
        1,300,000   Bombril SA (Preferred)              BR             19,553
       *8,700,000   Ceval Alimentos SA (Preferred)      BR             89,529
        9,800,000   Perdigao SA Comercio e Industria
                     (Preferred)                        BR             20,280
           68,200   Sadia-Concordia SA Industria
                     e Comercio (Preferred)             BR             57,737
          100,000   Sao Paulo Alpargatas
                    SA (Preferred)                      BR              4,891
         *    107   Cokoladovny AS                      CZ             13,152
              250   Deveaux SA                          FR             36,581
               50   Fromageries Bel SA                  FR             37,825
            1,100   Delta Dairy SA (Preferred)          GR        $    10,952
            1,100   Hellenic Sugar Industry SA          GR              7,488
            7,000   Lai Sun Garment
                     (International) Ltd.               HK              8,584
           17,000   PT Japfa Comfeed Indonesia
                     (Foreign Registered)               ID             11,019
            4,000   Daito Gyorui Co. Ltd.               JP              8,821
            6,000   Marudai Food Co. Ltd.               JP             18,902
            6,000   Guinness Anchor Berhad              MY             13,268
           35,000   Yeo Hiap Seng Berhad                MY             78,791
         *    400   Unicer-Uniao Cervejeira SA
                     (Registered Shares)                PT              6,841
            1,346   Foodcorp Ltd.                       SA              9,804
           11,000   GP Batteries International Ltd.
                     (U.S. Dollar Shares)               SG             32,450
         *  2,000   Dongwon Industries Co.              SK             24,888
            3,410   LG International Corp.              SK             23,702
         *  3,000   Sam Yang Co. Ltd.                   SK             76,009
            9,100   Saha Pathana Inter-Holding
                     Public Co. Ltd.
                     (Foreign Registered)               TH             20,904
                                                                  -----------
                                                                      696,155
                                                                  -----------
         CONSUMER SERVICES   1.9%

           22,400   PMP Communications Ltd.             AU             54,362
         * 18,200   Sydney Harbour Casino
                     Holdings Ltd.                      AU             30,677
           66,000   South China Morning Post
                     (Holdings) Ltd.                    HK             56,657
            2,600   Grammy Entertainment Public
                     Co. Ltd. (Foreign Registered)      TH             34,242
                                                                  -----------
                                                                      175,938
                                                                  -----------
         ENERGY   4.8%

           20,100   Caltex Australia Ltd.               AU             68,544
         4,500,000  Distribuidora de Produtos de
                     Petroleo Ipiranga SA (Preferred)   BR             69,420
         5,300,000  Petrobras Distribuidora SA
                     (Preferred)                        BR             99,708
              350   ESSO SA                             FR             31,521
            2,000   Itochu Fuel Co. Ltd.                JP              9,435
            2,000   Kamei Corp.                         JP             17,484
         * 46,300   Bangchak Petroleum Public Co.
                     Ltd. (Foreign Registered)          TH             31,020
           78,400   Petrol Ofisi AS                     TU             17,059
          230,100   Turcas Petroculuk AS                TU             14,086
           12,700   Frost Group (The) PLC               UK             24,460
          112,200   Premier Oil PLC                     UK             72,032
                                                                  -----------
                                                                      454,769
                                                                  -----------
         FINANCIAL SERVICES (BANKS)   15.0%

            5,600   Bank of Melbourne Ltd.              AU             40,641
           19,400   Bank of Western Australia Ltd.      AU             36,787
           17,200   National Bank of Canada             CN            200,737
           15,300   Banco Industrial Colombiano         CO             53,677
         * 14,600   Investicni A Postovni Banka         CZ            143,568
              500   Compagnie Financiere de CIC et de
                     L'Union Europeenne                 FR             29,162
            1,833   Alpha Credit Bank
                     (Registered Shares)                GR            130,378
         *    367   Alpha Credit Bank (Rights)          GR              2,705
            1,870   National Bank of Greece SA
                     (Registered Shares)                GR            198,770

* Non-income producing securities

The accompanying notes are an integral part of these financial statements.

                      FREMONT INTERNATIONAL SMALL CAP FUND
                           April 30, 1997 (Unaudited)


                                                     Country         Value
           Shares   Security Description               Code         (Note 1)
--------------------------------------------------------------------------------
         FINANCIAL SERVICES (BANKS) (CONTINUED)

           34,000   Kwong On Bank Ltd.                  HK        $    38,185
         * 24,696   Union Bank of the Philippines       PH             24,350
            6,800   Banco Pinto & Sotto Mayor SA
                     (Registered Shares)                PT             46,560
            2,100   Banco Totta & Acores SA
                     (Registered Shares)                PT             29,387
           19,044   BPI-SGPS SA (Registered Shares)     PT            287,771
         * 45,000   Bangkok Bank of Commerce Public
                     Co. Ltd. (Foreign Registered)      TH             13,955
           84,600   First Bangkok City Bank
                     Public Co. Ltd.
                     (Foreign Registered)               TH             70,446
           45,400   Siam City Bank Public Co. Ltd.
                     (Foreign Registered)               TH             36,935
          677,000   Turkiye Garanti Bankasi AS          TU             37,450
                                                                  -----------
                                                                    1,421,464
                                                                  -----------
         FINANCIAL SERVICES (OTHER)   8.5%

           95,400   FAI Insurances Ltd.                 AU             46,901
            2,400   London Insurance Group, Inc.        CN             32,650
            1,900   Suramericana de Seguros SA          CO             46,749
            2,750   Credit National                     FR            155,202
           90,000   Liu Chong Hing Investment Ltd.      HK            102,819
           68,000   Peregrine Investment Holdings Ltd.  HK            104,459
            7,100   Irish Permanent PLC                 IR             66,030
           15,000   Life Co. Ltd.                       JP             30,834
           13,000   Nippon Shinpan Co.                  JP             37,473
         * 14,000   Datuk Keramat Holdings Berhad       MY             21,643
           12,000   MBF Capital Berhad                  MY             17,786
              300   KAS Associatie NV                   NL             18,304
            2,800   Phatra Thanakit Public Co. Ltd.
                     (Foreign Registered)               TH              5,414
           12,600   Union Asia Finance Public Co. Ltd
                     (Foreign Registered)               TH             13,025
            4,200   Jardine Lloyd Thompson Group PLC    UK             12,799
           31,700   Man (E D & F) Group PLC             UK             92,482
                                                                  -----------
                                                                      804,570
                                                                  -----------
         HEALTH CARE   0.4%

            5,000   Kaken Pharmaceutical                JP             20,871
            1,979   South African Druggists Ltd.        SA             16,572
                                                                  -----------
                                                                       37,443
                                                                  -----------
         MULTI-INDUSTRY   3.0%

         *    250   Chargeurs International SA          FR             14,795
           28,000   Sime Darby Ltd.                     HK             30,181
            9,700   Crean (James) PLC (Units)           IR             32,010
            2,000   Suntelephone Co. Ltd.               JP             11,814
            1,600   Internatio-Muller NV                NL             46,467
           12,000   Malbak Ltd.                         SA             19,424
           10,000   Daewoo Corp.                        SK             65,359
            8,900   Goode Durrant PLC                   UK             67,046
                                                                  -----------
                                                                      287,096
                                                                  -----------
         RAW MATERIALS   10.1%

         * 29,120   Aluar Aluminio Argentina SA
                     (Class B)                          AR        $    98,440
        1,400,000   Companhia Petroquimica de Sul       BR             60,578
        9,300,000   Fertilizantes Fosfatados SA
                     (Preferred)                        BR             40,328
           37,500   Uniao de Industrias Petroquimicas
                     SA (Preferred B)                   BR             14,463
          292,000   Shanghai Petrochemical Co. Ltd.
                     (Hong Kong Shares)                 CH             72,372
          614,000   Yizheng Chemical Fibre Co. Ltd.
                     (Hong Kong Shares)                 CH            120,476
         *    116   Sepap AS                            CZ              4,615
         *    221   Synthesia AS                        CZ              1,260
              400   Hellas Can Packaging SA             GR              6,392
         *  8,000   PT Chareon Pokphand Indonesia
                     (Foreign Registered)               ID              8,066
           31,000   Chuetsu Pulp & Paper Co. Ltd.       JP             90,092
           13,000   Cydsa SA (Series A)                 MX             31,077
         * 36,000   Empaques Ponderosa SA
                     de CV (Series B)                   MX             22,511
            4,800   Vitro SA                            MX             12,803
              200   DSM NV                              NL             19,944
         * 49,500   Dewan Salman Fibre Ltd.             PK             42,235
         *  7,897   Avgold Ltd.                         SA             12,676
            6,700   Trans-Natal Coal Corp. Ltd.         SA             43,306
            2,050   Sunkyong Industries Ltd.            SK             22,775
         *  2,800   Empresa Nacional de Celulosas SA    SP             46,713
         * 15,800   Ercros SA                           SP             10,717
            4,500   National Petrochemical Public
                     Co. Ltd. (Foreign Registered)      TH              4,910
           21,200   Tipco Asphalt Public Co. Ltd.
                     (Foreign Registered)               TH            107,136
           43,209   Cimentas Izmir Cimento
                     Fabrikasi Turk AS                  TU              5,896
         *134,000   Petkim Petrokimya Holdings AS       TU             51,394
                                                                  -----------
                                                                      951,175
                                                                  -----------
         RETAIL   7.0%

          167,100   David Jones Ltd.                    AU            219,066
           78,100   Davids Ltd.                         AU             75,572
           36,000   Jardine International Motor
                     Holdings Ltd.                      HK             41,825
            2,000   Oak & Co.                           JP              7,797
         * 42,000   Controladora Comercial Mexicana
                     SA de CV (Units)                   MX             32,023
            2,300   Macintosh NV                        NL             46,935
            1,674   Ellerine Holdings Ltd.              SA             10,538
            4,532   New Clicks Holdings Ltd.            SA              5,196
           12,700   East Asiatic Public Co.
                     Ltd. (Local Shares)                TH             11,061
           42,100   Kwik Save Group PLC                 UK            206,986
            1,600   Lex Service PLC                     UK              9,167
                                                                  -----------
                                                                      666,166
                                                                  -----------
         SHELTER   13.9%

              700   Bau Holdings AG (Preferred)         AS             37,624
            5,000   Brasilit SA                         BR              6,585
         *    616   Inzenyrske a Prumyslove Stavby AS   CZ              4,683
          212,400   Century City International
                     Holdings Ltd.                      HK             74,715

*Non-income producing securities

The accompanying notes are an integral part of these financial statements.

                      FREMONT INTERNATIONAL SMALL CAP FUND
                           April 30, 1997 (Unaudited)


                                                     Country         Value
           Shares   Security Description               Code         (Note 1)
--------------------------------------------------------------------------------
         SHELTER (CONTINUED)

          134,000   Hon Kwok Land Investment Ltd.       HK        $    44,975
           89,000   Kumagai Gumi Ltd.                   HK             96,507
          281,500   Tai Cheung Holdings Ltd.            HK            223,482
           66,000   Daikyo, Inc.                        JP            205,324
              100   Daito Trust Construction Co. Ltd.   JP              1,008
           99,000   Fujita Corp.                        JP            152,044
            4,400   Kawasho Gecoss Corp.                JP             30,981
            6,000   Mitsui Wood Systems, Inc.           JP             40,167
           10,000   Nichiei Construction                JP             55,761
            8,000   SXL Corp.                           JP             45,113
           70,000   Bandar Raya Developments Berhad     MY            103,195
            1,100   Koninklijke BAM Groep NV            NL             68,868
              880   Sungwon Construction Co.            SK              8,287
           29,900   Persimmon PLC                       UK            118,818
                                                                  -----------
                                                                    1,318,137
                                                                  -----------
         TECHNOLOGY   0.1%

            1,100   Alphatec Electronics Public
                     Co. Ltd. (Foreign Registered)      TH              4,169
                                                                  -----------
                                                                        4,169
                                                                  -----------
         TRANSPORTATION   2.6%

            1,000   Compagnie Maritime Belge SA         BE             71,729
            5,000   Nippon Konpo Unyu Soko              JP             29,338
            2,000   Koninklijke Nedlloyd Groep NV       NL             45,953
           25,000   Hai Sun Hup Group Ltd.              SG             17,799
         *  7,500   Hai Sun Hup Group Ltd.
                     (Warrants 12/31/01)                SG                389
           37,000   Neptune Orient Lines Ltd.           SG             31,202
         *  2,000   Hanjin Shipping Co.                 SK             45,067
                                                                  -----------
                                                                      241,477
                                                                  -----------
         UTILITIES   4.0%

            3,100   Telecom de Argentina SA (Class B)   AR             15,502
         *    741   Ceske Energeticke Zavody AS         CZ             23,106
         *    322   SPT Telecom AS                      CZ             34,059
         * 92,000   Pakistan Telecommunications Corp.   PK             57,214
            1,200   Electricas Reunidas de Zaragoza SA  SP             41,109
            1,000   Electricity Generating Public
                     Co. Ltd. (Foreign Registered)      TH              2,680
           29,600   Jasmine International Public
                     Co. Ltd. (Foreign Registered)      TH             41,363
           20,300   Northern Ireland Electricity PLC    UK            131,974
            4,860   Wessex Water PLC                    UK             29,424
                                                                  -----------
                                                                      376,431
                                                                  -----------
         TOTAL STOCKS (COST $9,881,361)                             9,266,623
                                                                  -----------

                                                     Country        Value
Face Amount/Issuer                                    Code         (Note 1)
--------------------------------------------------------------------------------
         SHORT TERM SECURITIES   1.0%

            95,983  Benchmark Diversified
                     Assets Fund                        US        $    95,983
                                                                  -----------
         TOTAL SHORT TERM SECURITIES (COST $95,983)                    95,983
                                                                  -----------
         TOTAL INVESTMENTS (COST $9,977,344), 99.0%                 9,362,606

         OTHER ASSETS AND LIABILITIES, NET, 1.0%                       97,717
                                                                  -----------
         NET ASSETS, 100.0%                                       $ 9,460,323
                                                                  ===========


COUNTRY DIVERSIFICATION

    Country                                     % of
      Code           Country Name             Net Assets
--------------------------------------------------------------
       AR         Argentina                       1.6%
       AS         Austria                         0.4%
       AU         Australia                       6.9%
       BE         Belgium                         0.8%
       BR         Brazil                          6.6%
       CH         China                           2.0%
       CN         Canada                          3.6%
       CO         Colombia                        1.1%
       CZ         Czech Republic                  2.5%
       FI         Finland                         0.5%
       FR         France                          4.3%
       GR         Greece                          3.8%
       HK         Hong Kong                      10.0%
       ID         Indonesia                       0.2%
       IR         Ireland                         1.1%
       JP         Japan                          15.1%
       MX         Mexico                          1.0%
       MY         Malaysia                        2.1%
       NL         Netherlands                     5.0%
       NO         Norway                          0.1%
       NZ         New Zealand                     0.4%
       PH         Philippines                     0.3%
       PK         Pakistan                        1.0%
       PT         Portugal                        4.0%
       SA         South Africa                    1.5%
       SG         Singapore                       2.0%
       SK         South Korea                     5.6%
       SP         Spain                           1.0%
       TH         Thailand                        4.4%
       TU         Turkey                          1.6%
       UK         United Kingdom                  8.7%
       US         United States                   0.8%
                                                -----
                                                100.0%
                                                =====

* Non-income producing securities

The accompanying notes are an integral part of these financial statements.

                         FREMONT EMERGING MARKETS FUND
                           April 30, 1997 (Unaudited)


         STATEMENT OF INVESTMENTS
         IN SECURITIES AND NET ASSETS

                                                        Country         Value
            Shares  Security Description                  Code         (Note 1)
--------------------------------------------------------------------------------
         STOCKS   80.5%
         CAPITAL GOODS   6.0%
            13,000  Usinas Siderurgicas de
                     Minas Gerais SA, ADR                  BR      $    152,792
         *  12,000  Mahindra & Mahindra Ltd., GDR          IN           150,000
            35,000  IJM Corp. Berhad                       MY            76,699
            65,000  Leader Universal Holdings Berhad       MY           129,492
                                                                   ------------
                                                                        508,983
                                                                   ------------
         CONSUMER DURABLES   0.9%
           635,000  Arcelik AS                             TU            76,108
                                                                   ------------
                                                                         76,108
                                                                   ------------
         CONSUMER NON-DURABLES   7.1%
           160,000  Guangnan Holdings                      HK           230,295
           150,000  PT Davomas Abadi
                     (Foreign Registered)                  ID           188,272
         * 125,000  PT Daya Guna Samudera
                     (Foreign Registered)                  ID           181,327
                                                                   ------------
                                                                        599,894
                                                                   ------------
         CONSUMER SERVICES   4.4%
         *   5,500  Grupo Televisa SA, GDR                 MX           127,188
            30,000  Leisure Management Berhad              MY           130,289
            30,000  Tanjong PLC                            MY           108,774
                                                                   ------------
                                                                        366,251
                                                                   ------------
         FINANCIAL SERVICES   11.4%
            10,000  Banco de Galicia y Buenos Aires
                     SA de CV, ADR                         AR           243,281
             7,500  Banco Frances del Rio de la
                     Plata SA, ADR                         AR           227,813
            50,000  Public Finance Berhad
                     (Foreign Registered)                  MY            76,500
         3,000,000  Yapi ve Kredi Bankasi AS               TU           126,125
         * 154,000  Chinatrust Commercial Bank             TW           289,516
                                                                   ------------
                                                                        963,235
                                                                   ------------
         HEALTH CARE   2.2%
             7,500  Ranbaxy Laboratories Ltd., GDR         IN           186,563
                                                                   ------------
                                                                        186,563
                                                                   ------------
         MULTI-INDUSTRY   4.4%
            40,000  China Resources Enterprise Ltd.        HK           110,500
         * 430,000  Fairyoung Holdings Ltd.                HK           181,789
             6,200  Sasol Ltd.                             SA            79,451
                                                                   ------------
                                                                        371,740
                                                                   ------------
         RAW MATERIALS   1.9%
            20,000  Vitro SA, ADR                          MX           162,500
                                                                   ------------
                                                                        162,500
                                                                   ------------
         RETAIL   2.0%
         *   5,500  Disco SA, ADR                          AR           170,500
                                                                   ------------
                                                                        170,500
                                                                   ------------
         SHELTER   9.3%
           133,000  Lai Sun Development Co. Ltd.           HK           162,245
         *  26,693  Lai Sun Hotels Intl Ltd.
                     (Warrants 04/03/99)                   HK             2,550
            20,000  New World Development Co. Ltd.         HK           115,405
         * 200,000  PT Jakarta International Hotels
                     & Development
                     (Foreign Registered)                  ID           179,012
        *1,000,000  Robinson's Land Corp. (Series B)       PH           144,103
         *  61,000  Kingdom Construction Co. Ltd.          TW           176,428
                                                                   ------------
                                                                        779,743
                                                                   ------------
         TECHNOLOGY   9.2%
         1,600,000  Techtronic Industries Co.              HK      $    270,570
            20,000  KCE Electronics Public Co. Ltd.
                     (Foreign Registered)                  TH            71,593
         *  69,000  Compal Electronics                     TW           271,909
         *  27,000  Hon Hai Precision Industry             TW           158,134
                                                                   ------------
                                                                        772,206
                                                                   ------------
         TRANSPORTATION   2.5%
         * 215,000  Road King Infrastructure Ltd.          HK           212,319
                                                                   ------------
                                                                        212,319
                                                                   ------------
         UTILITIES   19.2%
             8,500  Centrais Electricas
                     Brasileiras SA, ADR                   BR           198,605
         *  15,000  Multicanal Participacoes SA, ADR       BR           217,500
             4,500  Telecomunicacoes
                     Brasileiras SA, ADR                   BR           516,375
           700,000  Telecomunicacoes de Sao Paulo SA       BR           198,859
         * 175,000  Beijing Datang Power
                     Generation Co. Ltd.                   CH            90,927
            55,000  Hong Kong Electric Holdings Ltd.       HK           194,537
         *   9,000  Grupo Iusacell SA (Series L), ADR      MX           102,375
             2,500  Mosenergo, ADR                         RU            98,525
                                                                   ------------
                                                                      1,617,703
                                                                   ------------

         TOTAL STOCKS (COST $6,246,314)                               6,787,745
                                                                   ------------

                                                                       Value
         Face Amount/Issuer/Discount Rate/Stated Maturity             (Note 1)
--------------------------------------------------------------------------------
         SHORT TERM SECURITIES   14.7%
           300,318  Benchmark Diversified Assets Fund      US           300,318
           935,000  Federal National Mortgage
                     Association, DN, 5.380%, 05/02/97     US           934,860
                                                                   ------------

         TOTAL SHORT TERM SECURITIES (COST $1,235,178)                1,235,178
                                                                   ------------
         TOTAL INVESTMENTS (COST $7,481,492), 95.2%                   8,022,923

         OTHER ASSETS AND LIABILITIES, NET, 4.8%                        402,899
                                                                   ------------
         NET ASSETS, 100.0%                                        $  8,425,822
                                                                   ============

         PORTFOLIO ABBREVIATIONS:

           ADR - American Depository Receipt
            DN - Discount Note
           GDR - Global Depository Receipt

         COUNTRY DIVERSIFICATION

              Country                                      % of
               Code        Country Name                 Net Assets
--------------------------------------------------------------------------------
                AR         Argentina                       7.6%
                BR         Brazil                         15.5%
                CH         China                           1.1%
                HK         Hong Kong                      17.6%
                ID         Indonesia                       6.5%
                IN         India                           4.0%
                MX         Mexico                          4.7%
                MY         Malaysia                        6.2%
                PH         Philippines                     1.7%
                RU         Russia                          1.2%
                SA         South Africa                    0.9%
                TH         Thailand                        0.9%
                TU         Turkey                          2.4%
                TW         Taiwan                         10.7%
                US         United States                  19.0%
                                                         -----
                           TOTAL                         100.0%
                                                         =====


* Non-income producing securities

The accompanying notes are an integral part of these financial statements.

                           FREMONT U.S. MICRO-CAP FUND
                           April 30, 1997 (Unaudited)


STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS

                                                                 Value
         Shares     Security Description                       (Note 1)
--------------------------------------------------------------------------------
         STOCKS   85.4%
         BUSINESS EQUIPMENT & SERVICES   14.5%

         *209,500   BTG, Inc.                               $ 3,142,500
         *189,900   First Aviation Services, Inc.             1,614,150
         * 65,000   Mail Boxes Etc.                           1,202,500
         *296,700   MDSI Mobile Data Solutions, Inc.          4,932,637
         *190,200   NuCO2, Inc.                               2,615,250
         *382,600   Richey Electronics, Inc.                  3,873,825
         *244,700   Specialty Teleconstructors, Inc.          2,385,825
         * 30,000   Ultrak, Inc.                                322,500
                                                            -----------
                                                             20,089,187
                                                            -----------
         CAPITAL GOODS   4.1%

         *114,600   Adept Technology, Inc.                      737,737
         * 81,200   AFC Cable Systems, Inc.                   1,786,400
         *116,400   Channell Commercial Corp.                 1,222,200
         *156,100   Gradall Industries, Inc.                  1,912,225
                                                            -----------
                                                              5,658,562
                                                            -----------
         CONSUMER DURABLES   0.6%

         * 74,600   Diamond Home Services, Inc.                 839,250
                                                            -----------
                                                                839,250
                                                            -----------
         CONSUMER NON-DURABLES   7.0%

         * 82,200   Conso Products Co.                        1,119,975
           66,500   Culp, Inc.                                1,180,375
         *113,700   Fresh America Corp.                       1,591,800
         *156,100   Genesco, Inc.                             1,814,662
         * 13,450   Sonic Corp.                                 178,213
         *130,800   Sport-Haley, Inc.                         2,125,500
         *172,500   Styling Technology Corp.                  1,595,625
                                                            -----------
                                                              9,606,150
                                                            -----------
         CONSUMER SERVICES   6.8%

         *144,000   Damark International, Inc. (Class A)      1,332,000
         *337,700   LodgeNet Entertainment Corp.              3,039,300
         * 17,100   Prepaid Legal Services, Inc.                243,675
         *233,812   Saga Communications, Inc. (Class A)       4,120,936
         * 62,800   ShoLodge, Inc.                              690,800
                                                            -----------
                                                              9,426,711
                                                            -----------
         ENERGY   6.1%

         *194,200   Basin Exploration, Inc.                   1,286,575
         * 73,000   Cairn Energy USA, Inc.                      812,125
          200,400   Lomak Petroleum, Inc.                     3,381,750
         * 15,800   Trico Marine Services, Inc.                 560,900
          140,500   Wiser Oil Co.                             2,335,812
                                                            -----------
                                                              8,377,162
                                                            -----------
         FINANCIAL SERVICES   9.1%
         * 75,000   Bank Plus Corp.                             740,625
         * 70,100   Credit Management Solutions, Inc.           630,900
           81,600   GA Financial, Inc.                        1,285,200
          123,000   ISB Financial Corp.                     $ 2,767,500
          171,100   PennFed Financial Services, Inc.          4,063,625
          127,700   R&G Financial Corp. (Class B)             2,992,969
                                                            -----------
                                                             12,480,819
                                                            -----------
         HEALTH CARE   5.9%

         *238,000   AccuMed International, Inc.                 758,625
         *101,750   Advance Paradigm, Inc.                    1,157,406
         *318,200   American Healthcorp, Inc.                 3,182,000
         * 22,700   Gensia, Inc.                                 79,450
         * 40,500   MIM Corp.                                   359,438
         * 54,100   Sabratek Corp.                            1,183,437
         *102,600   Wesley Jessen VisionCare, Inc.            1,410,750
                                                            -----------
                                                              8,131,106
                                                            -----------
         RAW MATERIALS   0.7%

          141,500   Northern Technologies International         937,438
                                                            -----------
                                                                937,438
                                                            -----------
         RETAIL   1.9%

         *208,100   Garden Ridge Corp.                        1,690,813
         *158,800   New West Eyeworks, Inc.                     913,100
                                                            -----------
                                                              2,603,913
                                                            -----------
         SHELTER   1.4%

          200,216   D.R. Horton, Inc.                         1,952,106
                                                            -----------
                                                              1,952,106
                                                            -----------
         TECHNOLOGY (COMPONENTS)   14.0%

         *441,300   Aware, Inc.                               4,633,650
         *394,300   Ceradyne, Inc.                            1,872,925
         * 94,700   Datum, Inc.                               2,201,775
         *185,700   Interlink Electronics, Inc.                 951,713
         *147,600   Micrel, Inc.                              6,457,500
         *218,100   PCD, Inc.                                 3,216,975
                                                            -----------
                                                             19,334,538
                                                            -----------
         TECHNOLOGY (EQUIPMENT)   7.2%

         *130,900   Applied Signal Technology, Inc.             572,688
         * 58,400   PRI Automation, Inc.                      2,993,000
         * 56,900   Speedfam International, Inc.              1,379,825
         *151,200   Thermedics Detection, Inc.                1,493,100
         *353,400   World Access, Inc.                        3,445,650
                                                            -----------
                                                              9,884,263
                                                            -----------
         TECHNOLOGY (SOFTWARE)   5.3%

         *  5,600   Geoworks                                     40,600
         *239,800   ISG International Software Group Ltd.     2,487,925
         *214,900   Template Software, Inc.                   1,799,788
         *615,400   V-One Corp.                               3,077,000
                                                            -----------
                                                              7,405,313
                                                            -----------

* Non-income producing securities

The accompanying notes are an integral part of these financial statements.

                           FREMONT U.S. MICRO-CAP FUND
                           April 30, 1997 (Unaudited)


                                                              Value
         Shares     Security Description                     (Note 1)
--------------------------------------------------------------------------------

         TRANSPORTATION   0.8%

         *120,000   Smithway Motor Express Corp.
                     (Class A)                             $  1,050,000
                                                           ------------
                                                              1,050,000
                                                           ------------
         TOTAL STOCKS  (COST $124,672,873)                  117,776,518
                                                           ------------


                                                               Value
         Face Amount/Issuer/Discount Rate/Stated Maturity     (Note 1)
--------------------------------------------------------------------------------
         SHORT TERM SECURITIES   11.8%

         1,377,806  Benchmark Diversified Assets Fund      $  1,377,806
         5,000,000  Honeywell, Inc., CP, 5.600%,
                     05/01/97                                 5,000,000
         5,000,000  Merrill Lynch & Co., Inc., CP,
                     5.550%, 05/02/97                         4,999,229
         5,000,000  RTZ America, Inc., CP, 5.530%,
                     05/01/97                                 5,000,000
                                                           ------------
         TOTAL SHORT TERM SECURITIES (COST $16,377,035)      16,377,035
                                                           ------------
         TOTAL INVESTMENTS (COST $141,049,908), 97.2%       134,153,553

         OTHER ASSETS AND LIABILITIES, NET, 2.8%              3,828,111
                                                           ------------
         NET ASSETS, 100.0%                                $137,981,664
                                                           ============


         PORTFOLIO ABBREVIATIONS:

            CP - Commercial Paper


* Non-income producing securities

The accompanying notes are an integral part of these financial statements.

                              FREMONT GROWTH FUND
                           April 30, 1997 (Unaudited)


STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS

                                                                 Value
          Shares    Security Description                       (Note 1)
--------------------------------------------------------------------------------
         STOCKS   94.4%
         BUSINESS EQUIPMENT & SERVICES   1.4%

             6,500  Omnicom Group, Inc.                     $    344,500
            43,600  WMX Technologies, Inc.                     1,280,750
                                                            ------------
                                                               1,625,250
                                                            ------------
         CAPITAL GOODS   2.7%

            11,100  Caterpillar, Inc.                            987,900
            15,500  Emerson Electric Co.                         786,625
             4,700  Hughes Supply, Inc.                          155,687
             9,345  Mark IV Industries, Inc.                     217,271
            13,500  PACCAR, Inc.                                 943,312
                                                            ------------
                                                               3,090,795
                                                            ------------
         CONSUMER DURABLES   3.3%

            18,700  Chrysler Corp.                               561,000
            28,400  Ford Motor Co.                               986,900
            21,800  General Motors Corp.                       1,261,675
            20,200  Goodyear Tire & Rubber Co.                 1,063,025
                                                            ------------
                                                               3,872,600
                                                            ------------
         CONSUMER NON-DURABLES   0.8%

            17,500  American Brands, Inc.                        940,625
                                                            ------------
                                                                 940,625
                                                            ------------
         CONSUMER SERVICES   1.8%

            12,100  Gannett Co., Inc.                          1,055,725
            22,800  Tribune Co.                                1,000,350
                                                            ------------
                                                               2,056,075
                                                            ------------
         ENERGY   16.3%

            19,400  Amoco Corp.                                1,622,325
             7,900  Atlantic Richfield Co.                     1,075,387
            32,000  Chevron Corp.                              2,192,000
            15,100  Devon Energy Corp.                           498,300
         *  10,400  ENSCO International, Inc.                    494,000
            54,500  Exxon Corp.                                3,086,062
            15,700  Kerr-McGee Corp.                             947,888
            17,500  Mobil Corp.                                2,275,000
            33,000  Occidental Petroleum Corp.                   730,125
            15,900  Phillips Petroleum Co.                       626,062
             6,000  Schlumberger Ltd.                            664,500
            22,400  Tenneco, Inc.                                893,200
            15,500  Texaco, Inc.                               1,635,250
            13,200  Tidewater, Inc.                              529,650
            22,800  Unocal Corp.                                 869,250
            27,900  X-Marathon Group                             770,738
                                                            ------------
                                                              18,909,737
                                                            ------------
         FINANCIAL SERVICES (BANKS)   12.7%

            21,700  Ahmanson (H.F.) & Co.                        827,312
            19,100  Banc One Corp.                               809,363
            11,800  BankAmerica Corp.                          1,379,125
            10,000  Bankers Trust New York Corp.                 813,750
            15,700  Citicorp                                   1,768,212
            16,700  First Chicago NBD Corp.                 $    939,375
            25,500  First Hawaiian, Inc.                         784,125
            10,300  First Union Corp.                            865,200
            11,200  Mellon Bank Corp.                            931,000
             5,000  Morgan (J.P.) & Co., Inc.                    509,375
            24,600  NationsBank Corp.                          1,485,225
            18,400  Norwest Corp.                                917,700
            12,800  Republic New York Corp.                    1,172,800
            22,600  Suntrust Banks, Inc.                       1,146,950
             3,100  Zions Bancorporation                         392,150
                                                            ------------
                                                              14,741,662
                                                            ------------
         FINANCIAL SERVICES (OTHER)   8.7%

            22,300  Allstate Corp.                             1,460,650
            18,000  American Express Co.                       1,185,750
            26,600  Dean Witter, Discover & Co.                1,017,450
            31,600  Federal Home Loan Mortgage Corp.           1,007,250
             8,000  General Re Corp.                           1,338,000
             9,900  Horace Mann Educators Corp.                  464,063
             9,300  Mercury General Corp.                        576,600
             4,800  Price (T. Rowe) Associates                   222,000
            26,500  Travelers Group, Inc.                      1,467,438
            26,900  USLIFE Corp.                               1,304,650
                                                            ------------
                                                              10,043,851
                                                            ------------
         HEALTH CARE   5.5%

            16,800  Aetna, Inc.                                1,530,900
         *   4,900  Biogen, Inc.                                 156,800
            37,000  Columbia HCA Healthcare Corp.              1,295,000
         *   4,700  HealthCare COMPARE Corp.                     203,863
             7,500  Medtronic, Inc.                              519,375
         *  18,800  NovaCare, Inc.                               213,850
         *   2,300  PacifiCare Health Systems, Inc.
                     (Class B)                                   184,575
            38,900  Pharmacia & Upjohn, Inc.                   1,152,412
         *  12,300  Sola International, Inc.                     307,500
             8,600  Warner-Lambert Co.                           842,800
                                                            ------------
                                                               6,407,075
                                                            ------------
         MULTI-INDUSTRY   1.4%

             7,100  Minnesota Mining & Manufacturing Co.         617,700
            19,000  TRW, Inc.                                    990,375
                                                            ------------
                                                               1,608,075
                                                            ------------
         RAW MATERIALS   3.5%

            17,000  Aluminum Co. of America                    1,187,875
            12,100  Dow Chemical Co.                           1,026,988
            47,200  Engelhard Corp.                              991,200
            22,400  Goodrich (B.F.) Co.                          893,200
                                                            ------------
                                                               4,099,263
                                                            ------------
         RETAIL   4.3%

         *  13,900  CompUSA, Inc.                                267,575
         *  10,400  Consolidated Stores Corp.                    416,000
         *  30,100  Federated Department Stores, Inc.          1,023,400
            15,000  Hannaford Brothers Co.                       478,125

* Non-income producing securities

The accompanying notes are an integral part of these financial statements.

                              FREMONT GROWTH FUND
                           April 30, 1997 (Unaudited)


                                                                 Value
          Shares    Security Description                       (Note 1)
--------------------------------------------------------------------------------

         RETAIL (CONTINUED)

             5,300  Lowe's Cos., Inc.                       $    201,400
            28,700  Penney (J.C.), Inc.                        1,370,425
            25,900  Sears, Roebuck and Co.                     1,243,200
                                                            ------------
                                                               5,000,125
                                                            ------------
         SHELTER   1.9%

            13,300  Armstrong World Industries, Inc.             874,475
            19,400  Kimberly-Clark Corp.                         994,250
         *  10,000  Owens-Illinois, Inc.                         270,000
                                                            ------------
                                                               2,138,725
                                                            ------------
         TECHNOLOGY   13.1%

            27,400  Amp, Inc.                                    982,975
         *  12,900  Applied Materials, Inc.                      707,888
            17,100  Boeing Co.                                 1,686,487
             4,900  Harris Corp.                                 418,950
            18,600  International Business Machines Corp.      2,989,950
         *  18,500  Komag, Inc.                                  522,625
            27,800  Motorola, Inc.                             1,591,550
            20,000  Rockwell International Corp.               1,330,000
         *  12,600  Seagate Technology, Inc.                     578,025
            11,800  Texas Instruments, Inc.                    1,053,150
             4,400  Thiokol Corp.                                287,100
         *  20,900  Ultratech Stepper, Inc.                      374,894
            11,500  United Technologies Corp.                    869,688
            19,600  Xerox Corp.                                1,205,400
         *  12,100  Xilinx, Inc.                                 592,900
                                                            ------------
                                                              15,191,582
                                                            ------------
         TRANSPORTATION   3.9%

         *  16,300  AMR Corp.                                  1,517,937
            13,100  Burlington Northern Sante Fe               1,031,625
             6,622  Conrail, Inc.                                756,564
            14,700  Union Pacific Corp.                          937,125
         *  15,600  Yellow Corp.                                 300,300
                                                            ------------
                                                               4,543,551
                                                            ------------
         UTILITIES   13.1%

         *  87,300  AirTouch Communications, Inc.              2,226,150
            25,800  Ameritech Corp.                            1,577,025
            19,700  Bell Atlantic Corp.                        1,334,675
            39,000  BellSouth Corp.                            1,735,500
            18,600  Coastal Corp.                                883,500
            44,300  Entergy Corp.                              1,035,513
            35,800  GPU, Inc.                                  1,154,550
            21,700  NYNEX Corp.                                1,122,975
            51,500  PG&E Corp.                                 1,236,000
            12,500  SBC Communications, Inc.                     693,750
            26,600  Texas Utilities Co.                          897,750
            40,600  Unicom Corp.                                 883,050
            10,900  Williams Cos., Inc.                          478,237
                                                            ------------
                                                              15,258,675
                                                            ------------

         TOTAL STOCKS (COST $99,986,029)                     109,527,666
                                                            ------------

                                                               Value
       Face Amount/Issuer/Discount Rate/Stated Maturity       (Note 1)
--------------------------------------------------------------------------------
         SHORT TERM SECURITIES   5.0%

           288,741  Benchmark Diversified Assets Fund       $    288,741
         5,500,000  Honeywell, Inc., CP, 5.600%,
                     05/01/97                                  5,500,000
                                                            ------------
         TOTAL SHORT TERM SECURITIES (COST $5,788,741)         5,788,741
                                                            ------------
         TOTAL INVESTMENTS (COST $105,774,770), 99.4%        115,316,407

         OTHER ASSETS AND LIABILITIES, NET, 0.6%                 754,320
                                                            ------------
         NET ASSETS, 100.0%                                 $116,070,727
                                                            ============


         PORTFOLIO ABBREVIATIONS:
            CP - Commercial Paper


* Non-income producing securities

The accompanying notes are an integral part of these financial statements.

                                FREMONT BOND FUND
                           April 30, 1997 (Unaudited)


STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                       Coupon         Maturity           Value
         Principal  Issuer                                                              Rate            Date           (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------
BONDS   87.9%
FIXED RATE AND ADJUSTABLE RATE MORTGAGE SECURITIES   38.1%

         427,715    FHLMC............................................................    6.500%        01/01/26      $   404,857
         192,864    FHLMC............................................................    6.500%        03/01/26          182,557
       1,101,327    FHLMC............................................................    6.500%        04/01/26        1,042,472
         221,872    FHLMC............................................................    6.500%        05/01/26          210,015
         602,900    FHLMC............................................................    8.250%        08/01/17          623,429
         724,896    FNMA.............................................................    8.500%        05/01/25          749,129
         935,759    FNMA ARM.........................................................    7.950%        11/01/23          972,459
       2,215,202    GNMA.............................................................    7.000%        01/15/26        2,143,902
       7,487,584    GNMA.............................................................    7.000%        02/15/26        7,246,581
       3,500,000    GNMA TBA.........................................................    8.500%        07/21/27        3,597,335
       3,014,975    GNMA II ARM......................................................    6.000%        11/20/26        3,005,297
         599,409    GNMA II ARM......................................................    6.875%        11/20/24          611,860
       4,284,405    GNMA II ARM......................................................    7.000%        08/20/25        4,364,224
       3,355,582    GNMA II ARM......................................................    7.125%        08/20/23        3,437,666
                                                                                                                     -----------
                                                                                                                      28,591,783
                                                                                                                     -----------
COLLATERALIZED MORTGAGE OBLIGATIONS   31.5%

         550,421    Collateralized Mortgage Securities Corp. CMO, J-5Z, REMIC........    7.985%        05/01/17          558,413
       1,564,962    FHLMC CMO, 1018 0Z, PAC-1 (11) REMIC.............................    7.000%        11/15/20        1,511,785
         383,110    FNMA CMO, 1990-53G, PAC REMIC....................................    8.000%        12/25/18          385,742
      15,000,000    FNMA CMO, 1992-131KA, PAC(11) REMIC..............................    8.000%        01/25/22       15,436,260
         200,000    FNMA CMO, 1993-11J, PAC REMIC....................................    7.500%        02/25/08          201,645
       1,000,000    Morgan Stanley Mortgage Trust CMO, 40-8, PAC (11) REMIC..........    7.000%        07/20/21          966,636
         393,190    Resolution Trust Corp. CMO, 1992-M4 A1 REMIC.....................    8.000%        09/25/21          395,279
         849,600    Ryland Mortgage Securities Corp. CMO, 1993-8-A, REMIC ...........    7.899%        09/25/23          861,813
         468,420    Saxon Mortgage Securities Corp. CMO, 1992-1 A1, ARM REMIC........    7.633%        09/25/22          473,983
       3,500,000    Securitized Asset Sales, Inc. CMO, 1993-2A9, PAC (11) REMIC......    6.200%        07/25/08        2,864,040
                                                                                                                     -----------
                                                                                                                      23,655,596
                                                                                                                     -----------
CORPORATE BONDS   10.6%

         260,000    CMS Energy Corp. (Callable 10/01/97 @ 101.65)....................    9.875%        10/01/99          267,587
         870,000    Delta Air Lines, Inc. (Sinking Fund Bond)........................    9.450%        02/14/06          949,692
       1,749,000    Delta Air Lines, Inc. (Sinking Fund Bond)........................    9.450%        02/26/06        1,909,995
         500,000    Salomon, Inc.....................................................    6.625%        02/17/98          500,620
       2,000,000    Time Warner, Inc.................................................    7.450%        02/01/98        2,011,140
         225,000    Time Warner, Inc.................................................    7.975%        08/15/04          228,623
         450,000    Time Warner, Inc.................................................    8.110%        08/15/06          458,455
         450,000    Time Warner, Inc.................................................    8.180%        08/15/07          459,351
       1,000,000    United Airlines..................................................   10.670%        05/01/04        1,155,162
                                                                                                                     -----------
                                                                                                                       7,940,625
                                                                                                                     -----------
FOREIGN BONDS   7.4%

CAN$   2,293,000    Government of Canada.............................................    8.500%        03/01/00        1,772,866
NZ$    1,500,000    Government of New Zealand........................................    8.000%        04/15/04        1,043,640
NZ$    1,300,000    Government of New Zealand........................................   10.000%        03/15/02          980,417
US$    1,940,000    Republic of Argentina, FRN
                     (Callable Semiannually in March or September @ 100).............    6.750%        03/31/05        1,779,950
                                                                                                                     -----------
                                                                                                                       5,576,873
                                                                                                                     -----------
STRIPPED MORTGAGE SECURITIES   0.3%

        3,084,018   FNMA Interest Only, 1994-27WB, PAC-1 REMIC.......................    6.500%        06/25/14          144,141
          90,614    FNMA Principal Only, G93-12B, PAC (11) REMIC.....................    0.000%        02/25/23           88,490
                                                                                                                     -----------
                                                                                                                         232,631
                                                                                                                     -----------
                    TOTAL BONDS (COST $65,315,458)                                                                    65,997,508
                                                                                                                     -----------

The accompanying notes are an integral part of these financial statements.

                                FREMONT BOND FUND
                           April 30, 1997 (Unaudited)

                                                                                      Discount        Maturity           Value
       Principal    Issuer                                                              Rate            Date           (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
OTHER SECURITIES   1.4%

          20,000    Long Island Lighting Co. (Convertible Preferred Stock)....................................       $   502,500
       7,800,000    Call Option on U.S. Treasury Note, 6.250%, 05/31/00,
                     Strike @ 91.875000, Exp. 05/08/97........................................................           595,140
                                                                                                                     -----------
                    TOTAL OTHER SECURITIES (Cost $1,097,507)                                                           1,097,640
                                                                                                                     -----------
SHORT TERM SECURITIES   18.5%

         665,071    Benchmark Diversified Assets Fund.........................................................           665,071
     * 1,300,000    Texas Gas Transmission Corp., MTN................................    9.625%        07/15/97        1,309,739
         700,000    Canadian Wheat Board, CP.........................................    5.550%        06/30/97          693,525
       3,500,000    Ford Motor Credit Corp., CP .....................................    5.550%        05/05/97        3,497,842
         400,000    General Electric Capital Corp., CP...............................    5.530%        05/16/97          399,078
       1,200,000    General Electric Capital Corp., CP...............................    5.550%        06/18/97        1,191,120
     **1,400,000    Mobil Australia Finance Co., CP .................................    5.490%        05/15/97        1,397,011
       1,800,000    National Rural Utilities Cooperative Finance Corp., CP...........    5.530%        05/23/97        1,793,917
       2,000,000    New Center Asset Trust, CP.......................................    5.580%        06/25/97        1,982,950
         600,000    Western Australian Treasury Corp., CP............................    5.400%        06/18/97          595,680
     +    90,000    U.S. Treasury Bill...............................................    5.080%        06/26/97           89,289
     +   150,000    U.S. Treasury Bill...............................................    5.090%        06/26/97          148,812
     +    10,000    U.S. Treasury Bill...............................................    5.110%        07/03/97            9,911
     +    65,000    U.S. Treasury Bill...............................................    5.150%        07/03/97           64,414
     +    10,000    U.S. Treasury Bill...............................................    5.220%        07/03/97            9,909
     +    15,000    U.S. Treasury Bill...............................................    5.220%        07/03/97           14,864
     +    10,000    U.S. Treasury Bill...............................................    5.250%        07/03/97            9,908
                                                                                                                     -----------
                    TOTAL SHORT TERM SECURITIES (Cost $13,873,040)                                                    13,873,040
                                                                                                                     -----------
                    TOTAL INVESTMENTS (Cost $80,286,005), 107.8%                                                      80,968,188

                    OTHER ASSETS AND LIABILITIES, NET, (7.8)%                                                         (5,868,148)
                                                                                                                     -----------
                    NET ASSETS, 100.0%                                                                               $75,100,040
                                                                                                                     ===========

PORTFOLIO ABBREVIATIONS:

    ARM - Adjustable Rate Mortgage
    CMO - Collateralized Mortgage Obligation
     CP - Commercial Paper
  FHLMC - Federal Home Loan Mortgage Corp.
   FNMA - Federal National Mortgage Association
    FRN - Floating Rate Note
   GNMA - Government National Mortgage Association
    MTN - Medium Term Note
    PAC - Planned Amortization Class
  REMIC - Real Estate Mortgage Investment Conduit
    TBA - To Be Announced

CURRENCY ABBREVIATIONS:

   CAN$ - Canadian Dollar
    NZ$ - New Zealand Dollar
    US$ - US Dollar

*  The rate indicated for this security is the stated coupon rate.

** These securities are generally issued to institutional investors. Any resale must be in an exempt transaction pursuant to Section 4(2) of the Securities Act of 1933.

+  On deposit with broker for initial margin on futures contracts (Note 1).

The accompanying notes are an integral part of these financial statements.

                            FREMONT MONEY MARKET FUND
                           April 30, 1997 (Unaudited)


STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                   Discount        Maturity       Value
         Principal      Issuer                                                       Rate            Date        (Note 1)
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER   88.3%

         5,000,000      AT&T Corp.................................................  5.490%         05/30/97    $  4,977,887
         5,000,000      A.I. Credit Corp..........................................  5.550%         07/07/97       4,948,354
         5,000,000      Abbey National North America Corp.........................  5.400%         07/15/97       4,943,750
         5,000,000      Air Products and Chemicals, Inc...........................  5.330%         05/14/97       4,990,376
         5,000,000      Allianz of America Finance Corp.*.........................  5.600%         07/21/97       4,937,000
         5,000,000      American Express Credit Corp..............................  5.520%         06/02/97       4,975,467
         5,000,000      American General Finance Corp.............................  5.600%         07/01/97       4,952,556
         5,000,000      Associates Corp. of North America.........................  5.550%         06/19/97       4,962,229
         5,000,000      Australian Wheat Board....................................  5.590%         07/07/97       4,947,982
         5,000,000      Avco Financial Services, Inc..............................  5.300%         05/28/97       4,980,125
         5,000,000      B.A.T. Capital Corp.......................................  5.500%         05/20/97       4,985,486
         5,000,000      BancOne Corp.*............................................  5.500%         05/15/97       4,989,306
         5,000,000      BellSouth Telecommunications, Inc.........................  5.510%         06/18/97       4,963,267
         5,000,000      Boral Industries, Inc.....................................  5.500%         05/12/97       4,991,597
         5,000,000      British Columbia, Province of.............................  5.350%         07/28/97       4,934,611
         5,000,000      BTR Dunlop Finance, Inc.*.................................  5.380%         07/03/97       4,952,925
         5,000,000      C.I.T. Group Holdings, Inc................................  5.370%         06/16/97       4,965,692
         5,000,000      Caisse d'Amortissement de la Dette Sociale................  5.320%         05/02/97       4,999,261
         5,000,000      Canadian Wheat Board......................................  5.340%         06/03/97       4,975,525
         5,000,000      Carolina Power & Light Co.................................  5.490%         05/19/97       4,986,275
         5,000,000      Coca-Cola Co.*............................................  5.500%         07/09/97       4,947,292
         5,000,000      Commonwealth Bank of Australia............................  5.370%         06/17/97       4,964,946
         5,000,000      CPC International, Inc.*..................................  5.560%         06/26/97       4,956,756
         5,000,000      Daimler-Benz North America Corp...........................  5.320%         05/15/97       4,989,656
         5,000,000      Dairy Investments (Bermuda) Ltd.*.........................  5.370%         06/06/97       4,973,150
         5,000,000      Du Pont (E.I.) de Nemours & Co............................  5.290%         06/25/97       4,959,590
         5,000,000      Electricite de France.....................................  5.370%         07/22/97       4,938,842
         5,000,000      Electricity Corp. of New Zealand Ltd......................  5.500%         05/20/97       4,985,486
         5,000,000      Elf Aquitaine Finance SA..................................  5.600%         06/30/97       4,953,333
         5,000,000      Exxon Imperial U.S., Inc.*................................  5.510%         06/09/97       4,970,154
         5,000,000      Gannett Co., Inc.*........................................  5.500%         06/06/97       4,972,500
         5,000,000      Gaz de France.............................................  5.490%         05/16/97       4,988,562
         5,000,000      General Electric Capital Corp.............................  5.610%         07/23/97       4,935,329
         5,000,000      Glaxo Wellcome PLC*.......................................  5.350%         06/05/97       4,973,993
         5,000,000      Goldman Sachs & Co........................................  5.340%         05/29/97       4,979,233
         5,000,000      Great Lakes Chemical Corp.*...............................  5.400%         06/17/97       4,964,750
         5,000,000      Guinness PLC*.............................................  5.650%         07/21/97       4,936,775
         5,000,000      Halifax Building Society..................................  5.280%         06/02/97       4,976,533
         5,000,000      Heinz (H.J.) & Co.........................................  5.480%         05/21/97       4,984,778
         5,000,000      Hershey Foods Corp........................................  5.500%         06/10/97       4,969,444
         5,000,000      Hitachi America Ltd.......................................  5.600%         09/22/97       4,888,000
         2,600,000      Honeywell, Inc............................................  5.600%         05/01/97       2,600,000
         5,000,000      International Business Machines Credit Corp...............  5.560%         06/20/97       4,961,389
         5,000,000      John Deere Capital Corp...................................  5.530%         05/27/97       4,980,031
         5,000,000      Johnson Controls, Inc.....................................  5.510%         05/14/97       4,990,051
         5,000,000      Kaiser Foundation Hospitals...............................  5.350%         07/02/97       4,953,931
         5,000,000      Koch Industries, Inc.*....................................  5.490%         05/13/97       4,990,850
         5,000,000      Lucent Technologies, Inc..................................  5.280%         05/15/97       4,989,733
         5,000,000      Marsh & McLennan Cos., Inc.*..............................  5.350%         05/06/97       4,996,285
         5,000,000      MEC Finance USA, Inc......................................  5.800%         05/29/97       4,977,444
         5,000,000      Merrill Lynch & Co., Inc..................................  5.350%         07/07/97       4,950,215
         5,000,000      MetLife Funding, Inc......................................  5.530%         06/11/97       4,968,510
         5,000,000      Mitsubishi International Corp.............................  5.550%         06/13/97       4,966,854
         5,000,000      Mitsui & Co. (U.S.A.), Inc................................  5.620%         07/10/97       4,945,361
         5,000,000      National Rural Utilities Cooperative Finance Corp.........  5.320%         05/08/97       4,994,828
         4,600,000      PacTel Capital Resources*.................................  5.520%         05/12/97       4,592,241
         5,000,000      Panasonic Finance, Inc....................................  5.300%         05/09/97       4,994,111
         5,000,000      Philip Morris Cos., Inc...................................  5.550%         07/08/97       4,947,583

* These securities are generally issued to institutional investors. Any resale must be in an exempt transaction pursuant to Section 4(2) of the Securities Act of 1933.

The accompanying notes are an integral part of these financial statements.

                           FREMONT MONEY MARKET FUND
                           April 30, 1997 (Unaudited)

                                                                                   Discount        Maturity        Value
         Principal      Issuer                                                       Rate            Date         (Note 1)
----------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (CONTINUED)

         5,000,000      Repsol International Finance BV...........................  5.380%         07/10/97    $  4,947,694
         5,000,000      Rexam PLC*................................................  5.520%         06/12/97       4,967,800
         5,000,000      Rockwell International Corp...............................  5.530%         06/17/97       4,963,901
         5,000,000      RTZ America, Inc.*........................................  5.570%         07/02/97       4,952,036
         5,000,000      Rubbermaid, Inc.*.........................................  5.380%         05/28/97       4,979,825
         5,000,000      Sara Lee Corp.............................................  5.520%         06/26/97       4,957,067
         5,000,000      Sonoco Products Co........................................  5.500%         05/06/97       4,996,181
         5,000,000      Southern Co.*.............................................  5.570%         06/02/97       4,975,244
         5,000,000      Spain, Kingdom of.........................................  5.350%         06/05/97       4,973,993
         5,000,000      St. Paul Cos., Inc.*......................................  5.470%         05/13/97       4,990,883
         5,000,000      Stanford, Leland Junior University........................  5.650%         10/06/97       4,876,014
         5,000,000      Sweden, Kingdom of........................................  5.670%         08/08/97       4,922,038
         5,000,000      Swedish Export Credit Corp................................  5.510%         06/09/97       4,970,154
         5,000,000      Toronto Dominion Holdings USA, Inc........................  5.280%         06/04/97       4,975,067
         5,000,000      Toshiba International Finance PLC (UK)....................  5.350%         05/16/97       4,988,854
         5,000,000      Toyota Motor Credit Corp..................................  5.540%         06/18/97       4,963,067
         5,000,000      Unilever Capital Corp.*...................................  5.520%         06/23/97       4,959,367
         5,000,000      USAA Capital Corp.........................................  5.330%         05/20/97       4,985,935
         5,000,000      Yale University...........................................  5.320%         05/07/97       4,995,567
                                                                                                               ------------
                        TOTAL COMMERCIAL PAPER                                                                  379,708,877
                                                                                                               ------------

OTHER SHORT TERM SECURITIES   11.7%

           327,310      Benchmark Diversified Assets Fund.................................................          327,310
         5,000,000      Bayerische Landesbank Girozentrale, Eurodollar Note + ....  7.750%         12/19/97       5,058,482
         5,000,000      Berliner Handels-und Frankfurt Bank, Eurodollar TD + .....  5.438%         05/05/97       5,000,000
         5,000,000      Federal Farm Credit Banks Funding Corp., AN + ............  5.900%         04/01/98       4,987,859
        10,000,000      Federal Home Loan Bank, AN + .............................  5.670%         06/27/97      10,002,914
        10,000,000      Federal Home Loan Bank, AN + .............................  5.700%         02/25/98      10,000,000
         5,000,000      Federal Home Loan Bank, AN + .............................  5.875%         03/24/98       5,000,000
         5,000,000      Federal National Mortgage Association, DN ................  5.570%         09/18/97       4,891,694
         5,000,000      Student Loan Marketing Association, AN + .................  5.630%         12/24/97       5,000,000
                                                                                                               ------------
                        TOTAL OTHER SHORT TERM SECURITIES                                                        50,268,259
                                                                                                               ------------
                        TOTAL INVESTMENTS (Cost $429,977,136), 100.0%                                           429,977,136

                        OTHER ASSETS AND LIABILITIES, NET, 0.0%                                                      82,557
                                                                                                               ------------
                        NET ASSETS, 100.0%                                                                     $430,059,693
                                                                                                               ============

PORTFOLIO ABBREVIATIONS:

     AN - Agency Note
     DN - Discount Note
     TD - Time Deposit


* These securities are generally issued to institutional investors. Any resale must be in an exempt transaction pursuant to Section 4(2) of the Securities Act of 1933.

+  The rate indicated for these securities is the stated coupon rate.

The accompanying notes are an integral part of these financial statements.

                  FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                                   Coupon    Maturity     Value
Principal   Issuer                                                                                  Rate       Date      (Note 1)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS   92.9%

1,000,000   City of Anaheim, Public Finance Authority Revenue Bond,
             Anaheim Electric Utility Projects.................................................     5.600%    10/01/16  $  976,260
1,000,000   California State Dept. of Veterans Affairs, Home Purchase Revenue 1991 Ser. A......     6.450%    08/01/00   1,038,620
  500,000   California State Dept. of Water Resources, Central Valley Project Revenue..........     4.800%    12/01/07     486,430
1,000,000   California State Dept. of Water Resources, Central Valley Project Revenue Ser. H...     6.400%    12/01/00   1,066,760
1,000,000   California State GO, Various Purpose...............................................     6.500%    08/01/97   1,006,800
1,000,000   California State Public Works Board, Lease Revenue Dept. of Corrections,
             Madera County State Prison 1990 Ser. A............................................     6.700%    09/01/97   1,009,550
1,000,000   California State Public Works Board, Lease Revenue Dept. of Corrections, Prison D..     5.100%    06/01/06     988,370
1,000,000   California State Public Works Board, Lease Revenue Refunding,
             Trustees of The California State University, 1995 Ser. B..........................     5.600%    04/01/06   1,018,920
1,000,000   Contra Costa Transportation Authority, Sales Tax Revenue 1991 Ser. A...............     6.400%    03/01/01   1,063,110
1,000,000   Contra Costa Water Authority, Water Treatment Revenue Refunding 1993 Ser. A
             (FGIC Insured)....................................................................     5.300%    10/01/05   1,023,030
1,000,000   Contra Costa Water District, Water Revenue Ser. F (FGIC Insured)...................     5.250%    10/01/08   1,006,980
1,000,000   East Bay CA MUD, Water System Subordinated Revenue Ser. 1994.......................     8.500%    06/01/98   1,048,840
1,000,000   City of Fairfield, Water Revenue (AMBAC Insured)...................................     5.250%    04/01/14     961,470
1,225,000   City of Industry, Urban Development Agency Tax Allocation (MBIA Insured)...........     5.250%    05/01/12   1,181,868
1,000,000   City of Irvine, Assessment District No. 89-10, Limited Obligation
             Refunding Improvement (MBIA Insured)..............................................     4.200%    09/02/05     926,820
1,000,000   City of Los Angeles, Convention & Exhibition Center Authority,
             Lease Revenue Bonds Refunding Ser. A..............................................     5.200%    08/15/09     991,060
1,000,000   City of Los Angeles, 1990 Solid Waste Collection Project COP Revenue...............     6.400%    11/01/97   1,012,830
1,000,000   City of Los Angeles, Wastewater System Revenue Ser. B (MBIA Insured)...............     5.700%    06/01/23     979,340
1,000,000   Los Angeles County Public Works Finance Authority, Lease Revenue Ser. B
             (MBIA Insured)....................................................................     5.250%    09/01/09     992,760
  750,000   Los Angeles County Sanitation District Finance Authority, 1993 Ser. A..............     5.250%    10/01/06     759,892
1,000,000   Los Angeles Dept. of Water & Power, Electric Plant Revenue Refunding...............     5.500%    09/01/07   1,024,770
1,000,000   Los Angeles Dept. of Water & Power, Electric Plant Revenue.........................     4.700%    10/15/06     963,280
1,000,000   Los Angeles Dept. of Water & Power, Waterworks Revenue Refunding...................     5.625%    04/15/08   1,024,110
1,000,000   M-S-R Public Power Agency, San Juan Project Revenue Ser. F.........................     5.650%    07/01/03   1,044,580
1,000,000   Metropolitan Water District of Southern California,
             Waterworks GO Refunding 1993 Ser. A...............................................     5.250%    03/01/05   1,020,850
1,000,000   Modesto High School District, 1993 GO Refunding (FGIC Insured).....................     5.300%    08/01/04   1,026,850
1,000,000   Modesto Irrigation District Finance Authority,
             Domestic Water Project Revenue 1992 Ser. A (AMBAC Insured)........................     5.650%    09/01/03   1,045,620
1,000,000   Northern California Power Agency, Geothermal Project #3 Revenue Ser. A.............     5.600%    07/01/06   1,014,950
1,000,000   Orange County Transportation Authority,
             Measure M Sales Tax Revenue First Ser. 1992.......................................     6.000%    02/15/06   1,063,040
1,000,000   Orange County Transportation Authority,
             Measure M Sales Tax Revenue Second Senior Ser. 1994 (FGIC Insured)................     5.000%    02/15/08     992,930
  500,000   Orange County Water District, COP 1990 Project A...................................     6.500%    08/15/98     516,010
  500,000   City of Pasadena, Electric Works Revenue Ser. 1990.................................     6.500%    08/01/99     523,065
  500,000   City of Pasadena, GO Refunding Police and Jail Building 1993.......................     5.000%    06/01/07     491,245
1,000,000   Rancho Cucamonga RDA, 1994 Tax Allocation Refunding (MBIA Insured).................     5.000%    09/01/07     990,790
1,000,000   City of Riverside, Electric Revenue 1991...........................................     6.100%    10/01/00   1,047,470
1,000,000   City of Riverside, Electric Revenue Refunding 1993.................................     5.000%    10/01/06     992,550
1,000,000   City of Riverside, Electric Revenue Refunding 1993 (AMBAC Insured).................     5.000%    10/01/13     933,530
1,000,000   Sacramento County Sanitation District Finance Authority, Revenue Bond
             (MBIA Insured)....................................................................     5.000%    12/01/08     983,140
1,000,000   Sacramento County Sanitation District Finance Authority, Revenue Bond
             (MBIA Insured)....................................................................     5.125%    12/01/13     929,160
1,000,000   Sacramento MUD, Electric Revenue 1991 Ser. Y.......................................     6.250%    09/01/00   1,054,050


44   The accompanying notes are an integral part of these financial statements.

                  FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                 Coupon    Maturity      Value
Principal Issuer                                                                                  Rate       Date       (Note 1)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)

1,000,000 San Bernardino County Transportation Authority, Sales Tax Revenue 1992 Ser. A
           (FGIC Insured)..................................................................       6.000%    03/01/03   $ 1,060,110
1,000,000 San Francisco, CA Bay Area Rapid Transit, Sales Tax Revenue Refunding............       6.400%    07/01/97     1,004,370
1,000,000 City and County of San Francisco International Airport,
           Revenue Second Ser. Issue 1 (AMBAC Insured).....................................       6.100%    05/01/03     1,066,840
1,000,000 City and County of San Francisco RDA, Lease Revenue Ser. 1991
           (George R. Moscone Convention Center) (AMBAC Insured)...........................       6.200%    10/01/00     1,052,790
1,000,000 City and County of San Francisco RDA, Tax Allocation 1997 Ser. B.................       5.700%    08/01/14       974,630
1,000,000 City and County of San Francisco Sewer, Revenue Refunding Ser. 1992
           (AMBAC Insured).................................................................       5.800%    10/01/05     1,053,790
1,000,000 City of San Jose, Finance Authority (Convention Center Refunding Project)
           1993 Ser. C (MBIA Insured)......................................................       5.750%    09/01/03     1,036,930
1,000,000 Santa Margarita/Dana Point Authority Orange County, Revenue Bond Ser. A..........       5.375%    08/01/04     1,028,310
1,000,000 Santa Monica-Malibu Unified School District,
           Public School Facilities Reconstruction Projects................................       5.500%    08/01/18       959,400
1,000,000 Southern California Public Power Authority,
           Mead-Phoenix Project Revenue 1994 Ser. A (AMBAC Insured)........................       4.750%    07/01/08       954,420
1,000,000 Southern California Public Power Authority,
           Mead-Phoenix Project Revenue 1994 Ser. A (AMBAC Insured)........................       4.750%    07/01/09       938,670
1,000,000 Southern California Public Power Authority,
           Palo Verde Power Projects Revenue 1993 Ser. A...................................       5.100%    07/01/06     1,002,910
  500,000 City of Stockton, 1990 Wastewater System Project COP (AMBAC Insured).............       6.700%    09/01/98       517,630
  500,000 City of Stockton, 1990 Wastewater System Project COP (AMBAC Insured).............       6.800%    09/01/99       523,020
1,000,000 University of California, Housing System Revenue 1993 Ser. A (MBIA Insured)......       5.500%    11/01/08     1,018,680
  500,000 University of California, Research Facilities Revenue 1995 Ser. C (AMBAC Insured)       5.100%    09/01/07       499,370
1,000,000 West & Central Basin Finance Authority,
          West Basin Water Revenue Refunding Project (AMBAC Insured).......................       5.125%    08/01/06     1,004,600
1,000,000 City of Whittier, Solid Waste Revenue Ser. A (AMBAC Insured).....................       5.375%    08/01/14       969,310
1,500,000 Yucaipa School Facilities Finance Authority, 1995 Sweetwater Refunding...........
           (MBIA Insured)..................................................................       6.000%    09/01/10     1,553,340
                                                                                                                       -----------
          TOTAL MUNICIPAL BONDS (COST $55,370,047)                                                                      56,440,820
                                                                                                                       -----------

SHORT TERM SECURITIES   5.6%

1,000,000 California State Revenue Anticipation Notes Ser. A...............................       4.500%    06/30/97     1,000,790
2,415,951 Provident Institutional Fund: Municipal Fund for California Investors, Inc.......                              2,415,951
                                                                                                                       -----------
          TOTAL SHORT TERM SECURITIES (COST $3,417,566)                                                                  3,416,741
                                                                                                                       -----------
          TOTAL INVESTMENTS (COST $58,787,613), 98.5%                                                                   59,857,561

          OTHER ASSETS AND LIABILITIES, NET, 1.5%                                                                          886,503
                                                                                                                       -----------
          NET ASSETS, 100.0%                                                                                           $60,744,064
                                                                                                                       ===========

PORTFOLIO ABBREVIATIONS:

 AMBAC - American Municipal Bond Assurance Corp.
   COP - Certificates of Participation
  FGIC - Financial Guaranty Insurance Corp.
    GO - General Obligation
  MBIA - Municipal Bond Investor Assurance Corp.
   MUD - Municipal Utility District
   RDA - Redevelopment Agency

The accompanying notes are an integral part of these financial statements.    45

                           FREMONT MUTUAL FUNDS, INC.
                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

                                                                                      INTERNATIONAL      INTERNATIONAL
                                                                       GLOBAL            GROWTH            SMALL CAP
                                                                        FUND              FUND               FUND
                                                                    --------------------------------------------------
ASSETS:

   Investments in securities at cost                                $571,998,869       $36,881,921        $ 9,977,344
                                                                    ============       ===========        ===========

   Investments in securities at value (Note 1)                       615,871,681        39,251,306          9,362,606
   Securities lending collateral (Note 1)                             68,902,414         5,455,152            602,939
   Cash                                                                     --                --              107,084
   Dividends and interest receivable                                   4,621,803            26,867             51,728
   Receivable for securities sold                                        275,945             8,970               --
   Receivable from management company                                       --               1,506               --
   Receivable from sale of fund shares                                   480,979            23,814             10,313
   Variation margin receivable                                              --                --                 --
   Unrealized appreciation on foreign currency contracts               2,681,772              --                 --
   Prepaid expense                                                        11,604              --                 --
   Unamortized organization costs (Note 3)                                  --                --                 --
                                                                    ------------       -----------        -----------
     TOTAL ASSETS                                                    692,846,198        44,767,615         10,134,670
                                                                    ------------       -----------        -----------

LIABILITIES:

   Liabilities for securities lending collateral                      68,902,414         5,455,152            602,939
   Liabilities for options written (Note 4)                                 --                --                 --
   Dividends payable to shareholders                                        --                --                 --
   Payable for securities purchased                                    1,575,505           553,391             39,748
   Payable for fund shares redeemed                                      372,165            56,749             20,051
   Unrealized depreciation on foreign currency contracts                 417,580              --                 --
   Accrued expenses:
     Investment advisory and administrative fees                         369,847            47,254             11,609
     Shareholder servicing fees                                           10,500              --                 --
     Custody fees                                                         61,614              --                 --
     Accounting fees                                                      16,300              --                 --
     Audit and legal fees                                                 21,027              --                 --
     Other payables                                                       39,098              --                 --
                                                                    ------------       -----------        -----------
     TOTAL LIABILITIES                                                71,786,050         6,112,546            674,347
                                                                    ------------       -----------        -----------
NET ASSETS                                                          $621,060,148       $38,655,069        $ 9,460,323
                                                                    ============       ===========        ===========

Net assets consist of:
   Paid in capital                                                  $564,529,397       $34,816,043        $ 9,609,252
   Undistributed net investment income (loss)                          1,028,863           (26,369)            60,136
   Unrealized appreciation (depreciation) on investments              43,872,812         2,369,385           (614,738)
   Unrealized appreciation (depreciation) on foreign currency
     contracts and other assets and liabilities                        2,139,809            (2,584)            (1,937)
   Accumulated net realized gain                                       9,489,267         1,498,594            407,610
                                                                    ------------       -----------        -----------
NET ASSETS                                                          $621,060,148       $38,655,069        $ 9,460,323
                                                                    ============       ===========        ===========
SHARES OF CAPITAL STOCK OUTSTANDING                                   44,514,593         3,580,649            981,940
                                                                    ============       ===========        ===========
NET ASSET VALUE PER SHARE                                           $      13.95       $     10.80        $      9.63
                                                                    ============       ===========        ===========



46    The accompanying notes are an integral part of these financial statements.

                                                                    EMERGING             U.S.
                                                                     MARKETS           MICRO-CAP             GROWTH
                                                                      FUND               FUND                 FUND
                                                                    --------------------------------------------------
ASSETS:

   Investments in securities at cost                                $7,481,492        $141,049,908        $105,774,770
                                                                    ==========        ============        ============

   Investments in securities at value (Note 1)                       8,022,923         134,153,553         115,316,407
   Securities lending collateral (Note 1)                                 --            16,878,022          10,122,442
   Cash                                                                  4,047                --                  --
   Dividends and interest receivable                                    25,002              17,696             188,801
   Receivable for securities sold                                      352,222           4,291,955             472,259
   Receivable from management company                                    3,965                --                  --
   Receivable from sale of fund shares                                 138,282             431,041             724,799
   Variation margin receivable                                            --                  --                  --
   Unrealized appreciation on foreign currency contracts                  --                  --                  --
   Prepaid expense                                                        --                  --                 1,112
   Unamortized organization costs (Note 3)                              14,111                --                   492
                                                                    ----------        ------------        ------------
     TOTAL ASSETS                                                    8,560,552         155,772,267         126,826,312
                                                                    ----------        ------------        ------------
LIABILITIES:

   Liabilities for securities lending collateral                          --            16,878,022          10,122,442
   Liabilities for options written (Note 4)                               --                  --                  --
   Dividends payable to shareholders                                      --                  --                  --
   Payable for securities purchased                                    133,618                --               319,937
   Payable for fund shares redeemed                                       --               683,796             220,115
   Unrealized depreciation on foreign currency contracts                 1,112                --                  --
   Accrued expenses:
     Investment advisory and administrative fees                          --               228,785              58,486
     Shareholder servicing fees                                           --                  --                 4,100
     Custody fees                                                         --                  --                 8,366
     Accounting fees                                                      --                  --                 2,990
     Audit and legal fees                                                 --                  --                12,597
     Other payables                                                       --                  --                 6,552
                                                                    ----------        ------------        ------------
     TOTAL LIABILITIES                                                 134,730          17,790,603          10,755,585
                                                                    ----------        ------------        ------------
NET ASSETS                                                          $8,425,822        $137,981,664        $116,070,727
                                                                    ==========        ============        ============
Net assets consist of:
   Paid in capital                                                  $7,814,912        $143,840,362        $102,284,502
   Undistributed net investment income (loss)                           55,323            (505,219)            456,763
   Unrealized appreciation (depreciation) on investments               541,431          (6,896,355)          9,541,637
   Unrealized appreciation (depreciation) on foreign currency
     contracts and other assets and liabilities                         (1,353)               --                  --
   Accumulated net realized gain                                        15,509           1,542,876           3,787,825
                                                                    ----------        ------------        ------------
NET ASSETS                                                          $8,425,822        $137,981,664        $116,070,727
                                                                    ==========        ============        ============
SHARES OF CAPITAL STOCK OUTSTANDING                                    756,753           7,299,843           8,644,925
                                                                    ==========        ============        ============
NET ASSET VALUE PER SHARE                                           $    11.13        $      18.90        $      13.43
                                                                    ==========        ============        ============

                                                                                                            CALIFORNIA
                                                                                                           INTERMEDIATE
                                                                         BOND            MONEY MARKET        TAX-FREE
                                                                         FUND                FUND              FUND
                                                                    ---------------------------------------------------
ASSETS:

   Investments in securities at cost                                  $80,286,005        $429,977,136       $58,787,613
                                                                      ===========        ============       ===========

   Investments in securities at value (Note 1)                         80,968,188         429,977,136        59,857,561
   Securities lending collateral (Note 1)                                    --                  --                --
   Cash                                                                      --                  --             190,613
   Dividends and interest receivable                                      533,469             736,754           771,385
   Receivable for securities sold                                            --                  --                --
   Receivable from management company                                         189                --                --
   Receivable from sale of fund shares                                     24,625             760,377             1,650
   Variation margin receivable                                             42,813                --                --
   Unrealized appreciation on foreign currency contracts                   73,161                --                --
   Prepaid expense                                                            598              40,167               658
   Unamortized organization costs (Note 3)                                  1,495                --                --
                                                                      -----------        ------------       -----------
     TOTAL ASSETS                                                      81,644,538         431,514,434        60,821,867
                                                                      -----------        ------------       -----------
LIABILITIES:

   Liabilities for securities lending collateral                             --                  --                --
   Liabilities for options written (Note 4)                                38,750                --                --
   Dividends payable to shareholders                                       14,818               9,169            28,417
   Payable for securities purchased                                     6,159,544                --                --
   Payable for fund shares redeemed                                       175,052           1,305,309              --
   Unrealized depreciation on foreign currency contracts                   82,110                --                --
   Accrued expenses:
     Investment advisory and administrative fees                           24,094              74,106            15,126
     Shareholder servicing fees                                             2,600               6,200             2,500
     Custody fees                                                           8,009              12,566             3,455
     Accounting fees                                                        3,200               7,750             3,200
     Audit and legal fees                                                  12,597              12,597            11,347
     Other payables                                                        23,724              27,044            13,758
                                                                      -----------        ------------       -----------
     TOTAL LIABILITIES                                                  6,544,498           1,454,741            77,803
                                                                      -----------        ------------       -----------
NET ASSETS                                                            $75,100,040        $430,059,693       $60,744,064
                                                                      ===========        ============       ===========
Net assets consist of:
   Paid in capital                                                    $74,238,605        $430,059,693       $59,655,545
   Undistributed net investment income (loss)                            (153,856)               --                --
   Unrealized appreciation (depreciation) on investments                  701,630                --           1,069,948
   Unrealized appreciation (depreciation) on foreign currency
     contracts and other assets and liabilities                            39,702                --                --
   Accumulated net realized gain                                          273,959                --              18,571
                                                                      -----------        ------------       -----------
NET ASSETS                                                            $75,100,040        $430,059,693       $60,744,064
                                                                      ===========        ============       ===========
SHARES OF CAPITAL STOCK OUTSTANDING                                     7,608,619         430,059,693         5,678,597
                                                                      ===========        ============       ===========
NET ASSET VALUE PER SHARE                                             $      9.87        $       1.00       $     10.70
                                                                      ===========        ============       ===========

                           FREMONT MUTUAL FUNDS, INC.
                   Six Months Ended April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------


                                                                                               INTERNATIONAL    INTERNATIONAL
                                                                                 GLOBAL           GROWTH          SMALL CAP
                                                                                  FUND             FUND             FUND
                                                                              ------------------------------------------------

INVESTMENT INCOME:

   Interest                                                                   $ 6,946,960       $   66,964        $   8,622
   Dividends                                                                    3,730,514          192,995          146,009
                                                                              -----------       ----------        ---------
     TOTAL INCOME*                                                             10,677,474          259,959          154,631
                                                                              -----------       ----------        ---------
EXPENSES:

   Investment advisory and administrative fees (Note 2)                         2,233,389          286,328           71,874
   Shareholder servicing fees (Note 2)                                             59,900             --               --
   Custody fees                                                                    64,355             --               --
   Distribution fees (Note 2)                                                        --               --               --
   Accounting fees                                                                 81,313             --               --
   Audit and legal fees                                                            23,314             --               --
   Directors' fees (Note 2)                                                         4,799             --               --
   Registration fees                                                               24,505             --               --
   Interest expense (Note 1)                                                         --               --               --
   Other                                                                           49,293             --               --
                                                                              -----------       ----------        ---------
     TOTAL EXPENSES BEFORE REDUCTIONS                                           2,540,868          286,328           71,874
     Expenses waived and/or reimbursed by Advisor                                    --               --               --
                                                                              -----------       ----------        ---------
       TOTAL NET EXPENSES                                                       2,540,868          286,328           71,874
                                                                              -----------       ----------        ---------
         NET INVESTMENT INCOME (LOSS)                                           8,136,606          (26,369)          82,757
                                                                              -----------       ----------        ---------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
   AND FOREIGN CURRENCY:

   Net realized gain (loss) from:

     Investments                                                                5,708,695        1,591,386          432,290
     Foreign currency transactions                                              3,657,950          (92,792)          (2,851)

   Net increase (decrease) in unrealized appreciation
     (depreciation) on:


    Investments                                                                16,287,209          (60,531)        (727,042)
    Translation of assets and liabilities in foreign currencies                 3,067,817           (2,099)          (2,806)
                                                                              -----------       ----------        ---------
      Net realized and unrealized gain (loss) from investments
        and foreign currency                                                   28,721,671        1,435,964         (300,409)
                                                                              -----------       ----------        ---------
        NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $36,858,277       $1,409,595        $(217,652)
                                                                              ===========       ==========        =========


* Net of foreign taxes withheld of $224,803 for Fremont Global Fund, $29,943 for Fremont International Growth Fund, $18,175 for Fremont International Small Cap Fund and $2,896 for Fremont Emerging Markets Fund.


48    The accompanying notes are an integral part of these financial statements.

                                                                              EMERGING           U.S.
                                                                              MARKETS          MICRO-CAP          GROWTH
                                                                               FUND              FUND              FUND
                                                                              ----------------------------------------------

INVESTMENT INCOME:

   Interest                                                                   $ 35,636        $   813,048        $  109,683
   Dividends                                                                    36,076            107,117         1,111,191
                                                                              --------        -----------        ----------
     TOTAL INCOME*                                                              71,712            920,165         1,220,874
                                                                              --------        -----------        ----------
EXPENSES:

   Investment advisory and administrative fees (Note 2)                         32,167          1,457,521           329,670
   Shareholder servicing fees (Note 2)                                          14,043               --              24,051
   Custody fees                                                                 11,500               --               9,004
   Distribution fees (Note 2)                                                    6,993               --                --
   Accounting fees                                                               6,600               --              16,269
   Audit and legal fees                                                          6,744               --              19,712
   Directors' fees (Note 2)                                                      4,163               --               4,799
   Registration fees                                                             5,535               --              15,781
   Interest expense (Note 1)                                                      --                 --                --
   Other                                                                         8,952               --              (7,515)
                                                                              --------        -----------        ----------
     TOTAL EXPENSES BEFORE REDUCTIONS                                           96,697          1,457,521           411,771
     Expenses waived and/or reimbursed by Advisor                              (96,697)           (32,137)             --
                                                                              --------        -----------        ----------
       TOTAL NET EXPENSES                                                         --            1,425,384           411,771
                                                                              --------        -----------        ----------
         NET INVESTMENT INCOME (LOSS)                                           71,712           (505,219)          809,103
                                                                              --------        -----------        ----------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
   AND FOREIGN CURRENCY:

   Net realized gain (loss) from:

     Investments                                                               103,053          1,577,289         3,694,333
     Foreign currency transactions                                              (2,959)              --                --

   Net increase (decrease) in unrealized appreciation
     (depreciation) on:


    Investments                                                                585,271         (7,332,078)        5,053,002
    Translation of assets and liabilities in foreign currencies                 (1,341)              --                --
                                                                              --------        -----------        ----------
      Net realized and unrealized gain (loss) from investments
        and foreign currency                                                   684,024         (5,754,789)        8,747,335
                                                                              --------        -----------        ----------
        NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $755,736        $(6,260,008)       $9,556,438
                                                                              ========        ===========        ==========

                                                                                                                     CALIFORNIA
                                                                                                                   INTERMEDIATE
                                                                                  BOND          MONEY MARKET          TAX-FREE
                                                                                  FUND             FUND                 FUND
                                                                              -------------------------------------------------

INVESTMENT INCOME:

   Interest                                                                   $ 2,556,427        $10,227,620        $1,548,493
   Dividends                                                                       17,625               --                --
                                                                              -----------        -----------        ----------
     TOTAL INCOME*                                                              2,574,052         10,227,620         1,548,493
                                                                              -----------        -----------        ----------
EXPENSES:

   Investment advisory and administrative fees (Note 2)                           197,240            676,711           150,532
   Shareholder servicing fees (Note 2)                                             14,862             34,104            14,470
   Custody fees                                                                    13,182             15,435             4,042
   Distribution fees (Note 2)                                                        --                 --                --
   Accounting fees                                                                 15,422             44,275            14,340
   Audit and legal fees                                                            14,884             14,884            13,633
   Directors' fees (Note 2)                                                         4,799              4,799             4,799
   Registration fees                                                                6,594             32,138             3,019
   Interest expense (Note 1)                                                       11,116               --                --
   Other                                                                            4,219               (509)             (716)
                                                                              -----------        -----------        ----------
     TOTAL EXPENSES BEFORE REDUCTIONS                                             282,318            821,837           204,119
     Expenses waived and/or reimbursed by Advisor                                 (53,793)          (279,393)          (61,109)
                                                                              -----------        -----------        ----------
       TOTAL NET EXPENSES                                                         228,525            542,444           143,010
                                                                              -----------        -----------        ----------
         NET INVESTMENT INCOME (LOSS)                                           2,345,527          9,685,176         1,405,483
                                                                              -----------        -----------        ----------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
   AND FOREIGN CURRENCY:

   Net realized gain (loss) from:

     Investments                                                                  786,234               --              18,307
     Foreign currency transactions                                                247,715               --                --

   Net increase (decrease) in unrealized appreciation
     (depreciation) on:


    Investments                                                                (1,653,408)              --            (630,280)
    Translation of assets and liabilities in foreign currencies                  (107,274)              --                --
                                                                              -----------        -----------        ----------
      Net realized and unrealized gain (loss) from investments
        and foreign currency                                                     (726,733)              --            (611,973)
                                                                              -----------        -----------        ----------
        NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $ 1,618,794        $ 9,685,176        $  793,510
                                                                              ===========        ===========        ==========

                           FREMONT MUTUAL FUNDS, INC.
                           April 30, 1997 (Unaudited)

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  GLOBAL                   INTERNATIONAL GROWTH
                                                                                   FUND                            FUND
                                                                     ------------------------------    ----------------------------
                                                                       SIX MONTHS          YEAR         SIX MONTHS         YEAR
                                                                         ENDED            ENDED            ENDED           ENDED
                                                                        4/30/97         10/31/96          4/30/97        10/31/96
                                                                     -------------    -------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
    From operations:
      Net investment income (loss)                                   $   8,136,606    $  14,178,709    $    (26,369)   $    (71,581)
      Net realized gain (loss) from investments
        and transactions in written options                              5,708,695       66,430,845       1,591,386       2,385,592
      Net realized gain (loss) from foreign currency transactions        3,657,950        3,713,517         (92,792)       (123,314)
      Net unrealized appreciation (depreciation) on investments         16,287,209      (16,096,541)        (60,531)        370,380
      Net unrealized appreciation (depreciation) on translation of
        assets and liabilities in foreign currencies                     3,067,817         (966,466)         (2,099)         (1,146)
                                                                     -------------    -------------    ------------    ------------
            Net increase (decrease) in net assets from operations       36,858,277       67,260,064       1,409,595       2,559,931
                                                                     -------------    -------------    ------------    ------------
    Distributions to shareholders from:
      Net investment income                                             (9,349,318)     (15,978,412)             --         (25,060)
      Net realized gains                                               (68,976,401)     (19,404,727)       (103,054)             --
                                                                     -------------    -------------    ------------    ------------
            Total distributions to shareholders                        (78,325,719)     (35,383,139)       (103,054)        (25,060)
                                                                     -------------    -------------    ------------    ------------
    From capital share transactions:
      Proceeds from shares sold                                         99,350,290       86,354,528       6,731,828       7,454,198
      Payments for shares redeemed                                     (80,596,995)     (62,546,779)     (4,758,841)     (6,897,361)
      Reinvested dividends                                              71,624,059       34,110,706         102,795          25,025
                                                                     -------------    -------------    ------------    ------------
            Net increase in net assets
              from capital share transactions                           90,377,354       57,918,455       2,075,782         581,862
                                                                     -------------    -------------    ------------    ------------
      Net increase in net assets                                        48,909,912       89,795,380       3,382,323       3,116,733

Net assets at beginning of period                                      572,150,236      482,354,856      35,272,746      32,156,013
                                                                     -------------    -------------    ------------    ------------
NET ASSETS AT END OF PERIOD**                                        $ 621,060,148    $ 572,150,236    $ 38,655,069    $ 35,272,746
                                                                     =============    =============    ============    ============
CAPITAL TRANSACTIONS IN SHARES:
    Sold                                                                 6,946,665        5,889,696         617,954         727,743
    Redeemed                                                            (5,611,427)      (4,265,461)       (439,002)       (647,428)
    Reinvested dividends                                                 5,309,419        2,372,436           9,607           2,541
                                                                     -------------    -------------    ------------    ------------
        Net increase in capital share transactions                       6,644,657        3,996,671         188,559          82,856
                                                                     =============    =============    ============    ============

** Net assets at April 30, 1997 and October 31, 1996, respectively, include undistributed net investment income (loss) of $1,028,863 and $2,241,575 for Fremont Global Fund, $(26,369) and $-- for Fremont International Growth Fund, $60,136 and $27,143 for Fremont International Small Cap Fund, $55,323 and $7,385 for Fremont Emerging Markets Fund, $(505,219) and $-- for Fremont U.S. Micro-Cap Fund, and $456,763 and $110,727 for Fremont Growth Fund.

 #    Period from June 24, 1996 (commencement of operations) to October 31,
      1996.


50 The accompanying notes are an integral part of these financial statements.

  INTERNATIONAL SMALL CAP             EMERGING MARKETS                   U.S MICRO-CAP                          GROWTH
           FUND                             FUND                              FUND                               FUND
---------------------------     ---------------------------     -------------------------------     ------------------------------
 SIX MONTHS          YEAR        SIX MONTHS       PERIOD          SIX MONTHS            YEAR         SIX MONTHS            YEAR
    ENDED           ENDED          ENDED           ENDED            ENDED              ENDED            ENDED             ENDED
  4/30/97         10/31/96        4/30/97        10/31/96#         4/30/97           10/31/96          4/30/97          10/31/96
-----------     -----------     -----------     -----------     -------------     -------------     -------------     ------------
$    82,757     $   102,521     $    71,712     $    38,637     $    (505,219)    $    (232,999)    $     809,103     $    510,822

    432,290         272,776         103,053         (84,620)        1,577,289         5,347,629         3,694,333       17,602,434
     (2,851)        (72,383)         (2,959)         (5,125)               --                --                --               --
   (727,042)        328,876         585,271         (43,840)       (7,332,078)         (512,157)        5,053,002       (4,559,067)

     (2,806)          1,815          (1,341)             11                --                --                --               --
-----------     -----------     -----------     -----------     -------------     -------------     -------------     ------------
   (217,652)        633,605         755,736         (94,937)       (6,260,008)        4,602,473         9,556,438       13,554,189
-----------     -----------     -----------     -----------     -------------     -------------     -------------     ------------

    (49,764)        (36,496)        (23,774)        (26,116)               --                --          (463,067)        (409,404)
   (226,667)             --              --              --        (5,143,923)         (323,213)      (17,563,577)      (3,508,522)
-----------     -----------     -----------     -----------     -------------     -------------     -------------     ------------
   (276,431)        (36,496)        (23,774)        (26,116)       (5,143,923)         (323,213)      (18,026,644)      (3,917,926)
-----------     -----------     -----------     -----------     -------------     -------------     -------------     ------------

  2,132,103       5,840,661       6,283,483       3,982,064       249,831,889       162,319,610        62,075,349       31,461,523
 (1,645,805)     (1,489,319)     (2,384,950)       (115,175)     (207,555,504)      (72,224,013)      (34,116,682)     (25,982,666)
    253,933          20,865          23,578          25,913         4,628,259           313,977        17,958,154        3,876,573
-----------     -----------     -----------     -----------     -------------     -------------     -------------     ------------

    740,231       4,372,207       3,922,111       3,892,802        46,904,644        90,409,574        45,916,821        9,355,430
-----------     -----------     -----------     -----------     -------------     -------------     -------------     ------------
    246,148       4,969,316       4,654,073       3,771,749        35,500,713        94,688,834        37,446,615       18,991,693

  9,214,175       4,244,859       3,771,749              --       102,480,951         7,792,117        78,624,112       59,632,419
                -----------     -----------     -----------     -------------     -------------     -------------     ------------
$ 9,460,323     $ 9,214,175     $ 8,425,822     $ 3,771,749     $ 137,981,664     $ 102,480,951     $ 116,070,727     $ 78,624,112
===========     ===========     ===========     ===========     =============     =============     =============     ============


    212,005         583,448         581,870         401,191        11,633,349         8,424,985         4,517,984        2,313,441
   (163,890)       (149,348)       (219,499)        (11,901)       (9,778,993)       (3,767,440)       (2,546,748)      (1,944,975)
     25,991           2,288           2,461           2,631           223,695            20,793         1,438,955          301,367
-----------     -----------     -----------     -----------     -------------     -------------     -------------     ------------
     74,106         436,388         364,832         391,921         2,078,051         4,678,338         3,410,191          669,833
===========     ===========     ===========     ===========     =============     =============     =============     ============

                           FREMONT MUTUAL FUNDS, INC.
                           April 30, 1997 (Unaudited)

STATEMENT OF CHANGES IN NET ASSETS


                                                                               BOND                          MONEY MARKET
                                                                               FUND                              FUND
                                                                     ----------------------------    ------------------------------
                                                                      SIX MONTHS          YEAR        SIX MONTHS            YEAR
                                                                         ENDED           ENDED           ENDED             ENDED
                                                                        4/30/97        10/31/96         4/30/97          10/31/96
                                                                     ------------    ------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
    From operations:
      Net investment income                                          $  2,345,527    $  5,389,594    $   9,685,176    $  15,629,237
      Net realized gain (loss) from investments
        and transactions in written options                               786,234        (216,232)              --               --
      Net realized gain from foreign currency transactions                247,715          96,978               --               --
      Net unrealized appreciation (depreciation) on investments        (1,653,408)        276,789               --               --
      Net unrealized appreciation (depreciation) on translation of
        assets and liabilities in foreign currencies                     (107,274)        170,440               --               --
                                                                     ------------    ------------    -------------    -------------
            Net increase in net assets from operations                  1,618,794       5,717,569        9,685,176       15,629,237
                                                                     ------------    ------------    -------------    -------------
    Distributions to shareholders from:
      Net investment income                                            (2,502,030)     (5,647,913)      (9,685,176)     (15,629,237)
      Net realized gains                                                       --      (1,968,201)              --               --
                                                                     ------------    ------------    -------------    -------------
            Total distributions to shareholders                        (2,502,030)     (7,616,114)      (9,685,176)     (15,629,237)
                                                                     ------------    ------------    -------------    -------------
    From capital share transactions:
      Proceeds from shares sold                                        15,102,821      17,733,366      389,730,010      308,476,828
      Payments for shares redeemed                                    (12,111,125)    (39,028,358)    (298,867,194)    (293,545,954)
      Reinvested dividends                                              2,414,517       7,427,929        9,544,958       15,409,433
                                                                     ------------    ------------    -------------    -------------
            Net increase (decrease) in net assets
              from capital share transactions                           5,406,213     (13,867,063)     100,407,774       30,340,307
                                                                     ------------    ------------    -------------    -------------
      Net increase (decrease) in net assets                             4,522,977     (15,765,608)     100,407,774       30,340,307

Net assets at beginning of period                                      70,577,063      86,342,671      329,651,919      299,311,612
                                                                     ------------    ------------    -------------    -------------
NET ASSETS AT END OF PERIOD**                                        $ 75,100,040    $ 70,577,063    $ 430,059,693    $ 329,651,919
                                                                     ============    ============    =============    =============
CAPITAL TRANSACTIONS IN SHARES:
    Sold                                                                1,524,501       1,778,229      389,730,010      308,476,828
    Redeemed                                                           (1,222,568)     (3,985,015)    (298,867,194)    (293,545,954)
    Reinvested dividends                                                  243,608         747,888        9,544,958       15,409,433
                                                                     ------------    ------------    -------------    -------------
        Net increase (decrease) in capital share transactions             545,541      (1,458,898)     100,407,774       30,340,307
                                                                     ============    ============    =============    =============

** For Fremont Bond Fund, net assets at April 30, 1997 and October 31, 1996, include undistributed net investment income (loss) of $(153,856) and $2,647, respectively. There was no undistributed net investment income for Fremont Money Market Fund or Fremont California Intermediate Tax-Free Fund at April 30, 1997, nor at October 31, 1996.

52 The accompanying notes are an integral part of these financial statements.

          CALIFORNIA
    INTERMEDIATE TAX-FREE
             FUND
-----------------------------
 SIX MONTHS           YEAR
    ENDED            ENDED
   4/30/97         10/31/96
------------     ------------
$  1,405,483     $  2,476,355

      18,307           44,827
============     ============
    (630,280)        (192,443)

          --               --
------------     ------------
     793,510        2,328,739
------------     ------------

  (1,405,483)      (2,476,355)
     (44,827)        (119,954)
------------     ------------
  (1,450,310)      (2,596,309)
------------     ------------

  13,600,238        2,285,491
  (4,633,516)      (3,402,568)
   1,278,098        2,227,490
------------     ------------

  10,244,820        1,110,413
============     ============
   9,588,020          842,843

  51,156,044       50,313,201
------------     ------------
$ 60,744,064     $ 51,156,044
============     ============


   1,252,227          210,037
    (426,717)        (315,379)
     118,388          206,265
------------     ------------
     943,898          100,923
============     ============

                           FREMONT MUTUAL FUNDS, INC.
                      Financial Highlights - April 30, 1997

GLOBAL FUND

                                                            (UNAUDITED)                                        YEAR ENDED OCTOBER 31
                                                         SIX MONTHS ENDED      -----------------------------------------------------
                                                          APRIL 30, 1997            1996               1995             1994
                                                         ----------------      -------------      -------------    -------------
SELECTED PER SHARE DATA
for one share outstanding during the period
    NET ASSET VALUE, BEGINNING OF PERIOD                   $       15.11       $       14.24      $       13.13    $       13.17
                                                           -------------       -------------      -------------    -------------
    INCOME FROM INVESTMENT OPERATIONS
        Net investment income                                        .25                 .39                .40              .26
        Net realized and unrealized gain (loss)                      .63                1.49               1.24             (.03)
                                                           -------------       -------------      -------------    -------------
            Total investment operations                              .88                1.88               1.64              .23
                                                           -------------       -------------      -------------    -------------
    LESS DISTRIBUTIONS
        From net investment income                                  (.23)               (.44)              (.50)            (.14)
        From net realized gains                                    (1.81)               (.57)              (.03)            (.13)
        Return of capital                                             --                  --                 --               --
            Total distributions                                    (2.04)              (1.01)              (.53)            (.27)
                                                           -------------       -------------      -------------    -------------
    NET ASSET VALUE, END OF PERIOD                         $       13.95       $       15.11      $       14.24    $       13.13
                                                           =============       =============      =============    =============
TOTAL RETURN                                                        6.37%              13.72%             12.78%            1.74%
RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (000s omitted)               $     621,060       $     572,150      $     482,355    $     453,623
    Ratio of expenses to average net assets                          .85%*               .87%               .88%             .95%
    Ratio of net investment income to average net asset             2.74%*              2.66%              2.98%            2.47%
    Portfolio turnover rate                                           44%*                71%                83%              52%
    Average commission rate paid                           $       .0201       $       .0238                 --               --

*Annualized

                                                             YEAR ENDED OCTOBER 31
                                                         ------------------------------
                                                              1993             1992
                                                         -------------    -------------
SELECTED PER SHARE DATA
for one share outstanding during the period
    NET ASSET VALUE, BEGINNING OF PERIOD                 $       11.52    $       11.25
                                                         -------------    -------------
    INCOME FROM INVESTMENT OPERATIONS
        Net investment income                                      .32              .39
        Net realized and unrealized gain (loss)                   1.67              .40
                                                         -------------    -------------
            Total investment operations                           1.99              .79
                                                         -------------    -------------
    LESS DISTRIBUTIONS
        From net investment income                                (.26)            (.40)
        From net realized gains                                   (.08)            (.11)
        Return of capital                                           --             (.01)
            Total distributions                                   (.34)            (.52)
                                                         -------------    -------------
    NET ASSET VALUE, END OF PERIOD                       $       13.17    $       11.52
                                                         =============    =============
TOTAL RETURN                                                     17.51%            7.10%
RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (000s omitted)             $     186,325    $     101,839
    Ratio of expenses to average net assets                        .99%            1.09%
    Ratio of net investment income to average net asset           2.89%            3.41%
    Portfolio turnover rate                                         40%              50%
    Average commission rate paid                                    --               --

*Annualized

INTERNATIONAL GROWTH FUND

                                                                        (UNAUDITED)      YEAR ENDED OCTOBER 31       PERIOD FROM
                                                                     SIX MONTHS ENDED    ---------------------     MARCH 1, 1994 TO
                                                                      APRIL 30, 1997       1996          1995      OCTOBER 31, 1994
                                                                     ----------------    -------       -------     ----------------
SELECTED PER SHARE DATA
for one share outstanding during the period
    NET ASSET VALUE, BEGINNING OF PERIOD                                 $  10.40        $  9.72       $  9.79          $  9.57
                                                                         --------        -------       -------          -------
    INCOME FROM INVESTMENT OPERATIONS
        Net investment income                                                (.01)          (.02)          .10              .02
        Net realized and unrealized gain (loss)                               .44            .71          (.09)             .20
                                                                         --------        -------       -------          -------
            Total investment operations                                       .43            .69           .01              .22
                                                                         --------        -------       -------          -------
    LESS DISTRIBUTIONS
        From net investment income                                             --           (.01)         (.08)              --
        From net realized gains                                              (.03)            --            --               --
                                                                         --------        -------       -------          -------
            Total distributions                                              (.03)          (.01)         (.08)              --
                                                                         --------        -------       -------          -------
    NET ASSET VALUE, END OF PERIOD                                       $  10.80        $ 10.40       $  9.72          $  9.79
                                                                         ========        =======       =======          =======
TOTAL RETURN                                                                 4.14%          7.07%         0.13%            2.30%
RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (000s omitted)                             $ 38,655        $35,273       $32,156          $29,725
    Ratio of expenses to average net assets                                  1.50%*         1.50%         1.50%            1.50%*
    Ratio of net investment income (loss) to average net assets             -0.14%*        -0.20%         1.19%             .35%*
    Portfolio turnover rate                                                   106%*           74%           32%              44%*
    Average commission rate paid                                         $  .0282        $ .0150            --               --

*Annualized


54 The accompanying notes are an integral part of these financial statements.

                           FREMONT MUTUAL FUNDS, INC.
                      Financial Highlights - April 30, 1997

INTERNATIONAL SMALL CAP FUND

                                                                         (UNAUDITED)         YEAR ENDED OCTOBER 31
                                                                      SIX MONTHS ENDED    ---------------------------
                                                                       APRIL 30, 1997         1996           1995
                                                                      ----------------    -----------     -----------
SELECTED PER SHARE DATA
for one share outstanding during the period
    NET ASSET VALUE, BEGINNING OF PERIOD                                 $     10.15      $      9.00     $      9.86
                                                                         -----------      -----------     -----------
    INCOME FROM INVESTMENT OPERATIONS
        Net investment income (loss)(a)                                          .08              .14             .10
        Net realized and unrealized gain (loss)                                 (.31)            1.08            (.88)
                                                                         -----------      -----------     -----------
            Total investment operations                                         (.23)            1.22            (.78)
                                                                         -----------      -----------     -----------
    LESS DISTRIBUTIONS
        From net investment income                                              (.05)            (.07)           (.08)
        From net realized gains                                                 (.24)              --              --
                                                                         -----------      -----------     -----------
            Total distributions                                                 (.29)            (.07)           (.08)
                                                                         -----------      -----------     -----------
    NET ASSET VALUE, END OF PERIOD                                       $      9.63      $     10.15     $      9.00
                                                                         ===========      ===========     ===========
TOTAL RETURN#                                                                  -2.28%           13.69%          -7.96%
RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (000s omitted)                             $     9,460      $     9,214     $     4,245
    Ratio of expenses to average net assets(a)                                  1.50%*           1.81%           2.06%
    Ratio of net investment income (loss) to average net assets(a)              1.73%*           1.61%           1.67%
    Portfolio turnover rate                                                       78%*             74%             96%
    Average commission rate paid                                         $     .0003      $     .0003              --

                                                                         PERIOD FROM
                                                                      JUNE 30, 1994 TO
                                                                      OCTOBER 31, 1994
                                                                      ----------------
SELECTED PER SHARE DATA
for one share outstanding during the period
    NET ASSET VALUE, BEGINNING OF PERIOD                                 $     10.00
                                                                         -----------
    INCOME FROM INVESTMENT OPERATIONS
        Net investment income (loss)(a)                                         (.01)
        Net realized and unrealized gain (loss)                                 (.13)
                                                                         -----------
            Total investment operations                                         (.14)
                                                                         -----------
    LESS DISTRIBUTIONS
        From net investment income                                                --
        From net realized gains                                                   --
                                                                         -----------
            Total distributions                                                   --
                                                                         -----------
    NET ASSET VALUE, END OF PERIOD                                       $      9.86
                                                                         ===========
TOTAL RETURN#                                                                  -1.40%
RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (000s omitted)                             $     1,768
    Ratio of expenses to average net assets(a)                                  2.50%*
    Ratio of net investment income (loss) to average net assets(a)             -0.28%*
    Portfolio turnover rate                                                       --
    Average commission rate paid                                                  --

*     Annualized

(a) Management fees were voluntarily waived from February 1, 1995 to October 31, 1996. If fees had been charged fully, net investment income (loss) per share, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets would have been $.08, 2.50% and 0.92%, respectively, for the year ended October 31, 1996, and $.07, 2.50% and 1.23%, respectively, for the year ended October 31, 1995.

#     Total return would have been lower had the advisor not waived expenses.

EMERGING MARKETS FUND

                                                                     (UNAUDITED)             PERIOD FROM
                                                                  SIX MONTHS ENDED        JUNE 24, 1996 TO
                                                                   APRIL 30, 1997         OCTOBER 31, 1996
                                                                  ----------------        ----------------
SELECTED PER SHARE DATA
for one share outstanding during the period
    NET ASSET VALUE, BEGINNING OF PERIOD                             $      9.62             $     10.00
                                                                     -----------             -----------
    INCOME FROM INVESTMENT OPERATIONS
        Net investment income(a)                                             .15                     .10
        Net realized and unrealized gain (loss)                             1.42                    (.41)
                                                                     -----------             -----------
            Total investment operations                                     1.57                    (.31)
                                                                     -----------             -----------
    LESS DISTRIBUTIONS
        From net investment income                                          (.06)                   (.07)
        From net realized gains                                               --                      --
                                                                     -----------             -----------
            Total distributions                                             (.06)                   (.07)
                                                                     -----------             -----------
    NET ASSET VALUE, END OF PERIOD                                   $     11.13             $      9.62
                                                                     ===========             ===========
TOTAL RETURN#                                                              16.42%                  -3.12%
RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (000s omitted)                         $     8,426             $     3,772
    Ratio of expenses to average net assets(a)                              0.00%*                  0.00%*
    Ratio of net investment income to average net assets(a)                 2.55%*                  3.32%*
    Portfolio turnover rate                                                  107%*                    20%*
    Average commission rate paid                                     $     .0066             $     .0063

*     Annualized

(a) Management fees and all other expenses have been voluntarily waived or reimbursed from June 24, 1996 onwards. If fees had been charged fully, net investment income (loss) per share, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets would have been -$.05, 3.44% and -.89%, respectively, for six months ended April 30, 1997, and -$.05, 4.95% and -1.63%, respectively, for the period ended October 31, 1996.

# Total return would have been lower had the advisor not waived or reimbursed expenses.


The accompanying notes are an integral part of these financial statements.    55

                           FREMONT MUTUAL FUNDS, INC.
                      Financial Highlights - April 30, 1997

U.S. MICRO-CAP FUND

                                                                        (UNAUDITED)       YEAR ENDED OCTOBER 31      PERIOD FROM
                                                                      SIX MONTHS ENDED    ---------------------   JUNE 30, 1994 TO
                                                                       APRIL 30, 1997       1996         1995     OCTOBER 31, 1994
                                                                      ----------------    --------     -------    ----------------
SELECTED PER SHARE DATA
for one share outstanding during the period
    NET ASSET VALUE, BEGINNING OF PERIOD                                $       19.63     $  14.34     $ 10.34      $       10.00
                                                                        -------------     --------     -------      -------------
    INCOME FROM INVESTMENT OPERATIONS
        Net investment income (loss)(a)                                          (.07)        (.04)       (.05)               .02
        Net realized and unrealized gain                                          .26         5.83        4.05                .34
                                                                        -------------     --------     -------      -------------
            Total investment operations                                           .19         5.79        4.00                .36
                                                                        -------------     --------     -------      -------------
    LESS DISTRIBUTIONS
        From net investment income                                                 --           --          --               (.02)
        From net realized gains                                                  (.92)        (.50)         --                 --
                                                                        -------------     --------     -------      -------------
            Total distributions                                                  (.92)        (.50)         --               (.02)
                                                                        -------------     --------     -------      -------------
    NET ASSET VALUE, END OF PERIOD                                      $       18.90     $  19.63     $ 14.34      $       10.34
                                                                        =============     ========     =======      =============
TOTAL RETURN#                                                                    0.55%       41.46%      38.68%              3.60%
RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (000s omitted)                            $     137,982     $102,481     $ 7,792      $       2,052
    Ratio of expenses to average net assets(a)                                   1.88%*       1.96%       2.04%              2.50%*
    Ratio of net investment income (loss) to average net assets(a)              -0.67%*      -0.51%      -0.67%              0.68%*
    Portfolio turnover rate                                                        94%*         81%        144%               129%
    Average commission rate paid                                        $       .0516     $  .0541          --                 --

*     Annualized

(a) Management fees have been voluntarily waived from February 1, 1995 onwards. If fees had been charged fully, net investment income (loss) per share, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets would have been -$.07, 1.92% and -.71%, respectively, for the six months ended April 30, 1997; -$.06, 2.22% and -.77%, respectively, for the year ended October 31, 1996, and -$.08, 2.50% and -1.13%, respectively, for the year ended October 31, 1995.

#     Total return would have been lower had the advisor not waived expenses.

GROWTH FUND

                                                               (UNAUDITED)                    YEAR ENDED OCTOBER 31
                                                             SIX MONTHS ENDED      ---------------------------------------
                                                              APRIL 30, 1997         1996        1995      1994      1993
                                                             -----------------     -------     -------   -------   -------
SELECTED PER SHARE DATA
for one share outstanding during the period
    NET ASSET VALUE, BEGINNING OF PERIOD                       $       15.02       $ 13.06     $ 10.46   $ 11.25   $ 10.08
                                                               -------------       -------     -------   -------   -------
    INCOME FROM INVESTMENT OPERATIONS
        Net investment income(a)                                         .11           .10         .13       .21       .13
        Net realized and unrealized gain (loss)                         1.33          2.65        2.74      (.02)     1.16
                                                               -------------       -------     -------   -------   -------
            Total investment operations                                 1.44          2.75        2.87       .19      1.29
                                                               -------------       -------     -------   -------   -------
    LESS DISTRIBUTIONS
        From net investment income                                      (.08)         (.08)       (.17)     (.18)     (.12)
        From net realized gains                                        (2.95)         (.71)       (.10)     (.80)       --
                                                               -------------       -------     -------   -------   -------
            Total distributions                                        (3.03)         (.79)       (.27)     (.98)     (.12)
                                                               -------------       -------     -------   -------   -------
    NET ASSET VALUE, END OF PERIOD                             $       13.43       $ 15.02     $ 13.06   $ 10.46   $ 11.25
                                                               =============       =======     =======   =======   =======
TOTAL RETURN#                                                          11.13%        22.06%      28.12%     1.72%    12.80%
RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (000s omitted)                   $     116,071       $78,624     $59,632   $27,244   $42,306
    Ratio of expenses to average net assets(a)                           .81%*         .92%        .97%      .94%      .87%
    Ratio of net investment income to average net assets(a)             1.59%*         .75%       1.02%     1.31%     1.19%
    Portfolio turnover rate                                               62%*         129%        108%       55%       44%
    Average commission rate paid                               $       .0443       $ .0429          --        --        --

                                                                 PERIOD FROM
                                                             AUGUST 14, 1992 TO
                                                              OCTOBER 31, 1992
                                                             ------------------
SELECTED PER SHARE DATA
for one share outstanding during the period
    NET ASSET VALUE, BEGINNING OF PERIOD                       $        9.92
                                                               -------------
    INCOME FROM INVESTMENT OPERATIONS
        Net investment income(a)                                         .02
        Net realized and unrealized gain (loss)                          .18
                                                               -------------
            Total investment operations                                  .20
                                                               -------------
    LESS DISTRIBUTIONS
        From net investment income                                      (.04)
        From net realized gains                                           --
                                                               -------------
            Total distributions                                         (.04)
                                                               -------------
    NET ASSET VALUE, END OF PERIOD                             $       10.08
                                                               =============
TOTAL RETURN#                                                           2.00%
RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (000s omitted)                   $      32,388
    Ratio of expenses to average net assets(a)                           .94%*
    Ratio of net investment income to average net assets(a)             1.08%*
    Portfolio turnover rate                                               49%*
    Average commission rate paid                                          --

*     Annualized

(a) Management and other expenses charged since the Fund's inception have been phased-in over time. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets, and ratio of net investment income to average net assets would have been $.12, 1.01% and .98%, respectively, for the year ended October 31, 1995; $.19, 1.08% and 1.17%, respectively, for the year ended October 31, 1994; $.11, 1.02% and 1.04%, respectively, for the year ended October 31, 1993; and $.02, 1.18% and 0.84%, respectively, for the period ended October 31, 1992.

#     Total return would have been lower had the advisor not waived expenses.


56 The accompanying notes are an integral part of these financial statements.

                           FREMONT MUTUAL FUNDS, INC.
                      Financial Highlights - April 30, 1997

BOND FUND

                                                              (UNAUDITED)             YEAR ENDED OCTOBER 31         PERIOD FROM
                                                            SIX MONTHS ENDED    -------------------------------  APRIL 30, 1993 TO
                                                             APRIL 30, 1997       1996        1995        1994    OCTOBER 31, 1993
                                                            ----------------    -------     -------     -------  -----------------
SELECTED PER SHARE DATA
for one share outstanding during the period
    NET ASSET VALUE, BEGINNING OF PERIOD                       $     9.99       $ 10.13     $  9.29     $ 10.27      $    10.04
                                                               ----------       -------     -------     -------      ----------
    INCOME FROM INVESTMENT OPERATIONS
        Net investment income(a)                                      .32           .67         .65         .53             .27
        Net realized and unrealized gain (loss)                      (.10)          .11         .83        (.98)            .24
                                                               ----------       -------     -------     -------      ----------
            Total investment operations                               .22           .78        1.48        (.45)            .51
                                                               ----------       -------     -------     -------      ----------
    LESS DISTRIBUTIONS
        From net investment income                                   (.34)         (.70)       (.64)       (.53)           (.27)
        From net realized gains                                        --          (.22)         --          --            (.01)
                                                               ----------       -------     -------     -------      ----------
            Total distributions                                      (.34)         (.92)       (.64)       (.53)           (.28)
                                                               ----------       -------     -------     -------      ----------
    NET ASSET VALUE, END OF PERIOD                             $     9.87       $  9.99     $ 10.13     $  9.29      $    10.27
                                                               ==========       =======     =======     =======      ==========
TOTAL RETURN#                                                        2.26%         8.18%      16.49%      -4.42%           5.15%
RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (000s omitted)                   $   75,100       $70,577     $86,343     $64,244      $   11,738
    Ratio of expenses to average net assets(a)                        .64%*         .68%        .60%        .66%            .50%*
    Ratio of net investment income to average net assets(a)          6.54%*        6.82%       6.69%       5.76%           5.35%*
    Portfolio turnover rate                                           152%*         154%         21%        205%             13%*

*     Annualized

(a) Management and other expenses charged since the Fund's inception have been phased in over time. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets and ratio of net investment income to average net assets would have been $.31, .79% and 6.39%, respectively, for the six months ended April 30, 1997; $.66, .83% and 6.67%, respectively, for the year ended October 31, 1996; $.64, .75% and 6.54%, respectively, for the year ended October 31, 1995; $.50, 1.04% and 5.38%, respectively, for the year ended October 31, 1994; and $.23, 1.23% and 4.62%, respectively, for the period ended October 31, 1993.

#     Total return would have been lower had the advisor not waived expenses.

MONEY MARKET FUND

                                                           (UNAUDITED)                       YEAR ENDED OCTOBER 31
                                                         SIX MONTHS ENDED   -----------------------------------------------------
                                                          APRIL 30, 1997       1996       1995        1994        1993      1992
                                                         ----------------   --------    --------    --------    -------   -------
SELECTED PER SHARE DATA
for one share outstanding during the period
    NET ASSET VALUE, BEGINNING OF PERIOD                    $      1.00     $   1.00    $   1.00    $   1.00    $  1.00   $  1.00
                                                            -----------     --------    --------    --------    -------   -------
    INCOME FROM INVESTMENT OPERATIONS
        Net investment income(a)                                    .03          .05         .06         .03        .03       .04
                                                            -----------     --------    --------    --------    -------   -------
            Total investment operations                             .03          .05         .06         .03        .03       .04
                                                            -----------     --------    --------    --------    -------   -------
    LESS DISTRIBUTIONS
        From net investment income                                 (.03)        (.05)       (.06)       (.03)      (.03)     (.04)
                                                            -----------     --------    --------    --------    -------   -------
            Total distributions                                    (.03)        (.05)       (.06)       (.03)      (.03)     (.04)
                                                            -----------     --------    --------    --------    -------   -------
    NET ASSET VALUE, END OF PERIOD                          $      1.00     $   1.00    $   1.00    $   1.00    $  1.00   $  1.00
                                                            ===========     ========    ========    ========    =======   =======
TOTAL RETURN#                                                      2.60%        5.34%       5.84%       3.49%      2.66%     3.73%
RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (000s omitted)                $   430,060     $329,652    $299,312    $224,439    $24,207   $31,832
    Ratio of expenses to average net assets(a)                      .29%*        .31%        .30%        .46%       .67%      .70%
    Ratio of net investment income to average net assets           5.19%*       5.22%       5.70%       4.02%      2.62%     3.70%

*     Annualized

(a) Administrative fees have been voluntarily waived from April 1, 1990 onwards. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets and ratio of net investment income to average net assets would have been $.03, .44% and 5.04%, respectively, for the six months ended April 30, 1997; $.05, .46% and 5.07%, respectively, for the year ended October 31, 1996; $.06, .45% and 5.55%, respectively, for the year ended October 31, 1995; $.03, .61% and 3.87%, respectively, for the year ended October 31, 1994; $.03, .82% and 2.47%, respectively, for the year ended October 31, 1993; $.04, .85% and 3.55%, respectively, for the year ended October 31, 1992.

#     Total return would have been lower had the advisor not waived expenses.


The accompanying notes are an integral part of these financial statements.    57

                           FREMONT MUTUAL FUNDS, INC.
                      Financial Highlights - April 30, 1997

CALIFORNIA INTERMEDIATE TAX-FREE FUND

                                                              (UNAUDITED)                     YEAR ENDED OCTOBER 31
                                                            SIX MONTHS ENDED   ---------------------------------------------------
                                                             APRIL 30, 1997      1996       1995       1994       1993       1992
                                                            ----------------   -------    -------    -------    -------    -------
SELECTED PER SHARE DATA
for one share outstanding during the period
    NET ASSET VALUE, BEGINNING OF PERIOD                       $    10.80      $ 10.86    $ 10.13    $ 11.10    $ 10.55    $ 10.39
                                                               ----------      -------    -------    -------    -------    -------
    INCOME FROM INVESTMENT OPERATIONS
        Net investment income(a)                                      .26          .52        .53        .53        .55        .57
        Net realized and unrealized gain (loss)                      (.09)        (.03)       .73       (.97)       .62        .19
                                                               ----------      -------    -------    -------    -------    -------
            Total investment operations                               .17          .49       1.26       (.44)      1.17        .76
                                                               ----------      -------    -------    -------    -------    -------
    LESS DISTRIBUTIONS
        From net investment income                                   (.26)        (.52)      (.53)      (.53)      (.55)      (.57)
        From net realized gains                                      (.01)        (.03)        --         --       (.07)      (.03)
                                                               ----------      -------    -------    -------    -------    -------
            Total distributions                                      (.27)        (.55)      (.53)      (.53)      (.62)      (.60)
                                                               ----------      -------    -------    -------    -------    -------
    NET ASSET VALUE, END OF PERIOD                             $    10.70      $ 10.80    $ 10.86    $ 10.13    $ 11.10    $ 10.55
                                                               ==========      =======    =======    =======    =======    =======
TOTAL RETURN#                                                        1.52%        4.63%     12.77%     -3.94%     11.37%      7.37%
RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (000s omitted)                   $   60,744      $51,156    $50,313    $58,305    $59,716    $44,305
    Ratio of expenses to average net assets(a)                        .49%*        .51%       .50%       .51%       .50%       .54%
    Ratio of net investment income to average net assets(a)          4.78%*       4.86%      5.08%      4.94%      5.05%      5.38%
    Portfolio turnover rate                                             2%*          6%        18%        21%        26%        18%

*     Annualized

(a) Management and other expenses charged since the Fund's inception have been phased-in over time. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets, and ratio of net investment income to average net assets would have been $.25, .69% and 4.58%, respectively, for the six months ended April 30, 1997; $.50, .73% and 4.64%, respectively, for the year ended October 31, 1996; $.51, .72% and 4.86%, respectively, for the year ended October 31, 1995; $.51, .71% and 4.74%, respectively, for the year ended October 31, 1994; $.53, .71% and 4.84%, respectively, for the year ended October 31, 1993; and $.54, .83% and 5.09%, respectively, for the year ended October 31, 1992.

#     Total return would have been lower had the advisor not waived expenses.


58 The accompanying notes are an integral part of these financial statements.

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 1997 (Unaudited)


1.      SIGNIFICANT ACCOUNTING POLICIES

         Fremont Mutual Funds, Inc. (the Corporation) is an open-end, diversified investment company authorized to issue ten billion shares of $.0001 par value capital stock. These shares are currently offered in nine series:

        -   the FREMONT GLOBAL FUND
        -   the FREMONT INTERNATIONAL GROWTH FUND
        -   the FREMONT INTERNATIONAL SMALL CAP FUND
        -   the FREMONT EMERGING MARKETS FUND
        -   the FREMONT U.S. MICRO-CAP FUND
        -   the FREMONT GROWTH FUND
        -   the FREMONT BOND FUND
        -   the FREMONT MONEY MARKET FUND
        -   the FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
            (the Fremont California Intermediate Tax-Free Fund is available only to residents of Arizona, California, Colorado, Nevada, New Mexico, Oregon, Texas, Utah and Washington)

        Each of the Funds maintains a totally separate investment portfolio. Significant accounting policies followed by the Funds are summarized below. The policies are in conformity with generally accepted accounting principles for investment companies.

        A.     SECURITY VALUATION

               Investments, including options, are stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices or at fair value as determined by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges or the most recent price available where no closing value is available.

               Securities in the Fremont Money Market Fund have a remaining maturity of not more than 397 days and its entire portfolio has a weighted average maturity of not more than 90 days. As such, all of the Fund's securities are valued at amortized cost, which approximates value. If the Fund's portfolio had a remaining weighted average maturity of greater than 90 days the portfolio would be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the bid and asked prices.

        B.     SECURITY TRANSACTIONS
               Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

        C.     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS
               Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities in the Fremont Global Fund, the Fremont International Growth Fund, the Fremont International Small Cap Fund and the Fremont Emerging Markets Fund are recorded when the Fund is informed of the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized as required by the Internal Revenue Code. Distributions to shareholders are recorded on the ex-dividend date. The Corporation accounts for the assets of each Fund separately and allocates general expenses of the Corporation to each Fund based upon the relative net assets of each Fund or the nature of the services performed and their applicability to each Fund.

        D.     INCOME TAXES
               The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders. Therefore, no income tax provision is required. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code and distributes taxable income and net realized gains, if any, in accordance with schedules described in their respective Prospectuses. The portfolio of Fremont California Intermediate Tax-Free Fund is composed solely of issues that qualify for tax-exempt status for both Federal and State of California income tax purposes.

               Income dividends and capital gain distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are generally referred to as "book/tax" differences and are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sale rules, classification of gains/losses related to paydowns and certain futures and options transactions.

               Permanent book/tax differences causing payments to shareholders of income dividends which are in excess of the net investment income reported in the financial statements will result in reclassification of such excess to paid in capital from undistributed net investment income. Temporary book/tax differences, which will reverse in subsequent periods, will not be reclassified and will remain in undistributed net investment income. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

               For Federal income tax purposes, certain funds have capital loss carryovers at October 31, 1996. Capital loss carryovers result when a fund has net capital losses during a tax year. These are carried over to subsequent years and may reduce distributions of realized gains

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 1997 (Unaudited)


               in those years. Unused capital loss carryovers expire in eight years. The following funds have capital loss carryovers at October 31, 1996 which expire in the years indicated.

         FUND                       AMOUNT                      EXPIRES IN
         ----                       ------                      ----------
         Emerging Markets         $ 84,620                         2004
         Bond                      242,923                         2004

               Until such capital loss carryovers are offset or expire, it is unlikely that the Board of Directors will authorize a distribution of any net realized gains.

        E.     ACCOUNTING ESTIMATES
               The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

        F.     FOREIGN CURRENCY TRANSLATION

               The market values of foreign securities, currency holdings, and other assets and liabilities of the Fremont Global Fund, the Fremont International Growth Fund, the Fremont International Small Cap Fund, the Fremont Emerging Markets Fund and the Fremont Bond Fund are translated to U.S. dollars based on the daily exchange rates. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred.

               For those Funds which are allowed by the terms of their respective prospectuses to invest in securities and other transactions denominated in foreign currencies, currency gain
               (loss) will occur when such securities and transactions are translated into U.S. dollars.

               Certain transactions which result in realized currency gain
               (loss) are reported on the Statements of Operations as Net Realized Gain (Loss) from Foreign Currency Transactions. These are: currency gain (loss) from the sale or maturity of forward currency contracts and from the disposition of foreign currency; and the realization of currency fluctuations between trade and settlement dates on security transactions and between accrual and receipt dates on net investment income.

               Realized currency gain (loss) from the sale, maturity or disposition of foreign securities is not separately reported from the economic or market component of the gain (loss) and is included under the caption Net Realized Gain (Loss) from Investments. Activity related to foreign currency futures and options on foreign currency is, likewise, reported under this heading, as these instruments are used to hedge the foreign currency risks associated with investing in foreign securities. Consistent with the method of reporting realized currency gain
               (loss), unrealized currency gain (loss) on investments is not separately reported from the underlying economic or market component, but included under the caption Net Unrealized Appreciation (Depreciation) on Investments. Unrealized currency gain (loss) on other net assets is reported under Net Unrealized Appreciation (Depreciation) on Translation of Assets and Liabilities in Foreign Currencies.

        G.     FORWARD FOREIGN CURRENCY CONTRACTS
               A forward foreign currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. These contracts are traded over-the-counter and not on organized commodities or securities exchanges. Losses may arise due to changes in the value of the foreign currencies or if the counterparty does not perform under the contract.

               The Funds may and do use forward foreign currency contracts to facilitate the settlement of foreign securities. A commitment by a Fund to purchase a currency forward allows the Fund to have the local currency on hand to settle foreign security purchases on the payment date. Likewise, a commitment to sell a currency forward allows the Fund to take the foreign currency proceeds from the sale of foreign securities and exchange it for U.S. dollars at a predetermined price.

               In addition, the Fremont Global Fund and the Fremont Bond Fund use such contracts to manage their respective currency exposure. Contracts to receive generally are used to acquire exposure to foreign currencies, while contracts to deliver are used to hedge a fund's investments against currency fluctuations. A contract to receive or deliver can also be used to offset a previous contract.

               The market risk involved in these contracts is in excess of the amounts reflected in the Funds' Statements of Assets and Liabilities since only the change in the underlying values is reflected (as an asset if appreciated or as a liability if depreciated) and not the actual underlying values.

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 1997 (Unaudited)


        At April 30, 1997 the underlying values for open foreign currency contracts were as follows:

                                                                                                 NET UNREALIZED
                               SETTLEMENT       TO RECEIVE       INITIAL           CURRENT        APPRECIATION
                                  DATE         (TO DELIVER)       VALUE             VALUE        (DEPRECIATION)
                                  ----         ------------       -----             -----        --------------
GLOBAL FUND
Australian Dollar               05/05/97       (17,000,000)    $(12,989,700)    $(13,277,680)    $  (287,980)
Canadian Dollar                 05/05/97       (22,000,000)     (16,328,954)     (15,743,524)        585,430
German Deutschemark             05/05/97       (16,400,000)     (10,067,526)      (9,473,745)        593,781
German Deutschemark             05/05/97       (39,000,000)     (23,282,192)     (22,529,028)        753,164
French Franc                    05/05/97       (24,000,000)      (4,237,513)      (4,114,803)        122,710
Swedish Krona                   05/05/97       (69,000,000)      (9,317,525)      (8,801,469)        516,056
Dutch Guilder                   05/06/97        (6,500,000)      (3,450,473)      (3,339,842)        110,631
British Pound                   06/11/97        (9,000,000)     (14,472,000)     (14,601,600)       (129,600)
                                                                                                 -----------
                                                                                                 $ 2,264,192
                                                                                                 ===========
INTERNATIONAL SMALL CAP FUND
Japanese Yen                    05/02/97        (3,969,100)    $    (31,154)    $    (31,154)    $      --
Malaysian Ringgit               05/02/97            78,196           31,154           31,154            --
Malaysian Ringgit               05/02/97            30,078           12,000           12,000            --
Turkish Lira                    05/02/97    (1,987,043,000)         (14,719)         (14,719)           --
                                                                                                 -----------
                                                                                                 $      --
                                                                                                 ===========
EMERGING MARKETS FUND
Hong Kong Dollar                05/01/97          (351,880)    $    (45,416)    $    (45,424)    $        (8)
Indonesian Rupiah               05/05/97      (229,388,240)         (94,263)         (94,399)           (136)
Malaysian Ringgit               05/05/97           335,347          134,246          133,615            (631)
Singapore Dollar                05/06/97          (307,278)        (212,062)        (212,399)           (337)
                                                                                                 -----------
                                                                                                 $    (1,112)
                                                                                                 ===========
BOND FUND
Canadian Dollar                 05/01/97         1,000,000     $    760,393     $    715,999     $   (44,394)
Canadian Dollar                 05/01/97        (1,000,000)        (737,463)        (715,999)         21,464
New Zealand Dollar              06/03/97        (3,036,000)      (2,100,912)      (2,102,521)         (1,609)
Canadian Dollar                 06/10/97         1,945,000        1,431,673        1,395,566         (36,107)
Canadian Dollar                 06/10/97        (1,945,000)      (1,437,812)      (1,395,566)         42,246
German Deutschemark             06/12/97          (592,000)        (352,381)        (342,930)          9,451
                                                                                                 -----------
                                                                                                 $    (8,949)
                                                                                                 ===========

        H.     FUTURES
               A futures contract is an agreement between two parties to buy or sell a security or financial interest at a set price on a future date and is standardized and exchange-traded. Upon entering into such a contract, the purchaser is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the purchaser agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the purchaser as unrealized gains or losses. When the contract is closed, the purchaser records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds use futures contracts to hedge foreign currency and interest rate risks.

               At April 30, 1997, the Fremont Bond Fund had the following futures contracts outstanding:

                              CONTRACTS   EXPIRATION       INITIAL          CURRENT        NET UNREALIZED
                               TO BUY        DATE           VALUE            VALUE         (DEPRECIATION)
                               ------        ----           -----            -----         --------------
5 yr. U.S. Treasury Note         70        Jun 97        $7,389,531        $7,369,687        $(19,844)
10 yr. U.S. Treasury Note        25        Jun 97         2,684,375         2,674,219         (10,156)
30 yr. U.S. Treasury Bond        40        Jun 97         4,395,675         4,371,250         (24,425)
                                                                                             --------
                                                                                             $(54,425)
                                                                                             ========

               At April 30, 1997, $350,000 par value of U.S. Treasury Bills were held by brokers to satisfy the initial margin requirements related to these contracts.

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 1997 (Unaudited)



        I.     SECURITIES LENDING

               All the Funds are authorized to make loans of their portfolio securities to broker-dealers or to other institutional investors up to 33-1/3% of their respective net assets. The borrower must maintain with the Funds' custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued but unpaid distributions. The collateral is invested in a money market fund that meets the criteria of Section 2(a)-7 of the 1940 Act.

               The Funds receive a portion of the income earned on the collateral. For the six months ended April 30, 1997, transactions in securities lending resulted in fee income to the Fremont Global Fund, the Fremont International Growth Fund, the Fremont International Small Cap Fund, the Fremont Emerging Markets Fund, the Fremont U.S. Micro-Cap Fund and the Fremont Growth Fund of $54,947, $15,033, $1,789, $185, $24,928 and $3,771, respectively.

               The market value of the securities on loan and the collateral balance held by the Funds as of April 30, 1997 were as follows:

                                                                  MARKET VALUE             COLLATERAL VALUE
                                                                  ------------             ----------------
                    Fremont Global Fund                           $ 67,766,645              $ 68,902,414
                    Fremont International Growth Fund                5,365,230                 5,455,152
                    Fremont International Small Cap Fund               593,000                   602,939
                    Fremont U.S. Micro-Cap Fund                     16,599,809                16,878,022
                    Fremont Growth Fund                              9,955,586                10,122,442


        J.     REVERSE REPURCHASE AGREEMENTS
               During the six months ended April 30, 1997, the Fremont Bond Fund entered into reverse repurchase agreements with certain brokers. Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities pledged as collateral may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

               Such transactions are accounted for as a borrowing by the Fund and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%.

               The difference between the selling price and the repurchase price is accounted for as interest expense.

        2.     TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

        INVESTMENT ADVISOR
        The Funds each have entered into an investment management agreement with Fremont Investment Advisors, Inc. (the Advisor), a wholly owned subsidiary of Fremont Investors, Inc. (formerly The Fremont Group, Inc.). Under these agreements, the Advisor supervises and implements each Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory and administrative services, the Advisor receives a fee based on the average daily net assets of the Funds as described below.

                                                     ADVISORY FEE                        ADMINISTRATIVE FEE
    Fremont Global Fund                        0.60% on all net assets                  0.15% on all net assets
    Fremont International Growth Fund          1.50% on all net assets                            --
    Fremont International Small Cap Fund       1.50% on all net assets                            --
    Fremont Emerging Markets Fund (*)          1.00% on all net assets                  0.15% on all net assets
    Fremont U.S. Micro-Cap Fund (*)            2.50% on first $30 million                         --
                                               2.00% on next $70 million                          --
                                               1.50% on balance over $100 million                 --
    Fremont Growth Fund                        0.50% on all net assets                  0.15% on all net assets
    Fremont Bond Fund (*)                      0.40% on all net assets                  0.15% on all net assets
    Fremont Money Market Fund (*)              0.30% on first $50 million               0.15% on all net assets
                                               0.20% on balance over $50 million
    Fremont  California Intermediate
      Tax-Free Fund (*)                        0.40% on first $25 million               0.15% on all net assets
                                               0.35% on next $25 million
                                               0.30% on next $50 million
                                               0.25% on next $50 million
                                               0.20% on balance over $150 million

         (*)The Advisor has voluntarily waived and/or reimbursed some of its fees for these Funds. All fees waived in the past will not be recouped in the future and, as these waivers are voluntary, they may be changed in the future.

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 1997 (Unaudited)



                  For the Fremont U.S. Micro-Cap Fund, the Advisor is voluntarily limiting the advisory fee to a reduced rate of no greater than 1.98% of net assets.

                  For the Fremont Emerging Markets Fund, the Advisor is voluntarily waiving advisory, 12b-1 and administrative fees and reimbursing all other operating expenses until further notice.

                  For the Fremont Bond Fund and the Fremont Money Market Fund, the Advisor is voluntarily waiving the administrative fee in its entirety.

                  For the Fremont California Intermediate Tax-Free Fund, the advisory and administrative fees are charged at voluntarily reduced rates of .30% and .005% of net assets, respectively.

        Selected per share data and operating ratios have been disclosed both before and after the impact of these various waivers under each Fund's Financial Highlights table.

        Under the terms of the Advisory agreements, the Advisor receives a single management fee (i.e., a unitary fee) from the Fremont International Growth Fund, the Fremont International Small Cap Fund and the Fremont U.S. Micro-Cap Fund, and is obligated to pay all expenses of these Funds except extraordinary expenses (as determined by a majority of the disinterested directors) and interest, brokerage commissions, and other transaction charges relating to the investing activities of those Funds.

        Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fremont Emerging Markets Fund has adopted a plan of distribution under which the Fund may directly incur or reimburse the Advisor for certain distribution-related expenses. The maximum amount the Fund is obligated to pay the Advisor is 0.25% of net assets. Payments have been waived by the Advisor in their entirety since the Fund began operations and it is anticipated that the Advisor will continue voluntarily waiving such payments until further notice.

        Each Fund is also required to comply with the limitations set forth in the laws, regulations, and administrative interpretations of the states in which it is registered. For the six months ended April 30, 1997, no reimbursements were required or made to any Fund by the Advisor to comply with these limitations.

        Under the terms of a shareholder services agreement with the Advisor, effective July 1, 1996, the Funds pay the Advisor for transfer agent services on a per shareholder account basis, subject to a monthly minimum per Fund as well as out-of-pocket expenses. Total costs incurred by the Funds in aggregate for the six months ended April 30, 1997 were $152,020, excluding funds under a unitary fee arrangement.

        OTHER RELATED PARTIES

        At April 30, 1997, Fremont Investors, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder, Stephen D. Bechtel, Jr., and members of his family, including trusts, owned directly or indirectly the following approximate percentages of the various Funds:

                                                        % OF SHARES OUTSTANDING
                                                        -----------------------
     Fremont Global Fund                                           61%
     Fremont International Growth Fund                             86%
     Fremont International Small Cap Fund                          32%
     Fremont Emerging Markets Fund                                 51%
     Fremont U.S. Micro-Cap Fund                                    6%
     Fremont Growth Fund                                           66%
     Fremont Bond Fund                                             87%
     Fremont Money Market Fund                                     80%
     Fremont California Intermediate Tax-Free Fund                 71%

        Certain officers and/or directors of the Funds are also officers and/or directors of the Advisor and/or Fremont Investors, Inc.

3.      ORGANIZATION COSTS

        Costs incurred by each Fund, if any, in connection with its organization have been deferred and are amortized on a straight-line basis over a period of five years (60 months).

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 1997 (Unaudited)


4.      PURCHASES AND SALES/MATURITIES OF INVESTMENT SECURITIES

        Aggregate purchases and aggregate proceeds from sales and maturities of securities for the six months ended April 30, 1997 were as follows:

                                                                     PURCHASES             PROCEEDS
                                                                     ---------             --------
LONG TERM SECURITIES EXCLUDING U.S. GOVERNMENT SECURITIES:
Fremont Global Fund                                                 $213,085,957          $109,640,129
Fremont International Growth Fund                                     19,925,735            18,919,586
Fremont International Small Cap Fund                                   4,130,461             3,628,020
Fremont Emerging Markets Fund                                          5,810,257             2,345,360
Fremont U.S. Micro-Cap Fund                                           91,102,134            56,288,295
Fremont Growth Fund                                                   54,008,557            30,034,915
Fremont Bond Fund                                                     14,705,948            27,453,665
Fremont California Intermediate Tax-Free Fund                          9,012,581               510,000

LONG TERM U.S. GOVERNMENT SECURITIES:
Fremont Global Fund                                                  $13,949,316            $5,153,110
Fremont Bond Fund                                                     35,813,937            28,314,629


        Transactions in written put and call options for the six months ended April 30, 1997 for the Fremont Bond Fund were as follows:

                                                            AMOUNT OF PREMIUMS       NUMBER OF CONTRACTS
                                                            ------------------       -------------------
   Options outstanding at October 31, 1996                      $ 70,996                     50
   Options sold                                                   41,625                     50
   Options cancelled in closing purchase transactions                 --                     --
   Options expired prior to exercise                                  --                     --
   Options exercised                                                  --                     --
   Options outstanding at April 30, 1997                        $112,621                    100

        The following written options were outstanding at April 30, 1997:



                                                              NUMBER OF       EXERCISE        EXPIRATION
                       NAME OF ISSUER                         CONTRACTS        PRICE             DATE               VALUE
                       --------------                         ---------        -----             ----               -----
    PUT OPTIONS:       CME June 97 Eurodollar Futures            50            93.50           06/16/97            $  1,250
                       CME Dec 97 Eurodollar Futures             50            93.75           12/15/97              37,500

    CME - Chicago Mercantile Exchange

        The Bond Fund received premiums of $112,621 on these contracts and has an unrealized gain of $73,871. The total notional value underlying these contracts is $100,000,000.

5.      PORTFOLIO CONCENTRATIONS
        Although each Fund has a diversified investment portfolio, there are certain investment concentrations of risk which may subject each Fund more significantly to economic changes occurring in certain segments or industries.

6.      UNREALIZED APPRECIATION (DEPRECIATION) - TAX BASIS
        At April 30, 1997, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on that cost were as follows:

                                                                        GROSS AGGREGATE UNREALIZED
                                                                        --------------------------
                                                COST         APPRECIATION       DEPRECIATION             NET
                                                ----         ------------       ------------             ---
 Fremont Global Fund                      $ 571,998,869      $ 63,305,800      $ (19,432,988)      $ 43,872,812
 Fremont International Growth Fund           36,881,921         5,465,336         (3,095,951)         2,369,385
 Fremont International Small Cap Fund         9,977,344           900,221         (1,514,959)          (614,738)
 Fremont Emerging Markets Fund                7,481,492           779,056           (237,625)           541,431
 Fremont U.S. Micro-Cap Fund                141,084,321        13,617,628        (20,548,396)        (6,930,768)
 Fremont Growth Fund                        105,777,790        12,396,523         (2,857,906)         9,538,617
 Fremont Bond Fund                           80,286,005         1,427,034           (744,851)           682,183
 Fremont Money Market Fund                  429,977,136                --                 --                 --
 Fremont California Intermediate
   Tax-Free Fund                             58,787,613         1,373,370           (303,422)         1,069,948

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[FREMONT FUNDS LOGO]

50 Beale Street, Suite 100
San Francisco, CA 94105